UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22538

Advisers Investment Trust

(Exact name of registrant as specified in charter)

50 S. LaSalle Street

Chicago, Illinois 60603

(Address of principal executive offices) (Zip code)

The Northern Trust Company

50 S. LaSalle Street

Chicago, Illinois 60603

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 557-4100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

INDEPENDENT FRANCHISE PARTNERS
US EQUITY FUND

ANNUAL REPORT
September 30, 2018

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

September 30, 2018

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
SHAREHOLDER LETTER
September 30, 2018

Dear Shareholder:

We are pleased to present to shareholders the September 30, 2018 Annual Report for the Independent Franchise Partners US Equity Fund (the “Fund”), a series of the Advisers Investment Trust. This report contains the results of Fund operations for the year ended September 30, 2018.

We appreciate the trust and confidence you have placed in us by choosing the Fund and its Investment Adviser, Independent Franchise Partners, LLP, and we look forward to continuing to serve your investing needs.

Sincerely,

Barbara J. Nelligan	Sandeep Ghela
President	Chief Operating Officer
Advisers Investment Trust	Independent Franchise Partners, LLP

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

Independent Franchise Partners US Equity Fund

Value of a hypothetical $3,000,000 investment in the Fund from inception on December 20, 2011 to September 30, 2018

Average Annual Total Returns as of September 30, 2018

	Independent Franchise Partners US Equity Fund (without redemption fee)	Independent Franchise Partners US Equity Fund (with redemption fee)	Russell 1000 Value Index	S&P 500 Index
Q4 2017	5.47%	5.21%	5.33%	6.64%
Q1 2018	-1.13%	-1.37%	-2.83%	-0.76%
Q2 2018	2.57%	2.31%	1.18%	3.43%
Q3 2018	3.17%	2.91%	5.70%	7.71%
Year to Date	4.63%	4.36%	3.92%	10.56%
1 Year	10.34%	10.08%	9.45%	17.91%
3 Years (Annualized)	14.44%	14.36%	13.55%	17.31%
5 Years (Annualized)	12.14%	12.10%	10.72%	13.95%
Since Inception (Annualized)	13.38%	13.34%	13.81%	15.81%

The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs (including the Fund’s 0.25% redemption fee unless noted otherwise) and the deduction of fees and expenses. The Fund’s Total Annual Operating Expense, per the most recent Prospectus, is 0.77%. Independent Franchise Partners, LLP has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes, dividends on short positions, litigation and indemnification expenses, fees and expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.85%. This agreement may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Advisory Agreement.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 855-233-0437 or 312-557-7902.

Data as at September 30, 2018. The inception date of the Fund is December 20, 2011. Performance is shown net of fees and periods greater than one year are annualized. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Fund’s primary benchmark for performance comparison purposes is the Russell 1000 Value Index. The secondary benchmark is the S&P 500 Index. Benchmark returns reflect dividends reinvested gross of any withholding taxes. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

not reflected in the Index calculations. It is not possible to invest directly in an index. Please refer to the Fund’s Prospectus for further information.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. Please refer to the Fund’s Prospectus for further information.

Capacity Status

Client assets in the US Franchise strategy are $4.4bn at September 30, 2018. Mindful of the $5bn capacity limit for US Franchise we set in 2009, we have some capacity available in the strategy for existing or new clients.

Portfolio Commentary

In the year to September 30, 2018, the Fund delivered a return of 10.34% (assuming no redemption fee). This is an attractive absolute return, slightly outpacing the Russell 1000 Value Index return of 9.45% but lagging the S&P 500 Index, which returned 17.91%.

We build Franchise portfolios with the aim of generating attractive long-term returns with a capital preservation bias. We do not build portfolios to outpace rising markets. The recent relative return profile does not surprise us given where we are in the current market cycle – now the longest bull market of all time – and the sectors that have driven the market.

Information technology, health care and energy were the strongest sectors in the Russell 1000 Value Index in the year to September 30, 2018. Consumer staples was the weakest sector in the Russell 1000 Value Index, declining 2.6% compared to the broader market return of 9.5%.

The Fund benefited from exposure to some information technology stocks that possess durable intangible assets, notably Microsoft and Apple.

The Fund’s health care exposure is primarily focused on diversified pharmaceutical companies with a proven track record of R&D investment and successfully bringing multiple new drugs to market. As well as having a diversified portfolio of drug compounds, these companies also have exposure to a range of attractive categories, such as over-the-counter medicines and consumer healthcare. The pharmaceutical industry had attractive positive returns over the year but lagged the broader health care sector. Instead, more growth-oriented health care industries such as life sciences and health care equipment led the sector higher. Within these industries, many companies are focused on single compounds or products in niche markets. We think this singular focus generally exposes our clients’ capital to too much specific risk. These companies do not meet our Franchise quality criteria.

The Fund has no exposure to the energy sector. Energy companies tend to be highly capital intensive and operate in an environment in which it is hard to exercise pricing power. Further, returns in this sector tend to be highly cyclical. These attributes do not fit our long-term, buy and hold investment approach.

We have historically found many franchise companies within the consumer staples sector. The Fund’s exposure to this sector averaged close to 25% of the Fund’s assets compared to 8% for the Russell 1000 Value Index. This overweight detracted from relative returns for the year. In particular, weak returns from companies such as Molson Coors, British American Tobacco and Philip Morris International, detracted from the Fund’s relative return.

We consistently encourage clients to assess returns over longer intervals, like a full market cycle, in line with our investment horizon. We caution that Franchise returns will likely lag if markets continue to be led by sectors where we do not find Franchise opportunities. As always, we continue to design Franchise portfolios with the goal of protecting capital better than the broader market should there be a major fall. Experience has taught us that this is a key ingredient in compounding wealth over the long term.

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ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

Investment Returns and Contribution to Fund Return – 1 Year ending September 30, 2018

US Equity Fund – Stock Returns (%)				US Equity Fund – Contribution to Fund Return (bps)
Top		Bottom		Top		Bottom
21st Century Fox	+77%	Dentsply Sirona	-34%	21st Century Fox	+372	Molson Coors	-140
Chipotle	+67%	Philip Morris Int’l	-23%	Microsoft	+284	British American Tobacco	-101
Microsoft	+56%	British American Tobacco	-23%	Chipotle	+177	eBay	-76
Apple	+49%	Molson Coors	-23%	Apple	+173	Philip Morris Int’l	-67
Zoetis	+45%	eBay	-14%	Accenture	+158	Dentsply Sirona	-47

Stock returns reflect total returns and are presented in US Dollars for the period the stock was held during the year ending September 30, 2018. Contribution to Fund return reflects contribution to gross return and is presented in US Dollars for the period the stocks were held during the year to September 30, 2018. Source: FactSet, Independent Franchise Partners, LLP. For complete attribution and methodology, please contact clientservice@franchisepartners.com.

Significant Contributors to the Fund’s Return

Among the top contributors to the Fund’s return were 21st Century Fox, Microsoft and Chipotle Mexican Grill.

Fox has agreed to sell its international and entertainment assets to Disney and spin off its remaining assets to form a “new Fox” company. The Fox assets are of strategic importance to Disney as it seeks greater scale to compete against well-funded technology companies like Netflix and Amazon. We think new Fox, which will comprise Fox broadcast network, national Fox Sports channels and Fox News, should be a viable standalone entity and highly cash generative. We expect the deal to close in the first half of 2019. Fox’s shares trade on an estimated free cash flow yield of 4.8%. Based on Disney’s current share price, we calculate an attractive, implied double-digit free cash flow yield for new Fox.

Microsoft is migrating its business from desktop software to a more cloud-centric business model. For example, towards the end of the reporting period, Microsoft reported fiscal fourth quarter results which showed double-digit revenue growth across all business segments, anchored by the performance of its commercial cloud franchise. Thanks to strong cost discipline, operating income grew an even more impressive 24%. We continue to see potential for further revenue growth and margin expansion.

Chipotle is recovering well from the food safety scares in late 2015. First quarter results announced in April showed same-store sales growth of 2.7% and a 180 basis point improvement in restaurant operating margins. Many of the opportunities highlighted by the company’s new CEO on his inaugural quarterly conference call are consistent with those that we identified in our initial investment thesis, outlined below in the initial purchases section of this report.

Notable Detractors from the Fund’s Return

Among the detractors from the Fund’s return were Molson Coors, British American Tobacco, eBay and Philip Morris International.

Molson Coors’ shares have struggled in the face of weak US beer volumes. The company’s recent quarterly results beat market expectations and management reiterated its full year guidance. However, as well as weak US volumes, Molson is losing market share to premium priced beers. Despite these challenges, the company is exceeding its original cost savings plan for the integration of MillerCoors, which should enable Molson to grow operating profit and free cash flow at a modest rate. The company’s shares trade on an estimated free cash flow yield of 9.4%.

British American Tobacco’s (BAT) and Philip Morris International’s (PMI) shares declined following reduced growth expectations for next generation products, continuing concerns over volume growth and increased competition, particularly from e-cigarette manufacturers such as JUUL in the US, as well as the companies’ exposure to weaker emerging market currencies.

We are cautiously optimistic about the medium term prospects for next generation tobacco products. However, we are mindful that this is still a comparatively new category with plenty of uncertainty about its tax and regulatory status. We continue to monitor developments closely. In the past few months, we have interviewed the management teams of all of the major tobacco companies and spoken with consultants and regulatory experts to test different hypotheses about how the industry may evolve. Our two main conclusions are that regulatory change is likely to be gradual and that the evolving regulatory framework around NGPs will probably raise the barriers to entry and reinforce the competitive position of the major tobacco companies.

PMI’s and BAT’s shares trade on estimated free cash flow yields of 6.1% and 7.8%. We do not think these valuations reflect the companies’ proven ability to grow free cash flow while navigating through regulatory change and responding to competitive threats. We have added to BAT, PMI and the other tobacco companies in the portfolio at attractive valuations.

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

eBay’s share price weakness has been driven by changing sales tax legislation in the US and modestly lower earnings expectations. eBay puts the onus of complying with relevant tax law on its sellers. Following a US Supreme Court ruling in June, those sellers may now need to charge sales tax on all transactions. The industry is likely to lobby Congress to provide a federal regulatory framework given the complexity that various state tax rules could create. Amazon has been collecting state taxes on its first party sales for several years with no noticeable impact on revenue growth. This gives us some comfort but we continue to monitor this risk and the related legislation. The expectation of lower revenue growth for the second half of the year - driven by slower growth from StubHub, its ticketing website and the impact of foreign exchange movements on overseas earnings - is disappointing. However, the company has several initiatives underway that should improve growth over the medium term. eBay’s shares trade on an estimated 5.9% free cash flow yield.

Significant Portfolio Changes During the Year
Portfolio activity has been higher than usual over the past year, driven primarily by an increased dispersion of valuations across the universe of Franchise stocks. During the year, we initiated positions in Chipotle Mexican Grill and Equifax. We sold the positions in Monsanto, TransUnion, Harley-Davidson, Mondelēz International, Kimberly-Clark, Merck and Dentsply Sirona.

We began building a position in Ritchie Bros. Auctioneers in December 2017 but sold it in March 2018 after the stock price appreciated substantially. We also received AT&T shares as part of its acquisition of Time Warner, which we sold shortly after the transaction closed. AT&T does not meet our franchise quality criteria because of its heavy exposure to capital intensive telecom services.

Initial Purchases
We initiated a position in Chipotle in November. Chipotle is the second largest company in the attractive and fast growing US “fast casual” restaurant category. Founded in 1993, it has almost doubled its market share in the last decade and has among the best per-store economics of its peer group. The key intangible asset is the Chipotle brand, which stands for Mexican cuisine using fresh, GMO-free, locally-sourced ingredients.

The company experienced a well-publicized E. coli outbreak at a number of its restaurants in late 2015. At the time of purchase, the share price was more than 60% below 2015 levels. Average sales per store were well below pre-2015 levels but are gradually recovering. Our research indicates that the company has taken appropriate steps to improve food safety and that brand perception is recovering. Chipotle has a number of opportunities to enhance average store volumes. These include expanding further into digital and delivery, establishing a loyalty scheme and expanding internationally and across a wider demographic.

The key risks to the investment thesis include the potential for further food safety scares and the failure to restore store level revenue and profit to pre-2015 levels. The company also lacks geographic and demographic diversification. We purchased the shares at an estimated free cash flow yield of 5.1% excluding cash, based on what we believe to be reasonable assumptions for the recovery of store economics.

We initiated a position in Equifax, one of three credit bureaus in the US, in January. The company’s main intangible assets are proprietary datasets and associated analytical products. These assets are deeply integrated into its customers’ decision making processes, conferring high switching costs and reliable pricing power. It has an attractive growth profile due to the increasing role that data and analytics play in understanding consumer credit risk and in identifying and preventing fraud.

The opportunity to purchase Equifax at an attractive valuation arose from the highly publicized data breach that it suffered in 2017. Despite this serious breach, we think the underlying strength of Equifax’s franchise is intact, although its near-term growth prospects will be lower as management deals with the aftermath of the breach.

The key risks to the investment include operational, regulatory and legal uncertainties related to the data breach. Our research suggests that the company is addressing cyber risk and its prior failings appropriately. In addition, we think the regulatory and legal costs of the breach should be manageable given the company’s strong balance sheet and steady cash generation. We initiated the position at an estimated 5.1% free cash flow yield, a valuation which incorporates a significant negative impact to its US consumer franchise.

Final Sales
We completed the final sale of Monsanto in February, after substantially reducing the position size towards the end of 2017. In September 2016, Monsanto agreed to be acquired by the German company, Bayer AG. In the fourth quarter of 2017, the discount to the offer price reduced to less than 5% and we began to reduce the position.

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

We sold the position in TransUnion in January. Organic revenue growth, margins and free cash flow generation all exceeded our expectations, driven by strong execution across all of TransUnion’s businesses. The company’s shares performed strongly and we exited the position when they traded below our 4.5% valuation hurdle.

We began reducing the position in Harley-Davidson in March and completed the final sale in June. Despite persistent attempts to broaden its customer appeal, the company has become increasingly dependent on a narrow demographic of riders in the US. In our view, it will be difficult for the company to sustain its attractive economics while simultaneously taking the required steps to broaden the price range of its product portfolio and to strengthen its dealer network. Harley’s shares traded on 6.1% estimated free cash flow yield. This valuation was optically attractive but did not sufficiently compensate us for the risks.

We sold the position in Mondelēz in June. We continue to admire the company’s strong brand portfolio, attractive category exposure, and global revenue footprint. Mondelēz’s management has simplified the company’s operations and improved profitability, with operating margins improving from 11.4% in 2011 to an estimated 17% in 2018. However, this one-sided focus on cost reduction, coupled with changes in consumer behaviour and an increasingly competitive landscape, have contributed to a weaker revenue profile. At an estimated free cash flow yield of 4.7%, we were no longer being adequately compensated for risks that include a need for reinvestment to accelerate revenue growth.

We sold the position in Kimberly-Clark in June. We hold Kimberly’s management in high regard for their commercial acumen and capital discipline. However, we think the company’s key categories like diapers, adult incontinence, and feminine care have become less susceptible to innovation, lowering Kimberly’s pricing power. In addition, the shift to online distribution, coupled with a comparative lack of distribution in emerging markets, has narrowed its customer base. The company’s shares traded on an estimated free cash flow yield of 5.7% at the time of sale, which we thought was fair value given the reduced compounding potential.

We sold the position in Merck in July. We are concerned that Merck has become overly reliant on its blockbuster immunotherapy drug, Keytruda. This has been exacerbated by persistent disappointments elsewhere in its pipeline. We forecast that Keytruda will account for 20% of Merck’s 2019 revenues and approximately 40% of profits. We also think that Keytruda will come under increasing competitive pressure in the medium-term. Merck’s shares traded on an estimated free cash flow yield of 6.1%, which was optically attractive but did not sufficiently compensate us for these risks.

We completed the final sale of Dentsply Sirona in late August. Dentsply has struggled with a reorganisation of its salesforces and supply chain following its 2016 merger with Sirona, as well as competitive pressures in parts of the dental equipment category. We continue to think that there are a number of long-term opportunities for Dentsply. However, the challenges highlighted above persist. The company’s shares traded on an estimated free cash flow yield of 4.8%, which did not provide sufficient compensation for the execution risk and the uncertain track record of the new management team.

Following the returns over the last year and the portfolio changes during the course of the year, the Fund offered an estimated free cash flow yield of 5.7% at the end of September 2018. We think this represents an attractive valuation both in absolute terms and relative to broader equity markets, particularly given the high quality of the companies in the portfolio.

We remain completely dedicated to investing our clients’ portfolios in keeping with the rigors of the Franchise quality and value criteria. As ever, we measure our success through long-term investment results and enduring client relationships. We thank you for your support and look forward to serving you in the coming years.

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ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

Hassan Elmasry, CFA
Lead Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Michael Allison, CFA
Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Jayson Vowles, CFA
Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Karim Ladha, CFA
Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Richard Crosthwaite
Portfolio Manager of the Fund

Principal Investment Risks: Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The main risks of investing in the Fund are set out in the Fund’s Prospectus, which can be obtained at www.franchisepartners.com/funds or by calling 855-233-0437 or 312-557-7902.

The comments and free cash flow yield estimates reflect the views of Independent Franchise Partners, LLP at the time of writing and are subject to change without notice to the recipients of this document. Free cash flow yield estimates are based on the firm’s proprietary research and methodology.

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2018

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	97.7%
Beverages	4.8%
Molson Coors Brewing Co. - Class B		1,657,347	$101,926,841
Computers & Peripherals	4.8%
Apple Inc.		456,873	103,134,511
Diversified Financials	4.4%
S&P Global Inc.		480,806	93,944,684
Health Care Equipment & Supplies	2.3%
Abbott Laboratories		670,540	49,190,814
Hotels, Restaurants & Leisure	4.1%
Chipotle Mexican Grill Inc.(a)		190,268	86,480,611
Information Services	3.9%
Equifax Inc.		633,102	82,664,128
Internet Software & Services	4.6%
eBay Inc.(a)		2,975,728	98,258,539
IT Services	5.0%
Accenture PLC - Class A		624,108	106,223,182
Media	13.6%
News Corp. - Class A		6,120,258	80,726,203
News Corp. - Class B		1,768,347	24,049,519
Twenty-First Century Fox Inc. - Class A		3,961,009	183,513,547
			288,289,269
Pharmaceuticals	19.1%
GlaxoSmithKline PLC		3,097,054	62,036,015
Johnson & Johnson		1,374,642	189,934,285
Novartis AG - REG		1,203,689	103,516,764
Zoetis Inc.		545,425	49,939,113
			405,426,177
Software	10.0%
Microsoft Corp.		1,297,444	148,388,670
Oracle Corp.		1,226,476	63,237,103
			211,625,773
Tobacco	21.1%
Altria Group Inc.		3,003,132	181,118,891
British American Tobacco PLC		1,695,630	79,220,475
Imperial Brands PLC		2,327,707	81,036,367
Philip Morris International Inc.		1,321,282	107,737,334
			449,113,067
TOTAL COMMON STOCKS (Cost $1,666,737,703)			2,076,277,596
TOTAL INVESTMENTS (Cost $1,666,737,703)	97.7%		2,076,277,596
NET OTHER ASSETS (LIABILITIES)	2.3%		48,766,947
NET ASSETS	100.0%		$2,125,044,543

(a)Non-income producing security.

See notes to financial statements.

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2018

Abbreviations:

REG – Registered

At September 30, 2018, the Fund’s investments were concentrated in the following countries:

Country Allocation (Unaudited)	Percentage of Net Assets
United States	82.4%
United Kingdom	10.4
Switzerland	4.9
Total	97.7%

See notes to financial statements.

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ADVISERS INVESTMENT TRUST
STATEMENT OF ASSETS & LIABILITIES
September 30, 2018

Independent Franchise Partners US Equity Fund
Assets:
Investments, at value (Cost: $1,666,737,703)	$2,076,277,596
Cash	67,053,716
Foreign currency (Cost: $846,337)	846,440
Receivable for dividends	6,158,413
Reclaims receivable	2,121,174
Receivable from service providers	25,761
Prepaid expenses	8,282
Total Assets	2,152,491,382
Liabilities:
Capital shares redeemed payable	25,663,325
Investment advisory fees payable	1,207,766
Accounting and Administration fees payable	476,284
Regulatory and Compliance fees payable	21,778
Risk Officer fees payable	15,870
Accrued expenses and other payable	61,816
Total Liabilities	27,446,839
Net Assets	$2,125,044,543
Net assets	$2,125,044,543
Shares of common stock outstanding	114,541,064
Net asset value per share	$18.55
Net Assets:
Paid in capital	$1,594,560,251
Accumulated net investment income	24,865,234
Accumulated net realized gain	96,066,841
Net unrealized appreciation	409,552,217
Net Assets	$2,125,044,543

See notes to financial statements.

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ADVISERS INVESTMENT TRUST
STATEMENT OF OPERATIONS
For the year ended September 30, 2018

Independent Franchise Partners US Equity Fund
Investment Income:
Dividend income (Net of foreign withholding tax of $465,017)	$47,048,576
Operating expenses:
Investment advisory	13,918,964
Accounting and Administration	1,049,133
Regulatory and Compliance	303,921
Risk Officer	47,206
Trustees	44,902
Other	160,961
Total expenses before reductions	15,525,087
Expenses reduced by Service Providers	(32,304)
Net expenses	15,492,783
Net investment income	31,555,793
Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains from investment transactions	104,494,295
Net realized losses from foreign currency transactions	(52,909)
Change in unrealized appreciation on investments	62,571,139
Change in unrealized depreciation on foreign currency	(61,087)
Net realized and unrealized gains from investment activities	166,951,438
Change in Net Assets Resulting from Operations	$198,507,231

See notes to financial statements.

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ADVISERS INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended September 30, 2018 and 2017

	Independent Franchise Partners US Equity Fund
	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$31,555,793	$24,935,728
Net realized gains from investment and foreign currency transactions	104,441,386	72,126,197
Change in unrealized appreciation on investments and foreign currency	62,510,052	114,532,840
Change in net assets resulting from operations	198,507,231	211,594,765
Dividends paid to shareholders:
From net investment income	(26,164,818)	(21,068,926)
From net realized gains	(72,409,086)	(35,279,147)
Total dividends paid to shareholders	(98,573,904)	(56,348,073)
Capital Transactions:
Proceeds from sale of shares	175,135,667	373,249,541
Value of shares issued to shareholders in reinvestment of dividends	94,269,405	52,738,557
Value of shares redeemed	(173,324,047)	(210,268,796)
Change in net assets from capital transactions	96,081,025	215,719,302
Change in net assets	196,014,352	370,965,994
Net assets:
Beginning of year	1,929,030,191	1,558,064,197
End of year	$2,125,044,543	$1,929,030,191
Accumulated net investment income	$24,865,234	$19,527,168
Share Transactions:
Sold	9,687,320	22,148,665
Reinvested	5,290,090	3,374,188
Redeemed	(9,658,571)	(12,431,329)
Change	5,318,839	13,091,524

See notes to financial statements.

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ADVISERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS
For the years ended September 30, 2018, 2017, 2016, 2015, and 2014

	Independent Franchise Partners US Equity Fund
	Year Ended September 30, 2018		Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of year	$17.66		$16.21	$14.57	$14.65		$13.03
Income (loss) from operations:
Net investment income	0.28		0.23	0.22	0.23		0.18
Net realized and unrealized gains from investments	1.51		1.80	2.59	0.16		1.80
Total from investment operations	1.79		2.03	2.81	0.39		1.98
Less distributions paid:
From net investment income	(0.24)		(0.22)	(0.24)	(0.18)		(0.19)
From net realized gains on investments	(0.66)		(0.36)	(0.93)	(0.29)		(0.17)
Total distributions paid	(0.90)		(0.58)	(1.17)	(0.47)		(0.36)
Increase from redemption fees(a)	—		—	—	—		—
Change in net asset value	0.89		1.45	1.64	(0.08)		1.62
Net asset value, end of year	$18.55		$17.66	$16.21	$14.57		$14.65
Total return(b)	10.34%		12.99%	20.23%	2.56%		15.37%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$2,125,045		$1,929,030	$1,558,064	$946,110		$871,644
Ratio of net expenses to average net assets	0.76%		0.77%	0.79%	0.80%		0.81%
Ratio of net investment income to average net assets	1.54%		1.42%	1.64%	1.54%		1.59%
Ratio of gross expenses to average net assets	0.76	%(c)	0.77%	0.79%	0.80	%(c)	0.81%
Portfolio turnover rate	38.63%		30.72%	19.29%	45.30%		28.64%

(a)	Redemption fees were less than $0.005 per share.

(b)	Total return excludes redemption fees.

(c)	During the period shown, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See notes to financial statements.

13

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Second Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated June 21, 2018. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The Independent Franchise Partners US Equity Fund (the “IFP US Equity Fund” or “Fund”) is a series of the Trust. These financial statements and notes only relate to the IFP US Equity Fund.

The Fund is a non-diversified fund, meaning it may invest in a smaller number of companies than a diversified fund, and seeks to achieve an attractive long-term rate of return.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.    Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm ET, each business day on which the share price of the Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit

14

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Fund’s Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party pricing service to fair value its international equity securities.

In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2018 in valuing the Fund’s investments based upon the three fair value levels defined above:

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
Fund	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
IFP US Equity Fund
Common stocks(1)	$2,076,277,596	$—	$—	$2,076,277,596
Total Investments	$2,076,277,596	$—	$—	$2,076,277,596

(1)	See investment industries in the Schedule of Investments.

As of September 30, 2018, there were no Level 2 or Level 3 securities held by the Fund. There were no transfers to or from Level 3 during the year ended September 30, 2018.

CURRENCY TRANSACTIONS

The Fund may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. At financial reporting period ends, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

15

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

REDEMPTION FEES

The Fund will charge a redemption fee of 0.25% of the total redemption amount if you sell your shares, regardless of the length of time you have held your shares and subject to certain exceptions and limitations described in the prospectus. The redemption fee is paid directly to the Fund and is intended to encourage long-term investment in the Fund, to facilitate portfolio management and to avoid (or compensate the Fund for the impact of) transaction and other Fund expenses incurred as a result of shareholder redemptions. Redemption fees charged for the years ended September 30, 2018 and 2017 were $360,540 and $432,924, respectively, and are reflected within the value of shares redeemed on the statement of changes in net assets.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2018, the Fund did not have material uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s Federal tax returns filed for the tax years ended September 30, 2015, 2016 and 2017 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

16

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

NEW ACCOUNTING PRONOUNCEMENTS

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements.

B.     Fees and Transactions with Affiliates and Other Parties

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Agreement”) with Independent Franchise Partners, LLP (the “Adviser”) to provide investment management services to the Fund. Total fees incurred pursuant to the Agreement are reflected as “Investment advisory” fees on the Statement of Operations. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee based on the Fund’s daily net assets at the following annualized rates:

Adviser’s Assets Under Management(1)	Scale Discount for Assets in each Range(1)	Annualized Rate(1)	Effective Overall Annual Fee(1)
First $1 billion	—	0.88%	0.88%
$1 - 2 billion	0.10%	0.78%	at $2 billion 0.83%
$2 - 3 billion	0.20%	0.68%	at $3 billion 0.78%
$3 - 4 billion	0.30%	0.58%	at $4 billion 0.73%
$4 - 5 billion	0.40%	0.48%	at $5 billion 0.68%
Above $5 billion	—	—	0.68%

(1)	The Adviser’s total assets under management at the end of each calendar quarter are used to calculate the effective annual fee to be applied during the next calendar quarter. During the year ended September 30, 2018, the effective annualized rate was 0.68% given the Adviser’s total assets under management were in excess of $5 billion during the period.

Foreside Financial Services, LLC (the “Distributor”), formerly BHIL Distributors, LLC, provides distribution services to the Fund pursuant to a distribution agreement with the Trust, on behalf of the Fund. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Adviser, at its own expense, pays the Distributor an annual $5,000 fee for these services and reimbursement for certain expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements between the Trust, on behalf of the Fund, and Northern Trust. Through April 1, 2018, the Fund agreed to pay Northern Trust certain annual and transaction-based fees, a tiered basis-point fee based on the Fund’s daily net assets, subject to a minimum annual fee of $150,000 relating to these services, and reimburse for certain expenses incurred on behalf of the Fund. Effective April 2, 2018, the total fee is subject to a minimum annual fee of $175,000, as well as other charges for additional service activities. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations. For the period ended September 30, 2018, Northern Trust agreed to voluntarily waive certain fees. The waiver agreement may be terminated at any time and the waivers are not subject to recoupment. Amounts waived by Northern Trust are included in “Expenses reduced by Service Providers” on the Statement of Operations.

For the year ended September 30, 2018, Northern Trust made voluntary expense waivers of $32,304.

Foreside Fund Officer Services, LLC (“Foreside”), formerly Foreside Management Services, LLC, provides compliance and financial control services for the Fund pursuant to a written agreement with the Trust, on behalf of the Fund, including providing certain officers to the Fund. The Fund pays Foreside an annual base fee, a basis-point fee based on the Fund’s daily net assets and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

17

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

Carne Global Financial Services (US) LLC (“Carne”) provides Risk Management and Oversight Services for the Fund pursuant to a written agreement between the Trust, on behalf of the Fund, and Carne, including providing the Risk Officer to the Fund to administer the Fund risk program and oversee the analysis of investment performance and performance of service providers. The Fund has agreed to pay Carne an annual fee of $30,000 for these services, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Carne pursuant to this agreement are reflected as “Risk Officer” fees on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Foreside, Northern Trust, Carne or the Distributor and receive no compensation directly from the Fund for serving in their respective roles. Through March 31, 2018, the Trust paid each Independent Trustee compensation for their services based on an annual retainer of $80,000 and reimbursement for certain expenses. Effective April 1, 2018, the Trust pays an annual retainer of $120,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2018, the aggregate Trustee compensation paid by the Trust was $300,000. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” expenses on the Statement of Operations.

The Adviser has contractually agreed to waive fees or reimburse expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends on short positions, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.85% of the average daily net assets of the Fund. For the year ended September 30, 2018, there were no expenses reduced by the Adviser. The current agreement with the Adviser to waive fees and/or reimburse expenses cannot be terminated prior to January 28, 2019, at which time the Adviser will determine whether to renew or revise the agreement. Any fees waived or expenses reimbursed during a fiscal year are not subject to repayment from the Fund to the Adviser in subsequent fiscal years.

C.      Investment Transactions

For the year ended September 30, 2018, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Cost of Purchases	Proceeds from Sales
$829,657,028	$758,616,736

D.      Federal Income Tax

As of September 30, 2018, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
IFP US Equity Fund	$1,672,815,933	$505,655,360	$(102,193,697)	$403,461,663

The tax character of distributions paid to shareholders during the latest tax years ended September 30, 2018 and September 30, 2017 for the Fund was as follows:

		Net Long	Total Taxable	Tax Return	Total Distributions
	Ordinary Income	Term Gains	Distributions	of Capital	Paid
2018	$58,408,979	$40,164,925	$98,573,904	$—	$98,573,904
2017	$26,152,177	$30,195,896	$56,348,073	$—	$56,348,073

18

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

As of the tax year ended September 30, 2018, the components of accumulated earnings on a tax basis were as follows:

		Undistributed Long-			Accumulated		Total
	Undistributed	Term Capital	Accumulated	Distributions	Capital and	Unrealized	Accumulated
	Ordinary Income	Gains	Earnings	Payable	Other Losses	Appreciation	Earnings
IFP US Equity Fund	$43,020,305	$83,990,000	$127,010,305	$—	$—	$403,473,987	$530,484,292

At September 30, 2018, the latest tax year end, the Fund had no capital loss carry-forwards available to offset future net capital gains.

E.     Concentration of Ownership Risk

A significant portion of the Fund’s shares may be held in a limited number of shareholder accounts. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by the Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Advisers Investment Trust and Shareholders of Independent Franchise Partners US Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Independent Franchise Partners US Equity Fund (one of the funds constituting Advisers Investment Trust, hereafter referred to as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

November 26, 2018

We have served as the auditor of one or more investment companies in Advisers Investment Trust since 2011.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606
T:(312) 298 2000, F:(312) 298 2001, www.pwc.com/us

20

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

A.     Other Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2018 are designated as Qualified Dividend Income (“QDI”), as defined in the Act, subject to reduced tax rates in 2018:

Fund	QDI Percentage
IFP US Equity Fund	32.80%

A percentage of the dividends distributed during the fiscal year for the Fund qualifies for the Dividends-Received Deduction (“DRD”) for corporate shareholders:

Corporate
Fund	DRD Percentage
IFP US Equity Fund	25.29%

B.     Summary of Fund Holdings as of September 30, 2018

Market Exposure
Equity Securities	% of Net Assets
Tobacco	21.1%
Pharmaceuticals	19.0
Media	13.6
Software	10.0
IT Services	5.0
Computers & Peripherals	4.9
Beverages	4.8
Internet Software & Services	4.6
Diversified Financials	4.4
Hotels, Restaurants, & Leisure	4.1
Information Services	3.9
Health Care Equipment & Supplies	2.3
Total	97.7%

5 Largest Equity Positions
Issuer	% of Net Assets
Johnson & Johnson	8.9%
Twenty-First Century Fox Inc. - Class A	8.6
Altria Group, Inc	8.5
Microsoft Corp.	7.0
Philip Morris International, Inc	5.1
Total	38.1%

C.     Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2018 and held for the entire period through September 30, 2018.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

21

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Beginning Account	Ending Account
	Expense	Value	Value	*Expenses Paid
	Ratio	4/1/2018	9/30/2018	4/1/18-9/30/18
Actual	0.76%	$1,000.00	$1,058.20	$3.91
Hypothetical	0.76%	$1,000.00	$1,021.27	$3.84

*	Expenses are calculated using the annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

D.       Board Approval of Investment Advisory Agreement

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Agreement between the Trust and the Adviser with respect to the Fund be approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Agreement to determine whether the agreement is fair to the Fund and its shareholders. The Board considered and approved the Agreement for the Fund at an in-person meeting held on June 20, 2018.

The Board requested, and the Adviser provided, both written and oral reports containing information and data related to the following: (i) the nature, extent, and quality of the services provided by the Adviser to the Fund; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and the profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee level reflects these economies of scale to the benefit of the Fund’s shareholders.

The Board examined the nature, extent, and quality of the advisory services provided by the Adviser. The Board considered the terms of the Agreement, information and reports provided by the Adviser on its business, personnel and operations, and advisory services provided to the Fund. The Board reviewed the Adviser’s investment philosophy and portfolio construction processes, the Adviser’s compliance program, pending material litigation (if any), insurance coverage, business continuity program, and information security practices. The Board noted that, as set forth in the reports provided by the Adviser, there had been no material compliance issues or concerns raised or encountered since the last renewal of the Agreement and that there had been no material compliance issues in the past 36 months with respect to the Fund or any other fund managed by the Adviser. The Board then considered key risks associated with the Fund and ways in which those risks are mitigated. Taking in to account the personnel involved in servicing the Fund as well as the materials provided by the Adviser, the Board expressed satisfaction with the quality, extent, and nature of the services expected from the Adviser.

The Board reviewed the investment performance of the Fund and examined the selected peer groups and benchmark for the Fund. The Board reviewed the Fund’s performance compared to a peer selection based on the Pavilion Large Cap Value universe and the Pavilion Large Cap US Equity universe for one to ten year periods through March 31, 2018. The Board also reviewed the performance of other funds advised by the Adviser with similar investment mandates for one-month, three-month, one-year, three-year, five-year, and since inception periods through March 31, 2018. After considering the information presented to it, the Board expressed satisfaction with the performance of the Fund and the Adviser.

The Board reviewed the cost of services provided and the profits realized by the Adviser, including assertions related to compensation and profitability. The Board discussed the advisory fee paid by the Fund and the total operating expenses of the Fund. The Board noted that the Adviser received a management fee of 0.68% of the Fund’s average daily net assets. The Board reviewed the investment advisory fee paid by the Fund in comparison to the investment advisory fees paid by the funds within the appropriate peer group, noting that the fee was competitive with the fees paid by its peers. The Board then reviewed the advisory fees paid by accounts managed by the Adviser with a similar investment mandate and noted that the Fund paid the same investment advisory fee as those accounts. The Board then considered

22

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

the expense cap for the Fund noting that the Adviser had contractually agreed to waive fees and or reimburse expenses to limit total annual fund operating expenses to 0.85% of the Fund’s average daily net assets. After considering the comparative data provided by the Adviser, the Board concluded that the advisory fee and expense ratio were reasonable.

The Board considered the profitability of the Adviser’s relationship with the Fund and considered the information provided by the Adviser. Among other things, the Board considered the overall financial condition of the Adviser and representations made thereto and to the overall importance of the Fund’s relationship to the Adviser’s business strategy. The Board examined the Fund’s profit margin and the Adviser’s overall profitability. The Board concluded that, based on both the written and oral reports provided by the Adviser, the profit margin was reasonable.

In considering the economies of scale for the Fund, the Board considered the marketing and distribution plans for the Fund, its capacity, and breakeven point. The Board noted than other than the investment advisory fee, the Adviser derived no other fees or monetary benefits from the Fund. The Board also noted that the Fund does not assess and the Adviser does not receive Rule 12b-1 fees, soft dollars are not a consideration for broker selection, and that effective January 2018, the Adviser is paying all third-party research expenses directly.

In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling; and each Trustee assigned different weights to various factors considered.

E.     Other Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by writing to the Fund at Independent Franchise Partners Funds c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund at 855-351-4583 (toll free); and (ii) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, by calling the Fund at 855-351-4583 (toll free); and (ii) on the SEC’s website at www.sec.gov.

The Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge on the SEC’s website at www.sec.gov, or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

F.     Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

					Other
				Number of	Directorships
	Position(s)	Term of		Portfolios in the	Held by Trustee
Name, Address and	Held with	Office /Length of	Principal Occupation(s) During	Trust Overseen	During Past 5
Year of Birth[1]	the Trust	Time Served	Past 5 Years	by Trustee	Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present; Chairperson, Diamond Hill Funds 2014 to present.	16	Diamond Hill Funds
Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	Retired: President, Vadar Capital LLC, 2008 to 2017.	16	None

23

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

Other
				Number of	Directorships
	Position(s)	Term of		Portfolios in the	Held by Trustee
Name, Address and	Held with	Office /Length of	Principal Occupation(s) During	Trust Overseen	During Past 5
Year of Birth[1]	the Trust	Time Served	Past 5 Years	by Trustee	Years
Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Retired; President and CEO of the Ohio Bankers League 1991 to 2013; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to 2014.	16	Boston Trust & Walden Funds and Coventry Funds Trust

1 The mailing address of each Trustee is 50 S. LaSalle St. Chicago, IL 60603.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Other
				Number of	Directorships
	Position(s)	Term of Office/		Portfolios in the	Held by Trustee
Name, Address and	Held with	Length of Time	Principal Occupation(s) During	Trust Overseen	During Past 5
Year of Birth[1]	the Trust	Served	Past 5 Years	by Trustee	Years
David M. Whitaker[2] Year of Birth: 1971	Trustee	Indefinite/ July 2017 to present	President, Foreside Financial Group, LLC, 2011 to present; Director, Portland Air Freight, 2011 to present; Director, National Investment Company Service Association (NICSA) 2018 to present.	16	PAF Transportation
Daniel P. Houlihan[3] Year of Birth: 1966	Trustee	Indefinite/ March 2016 to present	Executive Vice President, The Northern Trust Company, 2008 to present; Chairman, National Investment Company Service Association (NICSA) 2017 to present; Vice Chairman, National Investment Company Service Association (NICSA) 2014 to 2017.	16	None
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018; Vice President of Advisers Investment Trust, 2012 to 2017.	N/A	N/A

24

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

Other
				Number of	Directorships
	Position(s)	Term of Office/		Portfolios in the	Held by Trustee
Name, Address and	Held with	Length of Time	Principal Occupation(s) During	Trust Overseen	During Past 5
Year of Birth[1]	the Trust	Served	Past 5 Years	by Trustee	Years
Scott Craven Jones Year of Birth: 1962	Risk Officer	Indefinite/ July 2014 to present	Director, Carne Global Financial Services, Inc., 2013 to present; Adviser, Wanzenburg Partners LLC, 2012-2013.	N/A	N/A
Rita Tholt Year of Birth: 1960	Chief Compliance Officer	Indefinite/ December 2016 to present	Director, Foreside Financial Group, LLC, 2016 to present; Chief Compliance Officer, Granite Shares Advisors LLC, 2017 to present; Chief Compliance Officer, Tributary Capital Management, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2015 to 2016; Chief Compliance Officer, Nationwide Investment Advisors, LLC, 2009 to 2015.	N/A	N/A
Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2009 to 2016.	N/A	N/A
Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/ July 2011 to present	Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2008 to 2016.	N/A	N/A
Toni M. Bugni Year of Birth: 1973	Secretary	Indefinite/ March 2018 to present	Senior Vice President, Compliance Support Services, The Northern Trust Company, 2011 to present.	N/A	N/A
Deanna Y. Pellack Year of Birth: 1987	Assistant Secretary	Indefinite/ March 2018 to present	Second Vice President, Compliance Support Services, The Northern Trust Company, 2014 to present; Officer, Wealth Management, The Northern Trust Company, 2013 to 2014.	N/A	N/A

1 The mailing address of Messrs. Whitaker, Sheets, and Statczar and Ms. Tholt is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230. The mailing address of Messrs. Houlihan and Jones and Mses. Nelligan, Bugni, and Pellack is 50 S. LaSalle Street, Chicago, IL 60603.

2 Mr. Whitaker is the President of Foreside Financial Group, LLC and is therefore deemed to be an “interested person” of the Trust, as defined in the 1940 Act.

3 Mr. Houlihan is an Executive Vice President of the Northern Trust Company and is therefore deemed to be an “interested person” of the Trust, as defined in the 1940 Act.

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 855-233-0437.

25

Independent Franchise Partners US Equity Fund

(Series of the Advisers Investment Trust)

Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Independent Franchise Partners US Equity Fund.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

●	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

●	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

●	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Independent Franchise Partners US Equity Fund or anytime we make a material change to our privacy policy.

Investment Adviser

Independent Franchise Partners, LLP
Level 1, 10 Portman Square
London, W1H 6AZ
United Kingdom

Custodian

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, Illinois 60606

Legal Counsel

Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215-6101

Distributor

Foreside Financial Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

For Additional Information, call

855-233-0437 (toll free) or 312-557-7902

VONTOBEL FUNDS

ANNUAL REPORT

September 30, 2018

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

September 30, 2018

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

Vontobel Global Emerging Markets Equity Institutional Fund

Value of a hypothetical $1,000,000 investment in the Fund Class I Shares from inception on May 22, 2013 to September 30, 2018

Average Annual Total Returns as of September 30, 2018

	One Year	Five Year	Since Inception	Gross Expense	Net Expense
	Return	Return	Return	Ratio *	Ratio *
Vontobel Global Emerging Markets Equity Institutional Fund – Class I	-5.25%	2.95%	0.96%	3.57%	0.99%
MSCI Emerging Markets Index	-0.81%	3.61%	2.47%	-	-

Data as at September 30, 2018. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The inception date of the Fund is May 22, 2013.

* Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2019.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-252-5393 or 312-630-6583.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index. The Index is an unmanaged index based on share prices of a select group of global emerging market stocks that are available to global investors. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

1

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

Portfolio Commentary

For the one-year period ended September 30, 2018, the Vontobel Global Emerging Markets Equity Institutional Fund underperformed its benchmark, the MSCI Emerging Markets Index (Total Return Net Dividends). On the sector level, stock selection in energy, combined with an underweight to the sector, was the leading detractor from relative returns. Our stock selection in communications services also detracted from relative results. Our stock selection in information technology and our stock selection in real estate, combined with an underweight to the sector, added to relative performance.

Leading contributors to Fund absolute performance during the period were Tata Consultancy, Wal-Mart de Mexico and Taiwan Semiconductor Manufacturing Corporation.

Tata Consultancy Services (TCS) is benefiting from a weakened rupee and while the company earns revenues in foreign currencies, costs are predominately in rupees. TCS reported strong first quarter fiscal 2019 results and recent large deals have been ramping up. Tata Consultancy Services is the largest Indian IT company, providing services in application development and maintenance, enterprise solutions, IT infrastructure management, consulting, and business process outsourcing to its clients. By meeting a broad range of customers’ IT needs through innovative solutions, the company has delivered strong returns. Tata Consultancy Services has an impressive record of growth, but because of the size and scale of its operations, its growth rate will likely be reasonably slower than it has been historically. Despite that, we believe it has the potential to generate consistent returns and it is attractively valued.

Wal-Mart de Mexico (Walmex) contributed to returns due to solid second quarter results, as well as general market uncertainties were lifted following Andres Manuel Lopez Obrador’s (aka AMLO) election in early July. Walmex is the premier Mexican retailer. Unlike Wal-Mart in the United States, which offers cheap prices but not the best shopping environment, Walmex offers both low prices and a better shopping experience than most stores in the country. The company has no net debt, effective working capital management and generates strong cash flow.

Taiwan Semiconductor Manufacturing Corporation (TSMC) is the world’s largest pure-play semiconductor chip foundry. In our view, its cost advantage, scale, expertise and patent protection give it a competitive advantage versus peers and pricing power with clients like Apple, Qualcomm and Nvidia, to name a few. While a slowdown in the cryptocurrency mining industry caused temporary earnings growth downgrades, company guidance on strong demand for next-generation 7 nanometer chips into 2019 was positively received.

Leading detractors from Fund absolute performance during the period were Ultrapar Participacoes, Ambev and Cielo.

Ultrapar Participacoes is the second largest fuel distributor in Brazil. The stock has been weak since the start of the year due to issues we view as temporary, not structural. These issues included a glut earlier in the year of lower-priced imported fuel that gave generic gas stations a temporary price advantage. A nationwide truckers’ strike protesting sharp increases in diesel prices further exacerbated performance. Ultrapar’s second quarter earnings report evidenced the disruption from the strike and the lingering impact of the glut. Despite these short-term challenges, we believe Ultrapar is well managed and well positioned for the long run. In Brazil, the top three fuel distributors account for approximately 70% of a market that continues to consolidate. Fuel distribution is a business with significant operating leverage and we expect demand to return following a recessionary trough.

AmBev’s performance was driven by weak currencies in Brazil and Argentina, and delays in the expectations of a volume rebound this year. Volume growth was delayed because of the trucker strike in Brazil and continued high inflation that tamped down consumer spending. We remain confident in the business longer term as AmBev often emerges stronger after a recession as

2

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

it typically continues to invest during difficult periods. AmBev is the dominant Brazilian brewer and also has a strong presence in non-alcoholic beverages.

Cielo, the largest merchant acquirer in Brazil, provides services related to credit and debit cards. Cielo reported second quarter results that were below consensus expectations. Brazil continues to slowly emerge from its deep recession, but that has not yet translated into the volume improvement the market has been expecting. The environment has also become increasingly competitive, although we view that as a testament to the evolution of a growth industry. Over the long term, we believe Cielo is well positioned to benefit from strong secular trends such as cards replacing cash transactions. Card penetration is low in Brazil, and card expenditures account for less than 30% of private consumption expenditures.

Matthew Benkendorf
Chief Investment Officer
Portfolio Manager

Vontobel Asset Management, Inc.

3

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

Performance Disclosure

Past performance is not indicative of future results. Any companies described in this commentary may or may not currently represent a position in our client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities. Please contact a Vontobel representative for more information.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially. The inclusion of projections or forecasts should not be regarded as an indication that Vontobel considers the projections or forecasts to be reliable predictors of future events, and they should not be relied upon as such.

In the event a company described in this commentary is a position in client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

For information about how contribution was calculated for any such securities, or to obtain a list showing the contribution of each holding to overall performance, please contact a Vontobel representative.

Risk Disclosure

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

4

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

Vontobel Global Equity Institutional Fund

Value of a hypothetical $1,000,000 investment in the Fund Class I Shares from inception on January 2, 2015 to September 30, 2018

Average Annual Total Returns as of September 30, 2018

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Vontobel Global Equity Institutional Fund – Class I	11.07%	11.06%	1.74%	0.91%
MSCI All Country World Index	9.77%	8.55%	-	-

Data as at September 30, 2018. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The inception date of the Fund is January 2, 2015.

* Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2019.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-252-5393 or 312-630-6583.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) All Country World Index. The Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

5

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

Portfolio Commentary

For the one-year period ended September 30, 2018, the Vontobel Global Equity Institutional Fund outperformed its benchmark, the MSCI All Country World Index (Total Return Net Dividends). On the sector level, stock selection in consumer discretionary, combined with an overweight to the sector, was the leading contributor to relative returns. Our stock selection in the health care sector also aided relative performance. Our stock selection in consumer staples, combined with our overweight to the sector, detracted from relative results. Our lack of exposure to the energy sector also weighed on relative returns.

Leading contributors to Fund absolute performance during the period were Amazon, Mastercard and Visa.

Amazon continued to power ahead with strong second quarter 2018 operating income. Following this earnings release, analysts increased their estimates and price targets for the stock. Amazon is the leading player in ecommerce in North America, and has leading positions in several markets in Europe, as well as India and Japan. Amazon was able to do this by offering very competitive pricing, free shipping for Prime members, and convenience. Amazon also has the leading position globally in Cloud services with AWS.

During the third quarter of 2018, Mastercard reported consistently strong results, with constant currency revenue growth in the mid-teens. Additionally, Mastercard reported its strongest purchase volume growth in recent years. Mastercard is a dominant card payment network second only to Visa. Mastercard continues to benefit from strong secular tailwinds (cash-to-card conversion), and enjoys durable competitive moats as an indispensable component of the payment ecosystem. We believe the company can meet its goal of becoming a one-stop shop for all types of payments.

During the third quarter of 2018, Visa reported consistently strong results, with constant currency revenue growth in the mid-teens. Visa also increased its earnings guidance for 2018. Visa is a dominant card payment network that processes industry-leading global payment volumes outside of China. Visa has durable competitive moats as an indispensable component of the payment ecosystem and continues to benefit from strong secular tailwinds driven by cash-to-card conversion. Visa operates with a high barrier to entry as a result of scale-based network effects and duopolistic market structure, and consistently returns cash to shareholders in terms of buybacks and dividends, driven by strong ROIC and robust FCF conversion.

Leading detractors from Fund absolute performance during the period were Nielsen Holdings, Philip Morris International, and British American Tobacco.

Nielsen Holdings reported weaker-than-expected revenue growth predominantly in its market share measurement or Buy segment. Subsequently, management downgraded its full year 2018 revenue guidance from 3% to a 1% decline and adjusted EBITDA guidance was brought down by 10% from previous levels. The CEO (Mitch Barns) is stepping down and management is now conducting a strategic review of this Buy segment which may ultimately result in a sale, but the outcome is uncertain. Given that we have less visibility and confidence in the recovery of the Buy segment, we have sold out of our position.

Philip Morris International (PMI) was weak this year as uncertainty increased in the nicotine delivery space and the growth rate of IQOS slowed in Japan, its launch market. While we continue to believe that the company will remain a leader in nicotine delivery, we exited the position to reallocate the capital to another opportunity that presented itself.

British American Tobacco (BAT) was weak this year after uncertainty increased in the tobacco space as new nicotine delivery products were launched and the US FDA threatened increased regulations. Despite the changes to the sector, we believe that nicotine consumption is not going away and BAT will remain a leader in the field of nicotine delivery. British American Tobacco

6

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

is the world’s largest tobacco company with market leadership in more than 50 countries around the world. It has global brands including Dunhill, Kent, Lucky Strike, Pall Mall and Rothmans. It also has a full suite of next generation products with the goal of offering nicotine delivery in a potentially less harmful way when compared to traditional cigarettes. The company has strong pricing power, and opportunities to increase margins through cost saves, while paying a hefty dividend.

Matthew Benkendorf
Chief Investment Officer
Portfolio Manager

Vontobel Asset Management, Inc.

7

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

Performance Disclosure

Past performance is not indicative of future results. Any companies described in this commentary may or may not currently represent a position in our client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities. Please contact a Vontobel representative for more information.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially. The inclusion of projections or forecasts should not be regarded as an indication that Vontobel considers the projections or forecasts to be reliable predictors of future events, and they should not be relied upon as such.

In the event a company described in this commentary is a position in client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

For information about how contribution was calculated for any such securities, or to obtain a list showing the contribution of each holding to overall performance, please contact a Vontobel representative.

Risk Disclosure

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

8

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

Vontobel International Equity Institutional Fund

Value of a hypothetical $1,000,000 investment in the Fund Class I Shares from inception on January 2, 2015 to September 30, 2018

Average Annual Total Returns as of September 30, 2018

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Vontobel International Equity Institutional Fund – Class I	2.37%	7.09%	2.14%	0.96%
MSCI All Country World ex U.S. Index	1.76%	5.50%	-	-

Data as at September 30, 2018. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The inception date of the Fund is January 2, 2015.

* Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2019.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-252-5393 or 312-630-6583.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) All Country World ex U.S. Index. The Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed (excluding US) and emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

9

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

Portfolio Commentary

For the one-year period ended September 30, 2018, the Vontobel International Equity Institutional Fund outperformed its benchmark, the MSCI All Country World Index ex USA (Total Return Net Dividends). On the sector level, our stock selection in information technology, combined with an overweight to the sector, was the leading contributor to relative results. Our stock selection in the industrials sector also added to relative performance. Our stock selection in consumer staples, combined with an overweight to the sector, detracted from relative performance. Our lack of exposure to the energy sector also weighed on relative returns.

Leading contributors to Fund absolute performance during the period were Mastercard, Visa and Constellation Software.

During the third quarter of 2018, Mastercard reported consistently strong results, with constant currency revenue growth in the mid-teens. Additionally, Mastercard reported its strongest purchase volume growth in recent years. Mastercard is a dominant card payment network second only to Visa. Mastercard continues to benefit from strong secular tailwinds (cash-to-card conversion), and enjoys durable competitive moats as an indispensable component of the payment ecosystem. We believe the company can meet its goal of becoming a one-stop shop for all types of payments.

During the third quarter of 2018, Visa reported consistently strong results, with constant currency revenue growth in the mid-teens. Visa also increased its earnings guidance for 2018. Visa is a dominant card payment network that processes industry-leading global payment volumes outside of China. Visa has durable competitive moats as an indispensable component of the payment ecosystem and continues to benefit from strong secular tailwinds driven by cash-to-card conversion. Visa operates with a high barrier to entry as a result of scale-based network effects and duopolistic market structure, and consistently returns cash to shareholders in terms of buybacks and dividends, driven by strong ROIC and robust FCF conversion.

Constellation Software performed well as the market is expecting an acceleration of growth in 2018 after management increased its M&A effort. Constellation Software is a Canadian-based company specializing in vertical market solutions – back office/operational software in a wide range of verticals such as health care, law and public transit. The company grows through bolt-on acquisitions and the industry is still quite fragmented. We believe the business is predictable because customers usually do not switch to a competitor’s product and they pay annual maintenance fees.

Leading detractors from Fund absolute performance during the period were British American Tobacco, Philip Morris International, and Anheuser-Busch Inbev.

British American Tobacco (BAT) was weak this year after uncertainty increased in the tobacco space as new nicotine delivery products were launched and the US FDA threatened increased regulations. Despite the changes to the sector, we believe that nicotine consumption is not going away and BAT will remain a leader in the field of nicotine delivery. British American Tobacco is the world’s largest tobacco company with market leadership in more than 50 countries around the world. It has global brands including Dunhill, Kent, Lucky Strike, Pall Mall and Rothmans. It also has a full suite of next generation products with the goal of offering nicotine delivery in a potentially less harmful way when compared to traditional cigarettes. The company has strong pricing power, and opportunities to increase margins through cost saves, while paying a hefty dividend.

Philip Morris International (PMI) is the global leader in heat not burn products, one of the two technologies of next generation nicotine delivery products. The stock was weak this year as the growth rate slowed in its initial launch market of Japan. That said, we continue to believe that PMI will remain one of the companies at the forefront of nicotine delivery. Philip Morris International produces and sells cigarettes under brands such as Marlboro and L&M and is investing behind leading next generation products,

10

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

such as IQOS, the leading heat-not-burn product. In our opinion, the company has strong pricing power, leading brands, consistent constant currency earnings growth, opportunities for cost savings, and a large dividend.

Anheuser-Busch Inbev’s (ABI) stock was weak this quarter as its large exposure to emerging markets was a drag on performance due to currency weakness and macro-economic and political issues. Anheuser-Busch InBev is the world’s largest brewer and dominates the beer market in most of the countries in which it operates. Globally, it has roughly one fourth of beer volumes and close to one half of global beer profits. We believe ABI is best in class on costs among Consumer Staples companies, not just brewers. Management has historically executed well on its acquisitions and generates high levels of free cash.

Matthew Benkendorf
Chief Investment Officer
Portfolio Manager

Vontobel Asset Management, Inc.

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ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

Performance Disclosure

Past performance is not indicative of future results. Any companies described in this commentary may or may not currently represent a position in our client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities. Please contact a Vontobel representative for more information.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially. The inclusion of projections or forecasts should not be regarded as an indication that Vontobel considers the projections or forecasts to be reliable predictors of future events, and they should not be relied upon as such.

In the event a company described in this commentary is a position in client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

For information about how contribution was calculated for any such securities, or to obtain a list showing the contribution of each holding to overall performance, please contact a Vontobel representative.

Risk Disclosure

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. Larger companies’ value may not rise as much as smaller companies and larger companies may be unable to respond quickly to competitive challenges. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

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ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

Vontobel U.S. Equity Institutional Fund

Value of a hypothetical $1,000,000 investment in the Fund Class I Shares from inception on March 27, 2018 to September 30, 2018

Cumulative Total Returns as of September 30, 2018

	Since Inception Return	Gross Expense	Net Expense
		Ratio *	Ratio *
Vontobel U.S. Equity Institutional Fund – Class I	11.60%	2.57%	0.65%
S&P 500 Index	12.64%	-	-

Data as at September 30, 2018. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Fund commenced operations on March 27, 2018.

* Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2020.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-252-5393 or 312-630-6583.

The Fund’s benchmark for performance comparison purposes is the Standard and Poor’s (“S&P”) 500 Index an unmanaged index consisting of securities listed on exchanges in the United States of America. The index is calculated on a total return basis with dividends reinvested, but does not reflect fees, brokerage commissions, or other investment expenses, and is expressed in U.S. Dollars. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

13

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

Portfolio Commentary

From inception to September 30, 2018, the Vontobel U.S. Equity Institutional Fund underperformed its benchmark, the S&P 500 Index (Total Return Net Dividends). On the sector level, our stock selection in the health care sector was the leading contributor to relative results. Our stock selection in information technology also added to relative performance. Our stock selection in consumer staples, combined with an overweight to the sector, detracted from relative performance. Our stock selection in real estate also weighed on relative returns.

Leading contributors to Fund absolute performance during the period were Mastercard, Amazon, and Visa.

During the third quarter of 2018, Mastercard reported consistently strong results, with constant currency revenue growth in the mid-teens. Additionally, Mastercard reported its strongest purchase volume growth in recent years. Mastercard is a dominant card payment network second only to Visa. Mastercard continues to benefit from strong secular tailwinds (cash-to-card conversion), and enjoys durable competitive moats as an indispensable component of the payment ecosystem. We believe the company can meet its goal of becoming a one-stop shop for all types of payments.

Amazon continued to power ahead with strong second quarter 2018 operating income. Following this earnings release, analysts increased their estimates and price targets for the stock. Amazon is the leading player in ecommerce in North America, and has leading positions in several markets in Europe, as well as India and Japan. Amazon was able to do this by offering very competitive pricing, free shipping for Prime members, and convenience. Amazon also has the leading position globally in Cloud services with AWS.

During the third quarter of 2018, Visa reported consistently strong results, with constant currency revenue growth in the mid-teens. Visa also increased its earnings guidance for 2018. Visa is a dominant card payment network that processes industry-leading global payment volumes outside of China. Visa has durable competitive moats as an indispensable component of the payment ecosystem and continues to benefit from strong secular tailwinds driven by cash-to-card conversion. Visa operates with a high barrier to entry as a result of scale-based network effects and duopolistic market structure, and consistently returns cash to shareholders in terms of buybacks and dividends, driven by strong ROIC and robust FCF conversion.

Leading detractors from Fund absolute performance during the period were Philip Morris International, Nielsen Holdings, and British American Tobacco.

Philip Morris International (PMI) was weak this year as uncertainty increased in the nicotine delivery space and the growth rate of IQOS slowed in Japan, its launch market. While we continue to believe that the company will remain a leader in nicotine delivery, we exited the position to reallocate the capital to another opportunity that presented itself.

Nielsen Holdings reported weaker-than-expected revenue growth predominantly in its market share measurement or Buy segment. Subsequently, management downgraded its full year 2018 revenue guidance from 3% to a 1% decline and adjusted EBITDA guidance was brought down by 10% from previous levels. The CEO (Mitch Barns) is stepping down and management is now conducting a strategic review of this Buy segment which may ultimately result in a sale, but the outcome is uncertain. Given that we have less visibility and confidence in the recovery of the Buy segment, we have sold out of our position.

British American Tobacco (BAT) was weak this year after uncertainty increased in the tobacco space as new nicotine delivery products were launched and the US FDA threatened increased regulations. While we continue to believe that the company will remain a leader in nicotine delivery, we exited the position to reallocate the capital to another opportunity that presented itself.

14

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

Matthew Benkendorf
Chief Investment Officer
Portfolio Manager

Vontobel Asset Management, Inc.

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ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

Performance Disclosure

Past performance is not indicative of future results. Any companies described in this commentary may or may not currently represent a position in our client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities. Please contact a Vontobel representative for more information.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially. The inclusion of projections or forecasts should not be regarded as an indication that Vontobel considers the projections or forecasts to be reliable predictors of future events, and they should not be relied upon as such.

In the event a company described in this commentary is a position in client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

For information about how contribution was calculated for any such securities, or to obtain a list showing the contribution of each holding to overall performance, please contact a Vontobel representative.

Risk Disclosure

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

16

ADVISERS INVESTMENT TRUST

VONTOBEL GLOBAL EMERGING MARKETS EQUITY INSTITUTIONAL FUND

SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage
	of Net
	Assets	Shares	Value
COMMON STOCKS	95.0%
Communication Services	13.9%
Autohome, Inc. - ADR		3,701	$286,494
Bharti Infratel Ltd.		66,386	240,808
Naspers Ltd. - Class N		1,909	411,957
NetEase, Inc. - ADR		2,022	461,522
Telekomunikasi Indonesia Persero Tbk PT		2,577,408	629,585
Tencent Holdings Ltd.		20,133	831,208
Zee Entertainment Enterprises Ltd.		57,535	348,115
			3,209,689
Consumer Discretionary	10.0%
Alibaba Group Holding Ltd. - ADR(a)		6,216	1,024,148
Lojas Renner S.A.		30,978	237,788
Sands China Ltd.		73,183	331,403
Techtronic Industries Co. Ltd.		62,581	399,707
Yum China Holdings, Inc.		9,106	319,712
			2,312,758
Consumer Staples	29.0%
Ambev S.A. - ADR		195,243	892,260
Amorepacific Corp.		1,792	421,647
Anheuser-Busch InBev S.A./N.V.		4,540	396,497
CP ALL PCL - REG		187,463	399,967
Fomento Economico Mexicano S.A.B. de C.V. - ADR		9,001	890,829
Heineken N.V.		7,067	662,647
Inner Mongolia Yili Industrial Group Co. Ltd. - Class A		60,100	224,444
ITC Ltd.		108,722	446,572
LG Household & Health Care Ltd.		530	609,673
Unilever N.V. - CVA		15,290	851,497
Wal-Mart de Mexico S.A.B. de C.V.		192,011	585,144
Wuliangye Yibin Co. Ltd. - Class A		31,615	312,408
			6,693,585
Energy	1.3%
Ultrapar Participacoes S.A.		32,676	302,038
Financials	21.7%
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand - ADR		22,553	175,011
Bank Central Asia Tbk PT		159,909	259,155
Bank Polska Kasa Opieki S.A.		8,476	244,155
Bank Rakyat Indonesia Persero Tbk PT		1,206,640	255,069
BB Seguridade Participacoes S.A.		19,821	118,282
Credicorp Ltd.		1,263	281,750
HDFC Bank Ltd.		40,640	1,124,650
Hong Kong Exchanges & Clearing Ltd.		11,520	329,633
Housing Development Finance Corp. Ltd.		25,778	623,914
Kasikornbank PCL - REG		38,865	261,984

See notes to financial statements.

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ADVISERS INVESTMENT TRUST

VONTOBEL GLOBAL EMERGING MARKETS EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage
	of Net
	Assets	Shares	Value
Malayan Banking Bhd.		95,400	$225,677
Public Bank Bhd.		42,625	257,491
Samsung Fire & Marine Insurance Co. Ltd.		1,546	395,821
United Overseas Bank Ltd.		23,418	463,889
			5,016,481
Industrials	1.8%
Airports of Thailand PCL - REG		44,400	89,926
CCR S.A.		27,600	57,817
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - Class B		24,172	264,246
			411,989
Information Technology	12.4%
Cielo S.A.		85,493	259,323
HCL Technologies Ltd.		33,552	503,488
Taiwan Semiconductor Manufacturing Co. Ltd.		83,393	716,951
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		11,983	529,169
Tata Consultancy Services Ltd.		28,609	861,822
			2,870,753
Real Estate	1.1%
Link REIT		24,975	245,815
Utilities	3.8%
Equatorial Energia S.A.		8,917	126,870
Infraestructura Energetica Nova S.A.B. de C.V.		62,906	312,581
Power Grid Corp. of India Ltd.		171,185	444,906
			884,357
TOTAL COMMON STOCKS (Cost $20,883,560)			21,947,465
PREFERRED STOCKS	3.0%
Financials	3.0%
Bancolombia S.A. - ADR, 3.15%(b)		7,726	322,329
Itau Unibanco Holding S.A. - ADR, 0.40%(b)		34,120	374,637
			696,966
TOTAL PREFERRED STOCKS (Cost $707,632)			696,966
SHORT-TERM INVESTMENTS	1.8%
Northern Institutional
U.S. Government Select Portfolio, 1.92%		416,557	416,557
TOTAL SHORT-TERM INVESTMENTS (Cost $416,557)			416,557
TOTAL INVESTMENTS
(Cost $22,007,749)	99.8%		23,060,988
NET OTHER ASSETS (LIABILITIES)	0.2%		37,224
NET ASSETS	100.0%		$23,098,212

(a)Non-income producing security.

(b)Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Abbreviations:

ADR – American Depositary Receipt
REG – Registered
REIT – Real Estate Investment Trust

See notes to financial statements.

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ADVISERS INVESTMENT TRUST

VONTOBEL GLOBAL EMERGING MARKETS EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS

September 30, 2018

At September 30, 2018, the Vontobel Global Emerging Markets Equity Institutional Fund’s investments (excluding short-term investments) were domiciled in the following countries:

CONCENTRATION BY COUNTRY	% OF NET ASSETS
India	19.9%
China	15.0
Brazil	10.3
Mexico	9.6
South Korea	6.2
Taiwan	5.4
Indonesia	4.9
Hong Kong	4.2
United Kingdom	3.7
Thailand	3.2
Netherlands	2.9
Malaysia	2.1
Singapore	2.0
All other countries less than 2%	8.6
Total	98.0%

See notes to financial statements.

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ADVISERS INVESTMENT TRUST

VONTOBEL GLOBAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage
	of Net
	Assets	Shares	Value
COMMON STOCKS	96.9%
Communication Services	8.6%
Alphabet, Inc. - Class C(a)		1,433	$1,710,243
Facebook, Inc. - Class A(a)		4,819	792,533
Tencent Holdings Ltd.		22,243	918,321
Walt Disney (The) Co.		9,794	1,145,310
			4,566,407
Consumer Discretionary	19.4%
Alibaba Group Holding Ltd. - ADR(a)		6,881	1,133,713
Amazon.com, Inc.(a)		884	1,770,652
Booking Holdings, Inc.(a)		523	1,037,632
Industria de Diseno Textil S.A.		32,011	970,414
NIKE, Inc. - Class B		12,898	1,092,719
O’Reilly Automotive, Inc.(a)		1,632	566,826
Paddy Power Betfair PLC		13,040	1,112,797
Royal Caribbean Cruises Ltd.		4,673	607,210
Starbucks Corp.		14,828	842,823
TJX (The) Cos., Inc.		10,341	1,158,399
			10,293,185
Consumer Staples	20.3%
Alimentation Couche-Tard, Inc. - Class B		35,948	1,798,165
Ambev S.A. - ADR		122,948	561,872
Amorepacific Corp.		2,395	563,529
Anheuser-Busch InBev S.A./N.V.		10,643	929,498
British American Tobacco PLC		10,546	492,713
LG Household & Health Care Ltd.		619	712,052
Nestle S.A. - REG		11,483	957,346
PepsiCo, Inc.		11,142	1,245,676
Reckitt Benckiser Group PLC		18,535	1,694,962
Unilever N.V. - CVA		32,576	1,814,150
			10,769,963
Financials	15.7%
Berkshire Hathaway, Inc. - Class B(a)		7,346	1,572,852
CME Group, Inc.		8,889	1,512,997
HDFC Bank Ltd.		10,181	281,744
HDFC Bank Ltd. - ADR		17,771	1,672,251
Housing Development Finance Corp. Ltd.		55,313	1,338,759
M&T Bank Corp.		3,037	499,708
PNC Financial Services Group (The), Inc.		3,703	504,312
Wells Fargo & Co.		18,311	962,426
			8,345,049
Health Care	12.4%
Abbott Laboratories		8,528	625,614
Becton Dickinson and Co.		4,440	1,158,840
Fresenius S.E. & Co. KGaA		8,826	648,047

See notes to financial statements.

20

ADVISERS INVESTMENT TRUST

VONTOBEL GLOBAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage
	of Net
	Assets	Shares	Value
Johnson & Johnson		5,309	$733,544
Medtronic PLC		15,175	1,492,765
UnitedHealth Group, Inc.		7,292	1,939,964
			6,598,774
Industrials	5.2%
Canadian National Railway Co.		8,199	735,698
RELX PLC(a)		40,851	858,247
Safran S.A.		8,526	1,194,823
			2,788,768
Information Technology	12.7%
Mastercard, Inc. - Class A		8,659	1,927,580
SAP S.E.		12,219	1,503,808
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		31,375	1,385,520
Visa, Inc. - Class A		12,756	1,914,548
			6,731,456
Materials	1.1%
Martin Marietta Materials, Inc.		3,254	592,065
Real Estate	1.5%
American Tower Corp.		5,465	794,065
TOTAL COMMON STOCKS (Cost $40,464,333)			51,479,732
SHORT-TERM INVESTMENTS	2.6%
Northern Institutional
U.S. Government Select Portfolio, 1.92%		1,372,847	1,372,847
TOTAL SHORT-TERM INVESTMENTS (Cost $1,372,847)			1,372,847
TOTAL INVESTMENTS
(Cost $41,837,180)	99.5%		52,852,579
NET OTHER ASSETS (LIABILITIES)	0.5%		269,931
NET ASSETS	100.0%		$53,122,510

(a)Non-income producing security.

Abbreviations:

ADR – American Depositary Receipt

REG – Registered

At September 30, 2018, the Vontobel Global Equity Institutional Fund’s investments (excluding short-term investments) were domiciled in the following countries:

CONCENTRATION BY COUNTRY	% OF NET ASSETS
United States	50.3%
United Kingdom	9.1
India	6.2
Ireland	4.9
Canada	4.8
Germany	4.1
China	3.9
Taiwan	2.6
South Korea	2.4

See notes to financial statements.

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ADVISERS INVESTMENT TRUST

VONTOBEL GLOBAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS

September 30, 2018

CONCENTRATION BY COUNTRY	% OF NET ASSETS
France	2.2%
All other countries less than 2%	6.4
Total	96.9%

See notes to financial statements.

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ADVISERS INVESTMENT TRUST

VONTOBEL INTERNATIONAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage
	of Net
	Assets	Shares	Value
COMMON STOCKS	97.2%
Communication Services	2.1%
Tencent Holdings Ltd.		17,435	$719,819
Consumer Discretionary	17.1%
Alibaba Group Holding Ltd. - ADR(a)		3,960	652,450
Aptiv PLC		4,800	402,720
Booking Holdings, Inc.(a)		572	1,134,848
Domino’s Pizza Group PLC		139,111	506,600
Industria de Diseno Textil S.A.		20,354	617,032
LVMH Moet Hennessy Louis Vuitton S.E.		1,687	596,617
Paddy Power Betfair PLC		8,944	763,256
Shimano, Inc.		3,875	624,461
Techtronic Industries Co. Ltd.		96,431	615,909
			5,913,893
Consumer Staples	25.9%
Alimentation Couche-Tard, Inc. - Class B		23,529	1,176,951
Ambev S.A. - ADR		74,999	342,745
Anheuser-Busch InBev S.A./N.V.		7,973	696,315
British American Tobacco PLC		15,482	723,325
Diageo PLC		21,173	750,359
Heineken N.V.		5,228	490,211
L’Oreal S.A.		1,603	386,564
Nestle S.A. - REG		11,555	963,348
Philip Morris International, Inc.		10,127	825,756
Reckitt Benckiser Group PLC		11,863	1,084,831
Unilever N.V. - CVA		21,297	1,186,025
Wal-Mart de Mexico S.A.B. de C.V.		118,165	360,102
			8,986,532
Financials	11.5%
AIB Group PLC		60,710	310,849
HDFC Bank Ltd.		4,051	112,105
HDFC Bank Ltd. - ADR		13,115	1,234,122
Housing Development Finance Corp. Ltd.		31,418	760,420
London Stock Exchange Group PLC		8,782	524,935
Svenska Handelsbanken AB - Class A		27,947	352,977
UBS Group A.G. - REG(a)		21,483	339,297
United Overseas Bank Ltd.		17,800	352,602
			3,987,307
Health Care	5.6%
Fresenius S.E. & Co. KGaA		6,555	481,300
Grifols S.A.		29,797	839,294
Medtronic PLC		6,165	606,451
			1,927,045
Industrials	17.1%
Aena SME S.A.		4,294	745,340

See notes to financial statements.

23

ADVISERS INVESTMENT TRUST

VONTOBEL INTERNATIONAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage
	of Net
	Assets	Shares	Value
Bunzl PLC		17,083	$537,278
Canadian National Railway Co.		10,258	920,452
DCC PLC		7,559	686,220
Kingspan Group PLC		7,547	353,127
RELX PLC(a)		40,811	857,407
Rentokil Initial PLC		82,753	343,427
Safran S.A.		5,235	733,626
Teleperformance		3,973	749,588
			5,926,465
Information Technology	15.0%
Accenture PLC - Class A		2,311	393,332
Constellation Software, Inc.		950	698,623
Keyence Corp.		859	498,828
Mastercard, Inc. - Class A		3,904	869,069
SAP S.E.		7,603	935,711
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		22,483	992,849
Visa, Inc. - Class A		5,450	817,991
			5,206,403
Materials	1.5%
HeidelbergCement A.G.		6,669	521,262
Utilities	1.4%
Power Grid Corp. of India Ltd.		186,110	483,696
TOTAL COMMON STOCKS (Cost $30,198,782)			33,672,422
SHORT-TERM INVESTMENTS	2.6%
Northern Institutional
U.S. Government Select Portfolio, 1.92%		888,606	888,606
TOTAL SHORT-TERM INVESTMENTS (Cost $888,606)			888,606
TOTAL INVESTMENTS
(Cost $31,087,388)	99.8%		34,561,028
NET OTHER ASSETS (LIABILITIES)	0.2%		58,266
NET ASSETS	100.0%		$34,619,294

(a)Non-income producing security.

Abbreviations:

ADR – American Depositary Receipt
REG – Registered

At September 30, 2018, the Vontobel International Equity Institutional Fund’s investments (excluding short-term investments) were domiciled in the following countries:

CONCENTRATION BY COUNTRY	% OF NET ASSETS
United Kingdom	18.8%
United States	10.5
Ireland	10.1
Canada	8.1
India	7.5
France	7.1

See notes to financial statements.

24

ADVISERS INVESTMENT TRUST

VONTOBEL INTERNATIONAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS

September 30, 2018

CONCENTRATION BY COUNTRY	% OF NET ASSETS
Spain	6.4%
Germany	5.6
China	4.0
Switzerland	3.8
Japan	3.2
Taiwan	2.9
Belgium	2.0
All other countries less than 2%	7.2
Total	97.2%

See notes to financial statements.

25

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage
	of Net
	Assets	Shares	Value
COMMON STOCKS	94.8%
Communication Services	10.5%
Alphabet, Inc. - Class C(a)		301	$359,234
Comcast Corp. - Class A		8,888	314,724
Facebook, Inc. - Class A(a)		1,056	173,670
Walt Disney (The) Co.		2,983	348,832
			1,196,460
Consumer Discretionary	18.3%
Amazon.com, Inc.(a)		186	372,558
Aptiv PLC		1,675	140,532
Booking Holdings, Inc.(a)		110	218,240
Home Depot (The), Inc.		1,135	235,115
Las Vegas Sands Corp.		1,795	106,497
NIKE, Inc. - Class B		2,416	204,684
O’Reilly Automotive, Inc.(a)		437	151,779
Royal Caribbean Cruises Ltd.		1,322	171,781
Starbucks Corp.		4,251	241,627
TJX (The) Cos., Inc.		2,213	247,900
			2,090,713
Consumer Staples	18.6%
Alimentation Couche-Tard, Inc. - Class B		8,692	434,785
Anheuser-Busch InBev S.A./N.V. - ADR		3,196	279,874
Casey’s General Stores, Inc.		1,347	173,911
Coca-Cola (The) Co.		5,005	231,181
Kraft Heinz (The) Co.		5,634	310,490
Mondelez International, Inc. - Class A		6,660	286,114
PepsiCo, Inc.		3,647	407,734
			2,124,089
Financials	11.8%
Berkshire Hathaway, Inc. - Class B(a)		1,952	417,943
CME Group, Inc.		1,881	320,165
M&T Bank Corp.		946	155,655
Moody’s Corp.		352	58,854
PNC Financial Services Group (The), Inc.		1,212	165,062
Wells Fargo & Co.		4,319	227,007
			1,344,686
Health Care	15.8%
Abbott Laboratories		1,701	124,785
Becton Dickinson and Co.		1,152	300,672
Boston Scientific Corp.(a)		6,691	257,604
Edwards Lifesciences Corp.(a)		590	102,719
Johnson & Johnson		1,559	215,407
Medtronic PLC		3,820	375,773
UnitedHealth Group, Inc.		1,624	432,049
			1,809,009

See notes to financial statements.

26

ADVISERS INVESTMENT TRUST

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage
	of Net
	Assets	Shares	Value
Industrials	1.8%
Air Lease Corp.		4,506	$206,735
Information Technology	11.4%
Adobe Systems, Inc.(a)		546	147,393
Amphenol Corp. - Class A		1,241	116,679
Mastercard, Inc. - Class A		1,744	388,232
Microsoft Corp.		2,270	259,620
Visa, Inc. - Class A		2,605	390,984
			1,302,908
Materials	4.6%
Ecolab, Inc.		1,001	156,937
Martin Marietta Materials, Inc.		827	150,473
Sherwin-Williams (The) Co.		492	223,963
			531,373
Real Estate	2.0%
American Tower Corp.		1,556	226,087
TOTAL COMMON STOCKS (Cost $9,666,848)			10,832,060
SHORT-TERM INVESTMENTS	5.2%
Northern Institutional
U.S. Government Select Portfolio, 1.92%		597,658	597,658
TOTAL SHORT-TERM INVESTMENTS (Cost $597,658)			597,658
TOTAL INVESTMENTS
(Cost $10,264,506)	100.0%		11,429,718
NET OTHER ASSETS (LIABILITIES)	(0.0%)		(2,802)
NET ASSETS	100.0%		$11,426,916

(a)Non-income producing security.

Abbreviations:

ADR – American Depositary Receipt

At September 30, 2018, the Vontobel U.S. Equity Institutional Fund’s investments (excluding short-term investments) were domiciled in the following countries:

CONCENTRATION BY COUNTRY	% OF NET ASSETS
United States	84.0%
Ireland	4.5
Canada	3.8
Belgium	2.5
Total	94.8%

See notes to financial statements.

27

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

STATEMENTS OF ASSETS & LIABILITIES
September 30, 2018

	Vontobel		Vontobel
	Global Emerging	Vontobel	International	Vontobel
	Markets Equity	Global Equity	Equity	U.S. Equity
	Institutional Fund	Institutional Fund	Institutional Fund	Institutional Fund
Assets:
Investments, at value (Cost: $22,007,749, $41,837,180, $31,087,388 and $10,264,506, respectively)	$23,060,988	$52,852,579	$34,561,028	$11,429,718
Foreign currency (Cost: $80,276, $19,471, $21,735 and $505, respectively)	80,275	19,419	22,006	505
Receivable for dividends	41,469	18,775	23,040	9,785
Reclaims receivable	4,596	46,336	54,952	67
Receivable for investments sold	37,776	287,605	170,062	54,455
Receivable for capital shares sold	15,000	17,720	—	—
Other receivables	7,252	14,477	9,846	—
Receivable from Investment Adviser	—	—	—	21,739
Prepaid expenses	5,441	7,510	6,125	16,771
Total Assets	23,252,797	53,264,421	34,847,059	11,533,040
Liabilities:
Securities purchased payable	62,035	271	120,606	—
Investment advisory fees payable	1,837	27,058	12,244	—
Accounting and Administration fees payable	18,720	52,485	52,485	53,525
Regulatory and Compliance fees payable	2,316	5,362	3,487	1,162
Deferred foreign capital gains tax payable	26,113	—	—	—
Accrued expenses and other payable	43,564	56,735	38,943	51,437
Total Liabilities	154,585	141,911	227,765	106,124
Net Assets	$23,098,212	$53,122,510	$34,619,294	$11,426,916

Class I Shares:
Net assets	$23,098,212	$53,122,510	$34,619,294	$11,426,916
Shares of common stock outstanding	2,307,480	3,784,166	2,790,388	1,023,627
Net asset value per share	$10.01	$14.04	$12.41	$11.16
Net Assets:
Paid in capital	$164,548,019	$40,688,774	$30,409,344	$10,253,612
Accumulated net investment income (loss)	(166,784)	(130,566)	(14,453)	46,123
Accumulated net realized gain (loss)	(142,309,836)	1,549,154	750,673	(38,031)
Net unrealized appreciation	1,026,813	11,015,148	3,473,730	1,165,212
Net Assets	$23,098,212	$53,122,510	$34,619,294	$11,426,916

See notes to financial statements.

28

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

STATEMENTS OF OPERATIONS
For the year ended September 30, 2018

	Vontobel		Vontobel	Vontobel
	Global Emerging	Vontobel	International	U.S. Equity
	Markets Equity	Global Equity	Equity	Institutional
	Institutional Fund	Institutional Fund	Institutional Fund	Fund(a)
Investment Income:
Dividend income (Net of foreign withholding tax of $40,489, $51,587, $59,056 and $750, respectively)	$474,683	$748,529	$547,888	$81,709
Operating expenses:
Investment advisory	171,292	343,424	239,700	27,298
Accounting and Administration	137,466	137,466	137,466	76,507
Regulatory and Compliance	34,516	80,855	52,514	7,046
Trustees	13,595	31,369	20,469	3,665
Legal	8,048	18,344	12,116	11,907
Audit	16,422	43,510	28,495	9,460
Registration	21,457	21,925	19,612	14,053
Printing	3,956	7,042	3,846	8,322
Other	54,344	17,855	22,725	1,752
Total expenses before reductions	461,096	701,790	536,943	160,010
Expenses reduced by Service Providers	(250,690)	(259,976)	(233,107)	(124,522)
Net expenses	210,406	441,814	303,836	35,488
Net investment income	264,277	306,715	244,052	46,221
Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains (losses) from investment transactions	(20,707)	1,891,059	1,477,381	(38,031)
Net realized losses from foreign currency transactions	(21,718)	(21,989)	(15,325)	(98)
Change in unrealized appreciation (depreciation) on investments (net of the change in deferred foreign capital gains taxes of $(16,835), $—, $— and $—, respectively)	(1,869,183)	2,911,434	(1,084,639)	1,165,212
Change in unrealized appreciation (depreciation) on foreign currency	739	(1,123)	(1,284)	—
Net realized and unrealized gains (losses) from investment activities	(1,910,869)	4,779,381	376,133	1,127,083
Change in Net Assets Resulting from Operations	$(1,646,592)	$5,086,096	$620,185	$1,173,304

(a)	For the period from March 27, 2018, commencement of operations, to September 30, 2018.

See notes to financial statements.

29

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended September 30, 2018 and 2017

	Vontobel		Vontobel
	Global Emerging Markets Equity		Global Equity
	Institutional Fund		Institutional Fund
	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$264,277	$142,536	$306,715	$236,678
Net realized gains (losses) from investment and foreign currency transactions	(42,425)	(201,966)	1,869,070	1,067,833
Change in unrealized appreciation (depreciation) on investments and foreign currency	(1,868,444)	1,672,721	2,910,311	5,569,205
Change in net assets resulting from operations	(1,646,592)	1,613,291	5,086,096	6,873,716
Dividends paid to shareholders:
From net investment income	(160,530)	—	(514,568)	(385,770)
From net realized gains	—	—	(1,125,520)	—
Total dividends paid to shareholders	(160,530)	—	(1,640,088)	(385,770)
Capital Transactions (Class I Shares):
Proceeds from sale of shares	9,958,603	5,187,953	7,735,800	8,249,757
Value of shares issued to shareholders in reinvestment of dividends	160,530	—	1,512,045	353,493
Value of shares redeemed	(1,322,918)	(3,778,400)	(5,896,364)	(1,421,355)
Change in net assets from capital transactions	8,796,215	1,409,553	3,351,481	7,181,895
Change in net assets	6,989,093	3,022,844	6,797,489	13,669,841
Net assets:
Beginning of year	16,109,119	13,086,275	46,325,021	32,655,180
End of year	$23,098,212	$16,109,119	$53,122,510	$46,325,021
Accumulated net investment income (loss)	$(166,784)	$(268,514)	$(130,566)	$96,530
Share Transactions (Class I Shares):
Sold	903,272	552,481	569,285	672,058
Reinvested	14,581	—	112,755	32,792
Redeemed	(121,168)	(430,102)	(436,768)	(119,903)
Change	796,685	122,379	245,272	584,947

(a)	For the period from March 27, 2018, commencement of operations, to September 30, 2018.

See notes to financial statements.

30

Vontobel		Vontobel
International Equity		U.S. Equity
Institutional Fund		Institutional Fund
2018	2017	2018(a)

$244,052	$179,260	$46,221

1,462,056	503,742	(38,129)

(1,085,923)	2,481,319	1,165,212
620,185	3,164,321	1,173,304

(362,219)	(299,345)	—
—	—	—
(362,219)	(299,345)	—

6,789,661	7,708,958	10,253,612

362,219	299,184	—
(909,130)	(745,452)	—
6,242,750	7,262,690	10,253,612
6,500,716	10,127,666	11,426,916

28,118,578	17,990,912	—
$34,619,294	$28,118,578	$11,426,916
$(14,453)	$118,481	$46,123

541,509	665,472	1,023,627
28,748	31,068	—
(71,961)	(62,905)	—
498,296	633,635	1,023,627

See notes to financial statements.

31

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

FINANCIAL HIGHLIGHTS
For the periods indicated

	Class I Shares
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Vontobel Global Emerging Markets	September 30,	September 30,	September 30,		September 30,	September 30,
Equity Institutional Fund	2018	2017	2016		2015	2014
Net asset value, beginning of year	$10.66	$9.43	$8.50		$9.79	$9.10
Income (loss) from investment operations:
Net investment income (loss)	0.13 (a)	0.10 (a)	(0.01	)(a)	0.12 (a)	0.12
Net realized and unrealized gains (losses) from investments	(0.68)	1.13	1.07		(1.23)	0.63
Total from investment operations	(0.55)	1.23	1.06		(1.11)	0.75
Less distributions paid:
From net investment income	(0.10)	—	(0.13)		(0.18)	(0.06)
Total distributions paid	(0.10)	—	(0.13)		(0.18)	(0.06)
Change in net asset value	(0.65)	1.23	0.93		(1.29)	0.69
Net asset value, end of year	$10.01	$10.66	$9.43		$8.50	$9.79
Total return(b)	(5.25%)	13.04%	12.59%		(11.49%)	8.32%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$23,098	$16,109	$13,086		$992,145	$882,190
Ratio of net expenses to average net assets(c)	0.98%	0.98%	1.02%		0.98%	1.00%
Ratio of net investment income (loss) to average net assets(c)	1.24%	1.05%	(0.14%)		1.24%	1.42%
Ratio of gross expenses to average net assets	2.15%	3.56%	1.04	%(d)	—	—
Portfolio turnover rate(b)	33.51%	50.16%	115.20%		26.76%	43.44%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Represents the gross expense ratio for the year ended September 30, 2016. For the period from March 15, 2016 (implementation date of the expense limit) through September 30, 2016, the annualized gross expense was 1.38%.

See notes to financial statements.

32

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

FINANCIAL HIGHLIGHTS
For the periods indicated

	Class I Shares
	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
Vontobel Global Equity Institutional Fund	2018	2017	2016	2015(a)
Net asset value, beginning of year	$13.09	$11.05	$10.15	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.09	0.07	0.11	0.10
Net realized and unrealized gains from investments	1.34	2.10	0.86	0.05
Total from investment operations	1.43	2.17	0.97	0.15
Less distributions paid:
From net investment income	(0.15)	(0.13)	(0.07)	—
From net realized gains	(0.33)	—	—	—
Total distributions paid	(0.48)	(0.13)	(0.07)	—
Change in net asset value	0.95	2.04	0.90	0.15
Net asset value, end of year	$14.04	$13.09	$11.05	$10.15
Total return(c)	11.07%	19.88%	9.56%	1.50%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$53,123	$46,325	$32,655	$14,662
Ratio of net expenses to average net assets(d)	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets(d)	0.63%	0.62%	1.03%	1.28%
Ratio of gross expenses to average net assets(d)	1.43%	1.73%	1.79%	2.27%
Portfolio turnover rate(c)	40.59%	35.92%	101.78%	39.00%

(a)	For the period from January 2, 2015, commencement of operations, to September 30, 2015.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See notes to financial statements.

33

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

FINANCIAL HIGHLIGHTS
For the periods indicated

	Class I Shares
	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
Vontobel International Equity Institutional Fund	2018	2017	2016	2015(a)
Net asset value, beginning of year	$12.27	$10.85	$10.14	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.10	0.10	0.10	0.15
Net realized and unrealized gains (losses) from investments	0.19	1.50	0.71	(0.01)
Total from investment operations	0.29	1.60	0.81	0.14
Less distributions paid:
From net investment income	(0.15)	(0.18)	(0.10)	—
Total distributions paid	(0.15)	(0.18)	(0.10)	—
Change in net asset value	0.14	1.42	0.71	0.14
Net asset value, end of year	$12.41	$12.27	$10.85	$10.14
Total return(c)	2.37%	15.21%	8.06%	1.40%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$34,619	$28,119	$17,991	$27,653
Ratio of net expenses to average net assets(d)	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets(d)	0.76%	0.86%	0.97%	1.87%
Ratio of gross expenses to average net assets(d)	1.68%	2.13%	1.78%	1.80%
Portfolio turnover rate(c)	38.28%	36.03%	77.92%	30.76%

(a)	For the period from January 2, 2015, commencement of operations, to September 30, 2015.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See notes to financial statements.

34

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

FINANCIAL HIGHLIGHTS
For the periods indicated

Class I Shares
Vontobel U.S. Equity Institutional Fund	Period Ended September 30, 2018(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.05
Net realized and unrealized gains from investments	1.11
Total from investment operations	1.16
Less distributions paid:
From net investment income	—
Change in net asset value	1.16
Net asset value, end of year	$11.16
Total return(c)	11.60%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$11,427
Ratio of net expenses to average net assets(d)	0.65%
Ratio of net investment income to average net assets(d)	0.84%
Ratio of gross expenses to average net assets(d)	2.93%
Portfolio turnover rate(c)	20.78%

(a)	For the period from March 27, 2018, commencement of operations, to September 30, 2018.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

See notes to financial statements.

35

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2018

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Second Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated June 21, 2018. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies”. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The Vontobel Global Emerging Markets Equity Institutional Fund, the Vontobel Global Equity Institutional Fund, the Vontobel International Equity Institutional Fund, and the Vontobel U.S. Equity Institutional Fund (referred to individually as a “Fund” and collectively as the “Funds” or the “Vontobel Funds”) are each a series of the Trust and commenced operations on May 22, 2013, January 2, 2015, January 2, 2015, and March 27, 2018, respectively. The Funds are authorized to issue multiple classes of shares, however, only the Class I shares are currently being offered and have commenced operations. These financial statements and notes only relate to the Vontobel Funds.

The Funds are each diversified funds. The Vontobel Global Equity Institutional Fund and the Vontobel International Equity Institutional Fund and the Vontobel U.S. Equity Fund each has an investment objective of providing long-term capital appreciation. The Vontobel Global Emerging Markets Equity Institutional Fund has an investment objective of providing capital appreciation.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

A. Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

• Level 1 — quoted prices in active markets for identical assets

• Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm ET, each business day on which the share price of the Funds are calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

36

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2018

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), a Fund’s Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Fund’s net asset value is calculated. The Funds identify possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party pricing service to fair value their international equity securities.

In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of each Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2018 in valuing each Fund’s investments based upon the three fair value levels defined above:

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Vontobel Global Emerging Markets Equity
Institutional Fund
Common stocks:
Consumer Staples	$6,293,618	$399,967	$—	$6,693,585
Industrials	322,063	89,926	—	411,989
Other*	14,841,891	—	—	14,841,891
Total common stocks	$21,457,572	$489,893	$—	$21,947,465
Preferred stocks*	696,966	—	—	696,966
Short-Term Investments	416,557	—	—	416,557
Total Investments	$22,571,095	$489,893	$—	$23,060,988
Vontobel Global Equity Institutional Fund
Common stocks*	$51,479,732	$—	$—	$51,479,732
Corporate Bond	—	—	—	—
Short-Term Investments	1,372,847	—	—	1,372,847
Total Investments	$52,852,579	$—	$—	$52,852,579
Vontobel International Equity Institutional Fund
Common stocks	$33,672,422	$—	$—	$33,672,422
Short-Term Investments	888,606	—	—	888,606
Total Investments	$34,561,028	$—	$—	$34,561,028

37

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2018

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Vontobel U.S. Equity Institutional Fund
Common stocks*	$10,832,060	$—	$—	$10,832,060
Corporate Bond	—	—	—	—
Short-Term Investments	597,658	—	—	597,658
Total Investments	$11,429,718	$—	$—	$11,429,718

*See additional categories in the Schedule of Investments.

As of September 30, 2018, there were no Level 3 securities held by the Funds. There were no transfers to or from Level 3 during the year ended September 30, 2018.

CURRENCY TRANSACTIONS

The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in Net realized and unrealized gains (losses) from investment activities on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in Net realized gains (losses) from foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in Change in unrealized appreciation (depreciation) on foreign currency on the Statements of Operations.

The Funds may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

38

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2018

DIVIDENDS AND DISTRIBUTIONS

The Funds intend to distribute substantially all of their net investment income as dividends to shareholders on an annual basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2018, the Funds did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Vontobel Global Emerging Markets Equity Institutional Fund’s Federal tax returns filed for the tax years ended 2015, 2016 and 2017, and the Vontobel Global Equity Institutional and the Vontobel International Equity Institutional Funds’ Federal tax returns filed for the tax years ended 2015, 2016 and 2017, remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense on the Statements of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

CAPITAL GAIN TAXES

Investments in certain foreign securities may subject the Funds to capital gain taxes on the disposal of those securities. Any capital gains assessed will reduce the proceeds received on the sale and be reflected in net realized gain/loss on the transaction. The Funds estimate and accrue foreign capital gain taxes on certain investments held which impact the amount of unrealized appreciation/depreciation on such investments. As of September 30, 2018, the Vontobel Global Emerging Markets Equity Institutional Fund accrued $26,113 in estimated capital gain taxes based on the Fund’s current investments.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

NEW ACCOUNTING PRONOUNCEMENTS

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.

39

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2018

OTHER RISKS

Securities markets outside the United States (“U.S.”), while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. Other risks associated with investing in foreign securities include, among other things, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S., and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.

The Funds may invest in emerging market securities. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the U.S. Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the trading and custody of such securities.

B. Fees and Transactions with Affiliates and Other Parties

The Funds have entered into an Investment Advisory Agreement (the “Agreement”) with Vontobel Asset Management, Inc. (the “Adviser” or “Vontobel”) to provide investment advisory services to the Funds. Under the terms of the Agreement, the Funds pay the Adviser an annual fee based on each Fund’s daily net assets as set forth in the following table. The total fees incurred by the Funds pursuant to the Agreement are reflected as “Investment advisory” fees on the Statements of Operations. In addition, the Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (exclusive of brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, interest, taxes, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, litigation and indemnification expenses, expenses with underlying investment companies and extraordinary expenses) exceed the rates in the table below.

Fund	Class	Advisory Fee	Expense Limitation
Vontobel Global Emerging Markets Equity Institutional Fund	Class I	0.80%	0.98%
Vontobel Global Equity Institutional Fund	Class I	0.70%	0.90%
Vontobel International Equity Institutional Fund	Class I	0.75%	0.95%
Vontobel U.S. Equity Institutional Fund	Class I	0.50% on first $500 million	0.65%
		0.45% on assets over
		$500 million

The expense limitation agreement is effective until January 28, 2019, at which time it will be subject to automatic renewal upon the effective date of the annual update to the Funds’ registration statement, for the Vontobel Global Emerging Markets Equity Institutional Fund, the Vontobel Global Equity Institutional Fund and the Vontobel International Equity Institutional Fund. The expense limitation agreement is effective until January 28, 2020 for the Vontobel U.S. Equity Institutional Fund. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (exclusive of brokerage and other transaction expenses relating to the purchase or sale of portfolio

40

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2018

investments, interest, taxes, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Agreement.

Fund	Advisory Fee to Vontobel	Expenses Reduced by Vontobel	Advisory Fees Recouped by Vontobel
Vontobel Global Emerging Markets Equity Institutional Fund	$171,292	$238,225	$—
Vontobel Global Equity Institutional Fund	343,424	247,511	—
Vontobel International Equity Institutional Fund	239,700	220,642	—
Vontobel U.S. Equity Institutional Fund	27,298	112,057	—

For the:	Expiring	Vontobel Global Emerging Markets Equity Institutional Fund	Vontobel Global Equity Institutional Fund	Vontobel International Equity Institutional Fund	Vontobel U.S. Equity Institutional Fund
Year ended September 30, 2016	September 30, 2019	$67,356	$208,054	$172,637	$—
Year ended September 30, 2017	September 30, 2020	349,660	315,211	244,846	—
Year ended September 30, 2018	September 30, 2021	238,225	247,511	220,642	112,057
Balances of Recoverable Expenses to the Adviser		$655,241	$770,776	$638,125	$112,057

Foreside Financial Services, LLC (the “Distributor”), formerly BHIL Distributors, LLC, provides distribution services to the Funds pursuant to a distribution agreement with the Trust, on behalf of the Funds. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Funds on a continuous basis. The Adviser, at its own expense, pays the Distributor $50,000 annually and reimburses for certain out-of-pocket expenses incurred on behalf of the Funds.

The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Funds pursuant to written agreements with the Trust, on behalf of the Funds. The Funds have agreed to pay Northern Trust a tiered basis-point fee based on the Funds’ daily net assets, and certain per account and transaction charges. Through April 1, 2018, each Fund was subject to a minimum annual fee of $125,000 relating to these services, and reimbursement for certain expenses incurred on behalf of the Funds. Effective April 2, 2018, the total fee is subject to a minimum annual fee of $150,000 per Fund, as well as other charges for additional service activities. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statements of Operations.

For the year ended September 30, 2018, Northern Trust voluntarily waived expenses as follows:

Fund	Expenses Waived by Northern Trust
Vontobel Global Emerging Markets Equity Institutional Fund	$12,465
Vontobel Global Equity Institutional Fund	12,465
Vontobel International Equity Institutional Fund	12,465
Vontobel U.S. Equity Institutional Fund	12,465

41

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2018

Foreside Fund Officer Services, LLC (“Foreside”), formerly Foreside Management Services, LLC, provides compliance and financial control services for the Funds pursuant to a written agreement with the Trust, on behalf of the Funds, including providing certain officers to the Funds. Through April 2, 2018, the Funds have agreed to pay Foreside a tiered basis-point fee based on the Funds’ daily net assets, subject to an overall minimum annual fee of $200,000 for these services, and reimburse for certain expenses incurred on behalf of the Funds. Effective April 2, 2018, the total fee is subject to a complex minimum annual fee of $150,000 relating to these services. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statements of Operations.

Certain officers and Trustees of the Trust are affiliated with Foreside, Northern Trust, or the Distributor and receive no compensation directly from the Funds for serving in their respective roles. Through March 31, 2018, the Trust paid each Independent Trustee compensation for their services based on an annual retainer of $80,000 and reimbursement for certain expenses. Effective April 1, 2018, the Trust pays an annual retainer of $120,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2018, the aggregate Trustee compensation paid by the Trust was $300,000. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Funds are reflected as “Trustees” expenses on the Statements of Operations.

C. Investment Transactions

For the year ended September 30, 2018, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	Cost of Purchases	Proceeds from Sales
Vontobel Global Emerging Markets Equity Institutional Fund	$16,155,979	$6,918,251
Vontobel Global Equity Institutional Fund	21,750,555	19,483,246
Vontobel International Equity Institutional Fund	18,251,809	11,783,275
Vontobel U.S. Equity Institutional Fund	11,836,971	2,132,092

D. Federal Income Tax

As of September 30, 2018, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Vontobel Global Emerging Markets Equity Institutional Fund	$22,447,671	$2,653,836	$(2,040,519)	$613,317
Vontobel Global Equity Institutional Fund	42,289,440	11,556,542	(993,403)	10,563,139
Vontobel International Equity Institutional Fund	31,321,817	4,500,503	(1,261,292)	3,239,211
Vontobel U.S. Equity Institutional Fund	10,266,247	1,302,093	(138,622)	1,163,471

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, real estate investment trusts and investments in certain foreign companies.

The tax character of distributions paid to shareholders during the latest tax years ended September 30, 2018 and September 30, 2017 for the Funds were as follows:

Vontobel Global Emerging Markets Equity Institutional Fund	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2018	$160,530	$—	$160,530	$—	$160,530
2017	—	—	—	—	—

42

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2018

Vontobel Global Equity Institutional Fund	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2018	$541,032	$1,099,056	$1,640,088	$—	$1,640,088
2017	385,770	—	385,770	—	385,770

Vontobel International Equity Institutional Fund	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2018	$362,219	$—	$362,219	$—	$362,219
2017	299,345	—	299,345	—	299,345

Vontobel U.S. Equity Institutional Fund	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2018	$—	$—	$—	$—	$—

As of the tax year ended September 30, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings
Vontobel Global Emerging Markets Equity Institutional Fund	$82,146	$—	$82,146	$—	$(142,118,841)	$586,888	$(141,449,807)
Vontobel Global Equity Institutional Fund	154,459	1,742,854	1,897,313	—	(26,464)	10,562,887	12,433,736
Vontobel International Equity Institutional Fund	144,668	825,983	970,651	—	—	3,239,299	4,209,950
Vontobel U.S. Equity Institutional Fund	46,123	—	46,123	—	(36,290)	1,163,471	1,173,304

As of the tax year ended September 30, 2018, capital losses incurred by the Funds are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010 are as follows:

Fund	Short-Term Capital Loss Carry-Forward	Long-Term Capital Loss Carry-Forward
Vontobel Global Emerging Markets Equity Institutional Fund*	$70,807,543	$71,311,298
Vontobel Global Equity Institutional Fund	—	—
Vontobel International Equity Institutional Fund	—	—
Vontobel U.S. Equity Institutional Fund	36,290	—

*	A significant portion of the capital loss carryover is subject to limitations under Section 382 of the Internal Revenue Service Code, and is available to the extent by the tax law to offset future net capital gain, if any.

During the fiscal year ended, September 30, 2018, the Vontobel International Equity Institutional Fund utilized $666,448 in short-term capital loss carryforwards.

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2018, Vontobel Global Equity Institutional Fund elected to defer $26,464 of losses.

43

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2018

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, the Funds made reclassifications among certain capital accounts. These reclassifications have no effect on net assets or net asset value per share. As of September 30, 2018, the following reclassifications were made to the Funds’ Statements of Assets and Liabilities:

Fund	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (loss) from Investment Transactions	Paid-in Capital
Vontobel Global Emerging Markets Equity Institutional Fund	$(2,017)	$2,017	$—
Vontobel Global Equity Institutional Fund	(19,243)	19,243	—
Vontobel International Equity Institutional Fund	(14,767)	14,767	—
Vontobel U.S. Equity Institutional Fund	(98)	98	—

E. Concentration by Ownership

A significant portion of a Fund’s shares may be held in a limited number of shareholder accounts, including in certain omnibus or institutional accounts which typically hold shares for the benefit of other underlying investors. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by a Fund, this could have a disruptive impact on the efficient implementation of a Fund’s investment strategy.

44

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
September 30, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders of Vontobel Global Emerging Market Equity Institutional Fund, Vontobel Global Equity Institutional Fund, Vontobel International Equity Institutional Fund and Vontobel U.S. Equity Institutional Fund and the Board of Trustees of Advisers Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Vontobel Global Emerging Market Equity Institutional Fund, Vontobel Global Equity Institutional Fund, Vontobel International Equity Institutional Fund, and Vontobel U.S. Equity Institutional Fund (collectively referred to as the “Funds”), (four of the funds constituting Advisers Investment Trust (the “Trust”)), including the schedules of investments, as of September 30, 2018, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting Advisers Investment Trust) at September 30, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Advisers Investment Trust	Statements of operations	Statements of changes in net assets	Financial highlights
Vontobel Global Emerging Market Equity Institutional Fund	For the year ended September 30, 2018	For each of the two years in the period ended September 30, 2018	For each of the five years in the period ended September 30, 2018
Vontobel Global Equity Institutional Fund	For the year ended September 30, 2018	For each of the two years in the period ended September 30, 2018	For each of the three years in the period ended September 30, 2018 and the period from January 2, 2015 (commencement of operations) through September 30, 2015
Vontobel International Equity Institutional Fund	For the year ended September 30, 2018	For each of the two years in the period ended September 30, 2018	For each of the three years in the period ended September 30, 2018 and the period from January 2, 2015 (commencement of operations) through September 30, 2015
Vontobel U.S. Equity Institutional Fund	For the period from March 27, 2018 (commencement of operations) through September 30, 2018

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

45

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
September 30, 2018

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2013

New York, New York

November 26, 2018

46

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

A. Other Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2018 are designated as Qualified Dividend Income (“QDI”), as defined in the Act, subject to reduced tax rates in 2018:

QDI Percentage
Vontobel Global Emerging Markets Equity Institutional Fund	100.00%
Vontobel Global Equity Institutional Fund	100.00
Vontobel International Equity Institutional Fund	100.00
Vontobel U.S. Equity Institutional Fund	—

A percentage of the dividends distributed during the fiscal year for the Fund qualifies for the Dividends-Received Deduction (“DRD”) for corporate shareholders:

Corporate DRD Percentage
Vontobel Global Emerging Markets Equity Institutional Fund	4.95%
Vontobel Global Equity Institutional Fund	94.34
Vontobel International Equity Institutional Fund	22.15
Vontobel U.S. Equity Institutional Fund	—

The Funds intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	Foreign Tax Credit	Foreign Source Income
Vontobel Global Emerging Markets Equity Institutional Fund	$0.014319	$0.126712
Vontobel Global Equity Institutional Fund	—	—
Vontobel International Equity Institutional Fund	0.016612	0.096487
Vontobel U.S. Equity Institutional Fund	—	—

Pursuant to Section 852 of the Internal Revenue Code, Global Equity Institutional Fund and International Equity Institutional Fund designated $1,742,854 and $825,983, respectively, as a long term capital gain dividend for the fiscal year ended September 30, 2018.

47

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

B. Summary of Fund Holdings as of Septmeber 30, 2018

Vontobel Global Emerging Markets Equity Institutional Fund

Market Exposure
Equity Securities	% of Net Assets
Banks	18.4%
Beverages	13.8
Internet	11.0
Cosmetics/Personal Care	8.1
Retail	6.6
Semiconductors	5.4
Software	4.2
Diversified Financial Services	4.1
Electric	3.8
Telecommunications	3.8
Computers	3.7
Insurance	2.2
Agriculture	1.9
Hand/Machine Tools	1.7
Engineering & Construction	1.5
Media	1.5
Lodging	1.5
Commercial Services	1.4
Oil & Gas	1.3
Real Estate Investment Trusts	1.1
Food	1.0
Total	98.0%
5 Largest Equity Positions
Issuer	% of Net Assets
HDFC Bank Ltd	4.9%
Alibaba Group Holding Ltd. - ADR	4.5
Ambev S.A. - ADR	3.9
Fomento Economico Mexicano S.A.B. de C.V. - ADR	3.9
Tata Consultancy Services Ltd.	3.7
Total	20.9%

Vontobel Global Equity Institutional Fund

Market Exposure
Equity Securities	% of Net Assets
Internet	13.8%
Diversified Financial Services	12.6
Retail	10.1
Banks	7.3
Healthcare-Products	6.2
Cosmetics/Personal Care	5.8
Beverages	5.2
Healthcare-Services	4.8
Household Products/Wares	3.2
Insurance	3.0
Software	2.9
Semiconductors	2.6
Aerospace/Defense	2.2
Media	2.2
Entertainment	2.1
Apparel	2.1
Food	1.8
Commercial Services	1.6
Real Estate Investment Trusts	1.5
Transportation	1.4
Pharmaceuticals	1.4
Leisure Time	1.1
Building Materials	1.1
Agriculture	0.9
Total	96.9%
5 Largest Equity Positions
Issuer	% of Net Assets
UnitedHealth Group, Inc	3.7%
Mastercard, Inc. - Class A	3.7
Visa, Inc. - Class A	3.6
Unilever N.V. - CVA	3.4
Alimentation Couche-Tard, Inc. - Class B	3.4
Total	17.8%

48

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

Vontobel International Equity Institutional Fund

Market Exposure
Equity Securities	% of Net Assets
Diversified Financial Services	8.6%
Banks	7.8
Retail	7.7
Internet	7.3
Beverages	6.6
Software	4.7
Cosmetics/Personal Care	4.5
Agriculture	4.5
Commercial Services	3.5
Computers	3.3
Household Products/Wares	3.1
Semiconductors	2.9
Food	2.8
Transportation	2.7
Building Materials	2.5
Pharmaceuticals	2.4
Entertainment	2.2
Engineering & Construction	2.1
Aerospace/Defense	2.1
Oil & Gas	2.0
Leisure Time	1.8
Hand/Machine Tools	1.8
Healthcare-Products	1.8
Apparel	1.7
Distribution/Wholesale	1.5
Electronics	1.4
Electric	1.4
Healthcare-Services	1.4
Auto Parts & Equipment	1.1
Total	97.2
5 Largest Equity Positions
Issuer	% of Net Assets
HDFC Bank Ltd. - ADR	3.6%
Unilever N.V. - CVA	3.4
Alimentation Couche-Tard, Inc. - Class B	3.4
Booking Holdings, Inc.	3.3
Reckitt Benckiser Group PLC	3.2
Total	16.9%

Vontobel U.S. Equity Institutional Fund

Market Exposure
Equity Securities	% of Net Assets
Retail	13.0%
Diversified Financial Services	11.4
Healthcare-Products	10.1
Internet	9.8
Beverages	8.1
Media	5.9
Food	5.2
Banks	4.8
Healthcare-Services	3.8
Insurance	3.7
Software	3.6
Real Estate Investment Trusts	2.0
Chemicals	1.9
Commercial Services	1.9
Pharmaceuticals	1.9
Apparel	1.8
Leisure Time	1.5
Building Materials	1.3
Auto Parts & Equipment	1.2
Electronics	1.0
Lodging	0.9
Total	94.8%
5 Largest Equity Positions
Issuer	% of Net Assets
Alimentation Couche-Tard, Inc. - Class B	3.8%
UnitedHealth Group, Inc.	3.8
Berkshire Hathaway, Inc. - Class B	3.7
PepsiCo, Inc.	3.6
Visa, Inc. - Class A	3.4
Total	18.3%

49

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

C. Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2018 and held for the entire period through September 30, 2018.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Vontobel Global Emerging Markets Equity Institutional Fund
	Expense	Beginning Account Value	Ending Account Value	*Expenses Paid
	Ratio	4/1/2018	9/30/2018	4/1/18-9/30/18
Actual	0.98%	$1,000.00	$897.00	$4.66
Hypothetical	0.98%	$1,000.00	$1,020.16	$4.96

Vontobel Global Equity Institutional Fund
	Expense	Beginning Account Value	Ending Account Value	*Expenses Paid
	Ratio	4/1/2018	9/30/2018	4/1/18-9/30/18
Actual	0.90%	$1,000.00	$1,054.80	$4.63
Hypothetical	0.90%	$1,000.00	$1,020.56	$4.56

Vontobel International Equity Institutional Fund
	Expense	Beginning Account Value	Ending Account Value	*Expenses Paid
	Ratio	4/1/2018	9/30/2018	4/1/18-9/30/18
Actual	0.95%	$1,000.00	$999.20	$4.76
Hypothetical	0.95%	$1,000.00	$1,020.31	$4.81

Vontobel U.S. Equity Institutional Fund
	Expense	Beginning Account Value	Ending Account Value	*Expenses Paid
	Ratio	4/1/2018	9/30/2018	4/1/18-9/30/18
Actual	0.65%	$1,000.00	$1,103.90	$3.43
Hypothetical	0.65%	$1,000.00	$1,021.81	$3.29

* Expenses are calculated using the annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

50

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

D. Other Information

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund at 866-252-5393 (toll free) or 312-630-6583. Information about how the Funds voted proxies relating to portfolio securities for each 12 month period ending June 30th is available without charge, upon request, by calling the Trust at 866-252-5393 (toll free) or 312-630-6583 and on the U.S. Securities and Exchange Commissions (the “SEC”) website at http://www.sec.gov.

The Funds file a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge on the SEC’s website at www.sec.gov, or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

E. Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present; Chairperson, Diamond Hill Funds 2014 to present.	16	Diamond Hill Funds

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	Retired; President, Vadar Capital LLC, 2008 to 2017.	16	None

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Retired; President and CEO of the Ohio Bankers League 1991 to present; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to 2014.	16	Boston Trust &Walden Funds and Coventry Funds Trust

1       The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, Illinois 60603.

51

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
David M. Whitaker[2] Year of Birth: 1971	Trustee	Indefinite/ July 2017 to present	President, Foreside Financial Group, LLC, 2011 to present; Director, Portland Air Freight, 2011 to present; Director, National Investment Company Service Association (NICSA) 2018 to present.	16	PAF Transportation

Daniel P. Houlihan[3] Year of Birth: 1966	Trustee	Indefinite/ March 2016 to present	Executive Vice President, The Northern Trust Company, 2008 to present; Chairman, National Investment Company Service Association (NICSA) 2017 to present; Vice Chairman, National Investment Company Service Association (NICSA) 2014 to 2017.	16	None

Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018; Vice President of Advisers Investment Trust, 2012 to 2017.	N/A	N/A

Rita Tholt Year of Birth: 1962	Chief Compliance Officer	Indefinite/December 2016 to present	Director, Foreside Financial Group, LLC, 2016 to present; Chief Compliance Officer, Granite Shares Advisors LLC, 2017 to present; Chief Compliance Officer, Tributary Capital Management, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2015 to 2016; Chief Compliance Officer, Nationwide Investment Advisors, LLC, 2009 to 2015.	N/A	N/A

Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc. 2009 to 2016.	N/A	N/A

52

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/July 2011 to present	Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc. 2008 to 2016.	N/A	N/A

Toni M. Bugni Year of Birth: 1973	Secretary	Indefinite/March 2018 to present	Senior Vice President, Compliance Support Services, The Northern Trust Company, 2011 to present.	N/A	N/A

Deanna Y. Pellack Year of Birth: 1987	Assistant Secretary	Indefinite/ March 2018 to present	Second Vice President, Compliance Support Services, The Northern Trust Company, 2014 to present; Officer, Wealth Management, The Northern Trust Company, 2013 to 2014.	N/A	N/A

1  The mailing address of Messrs. Whitaker, Sheets, and Statczar and Ms. Tholt is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230. The mailing address of Messrs. Houlihan and Jones and Mses. Nelligan, Bugni, and Pellack is 50 S. LaSalle Street, Chicago, IL 60603.

2 Mr. Whitaker is the President of Foreside Financial Group, LLC and is therefore deemed to be an “interested person” of the Trust, as defined in the 1940 Act.

3 Mr. Houlihan is an Executive Vice President of the Northern Trust Company and is therefore deemed to be an “interested person” of the Trust, as defined in the 1940 Act.

The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 866-252-5393.

53

Vontobel Funds

(Series of the Advisers Investment Trust)

Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Vontobel Funds.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

●	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

●	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

●	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Vontobel Funds or anytime we make a material change to our privacy policy.

Investment Adviser
Vontobel Asset Management, Inc.
1540 Broadway
38th Floor
New York, NY 10036

Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered
Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215-6101

Distributor
Foreside Financial Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

For Additional Information, call
866-252-5393 (toll free) or 312-630-6583

ANNUAL REPORT

SEPTEMBER 30, 2018

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

September 30, 2018

(This page has been intentionally left blank)

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

SHAREHOLDER LETTER

September 30, 2018 (Unaudited)

Dear Shareholder:

We are pleased to present the September 30, 2018 Annual Report for the JOHCM Funds (the “Funds”), each a series of the Advisers Investment Trust. This report contains the results of operations for the year ended September 30, 2018.

We appreciate the trust and confidence you have placed in us by choosing the Funds and the Investment Adviser, J O Hambro Capital Management Limited, and we look forward to continuing to serve your investing needs.

Sincerely,

Barbara J. Nelligan	Helen Vaughan
President	Chief Operating Officer
Advisers Investment Trust	J O Hambro Capital Management Limited

i

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2018 (Unaudited)

JOHCM Asia Ex-Japan Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on March 28, 2014 to September 30, 2018

Average Annual Total Returns as of September 30, 2018

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	-11.27%	2.18%	1.30%	0.80%
Fund Class I Shares	-11.27%	2.13%	1.40%	0.90%
Fund Class II Shares	-11.43%	1.94%	1.55%	1.05%
MSCI AC Asia ex Japan Index	1.46%	6.93%	—	—

Data as at September 30, 2018. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares of the Fund commenced operations on March 28, 2014. Class I and II Shares commenced operations on June 25, 2014. Historical performance for Class I and Class II Shares prior to their inception is based on the performance of the Institutional Class Shares. The performance of Class I and Class II Shares have been adjusted to reflect differences in expenses.

*	Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2019.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312- 557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) Asia ex Japan Index. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index is calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2018 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the Fund is to achieve long-term capital appreciation through investment, both direct and indirect, in a diversified portfolio of Asia ex-Japan equity securities. The Fund aims to achieve its investment objective primarily through investment in equity securities of companies domiciled or exercising the predominant part of their economic activities in Asia ex- Japan. The investment process is focused on identifying and owning quality, long-term, sustainable growth companies; meaning businesses which can sustainably grow over economic and liquidity cycles. The Fund will generally invest in stocks of companies from the consumer, telecoms, infrastructure, internet or brand ownership sectors, which have market capitalisation of greater than US$500 million.

Performance

The Fund’s Institutional share class returned -11.27% for the 12-month period to September 30, 2018 versus a return of 1.46% achieved by its benchmark, the MSCI AC Asia ex Japan Index, for the same period. This disappointing performance was mostly caused by materially negative stock picking in a number of sectors, most notably information technology, consumer discretionary, consumer staples and industrials. Viewed from a country perspective, overall country allocation effects were positive but were more than offset by substantial weakness in the portfolio’s Taiwanese and Chinese holdings.

Looking at individual stocks, the Fund’s worst individual performer over the period was Taiwanese lens-maker Largan Precision. Its shares initially dropped towards the end of 2017 after the company warned on lower sales along with other Apple suppliers. Its shares soon recovered on the back of improved forecasts. However, in Q3 2018, a number of factors led to a sharp fall in its shares. Firstly, results from rival Sunny Optical knocked sentiment towards the wider sector. Secondly, trade tensions escalated after further tariffs from the US led to a sell-off in a number of Apple suppliers and wider Chinese stocks. Concerns over the new iPhone’s pricing also hurt sentiment for Apple suppliers as investors felt its high price may damage sales.

In Indonesia, logistics and supply chain company AKR Corp lagged after its share price dropped materially over the year on the back of weak core earnings growth and a rising oil price. Elsewhere, shoe-fastener manufacturer and distributor Taiwan Paiho was also weak after reporting earnings which trailed estimates and providing lukewarm 2018 guidance in January. Weaker than expected Q1 results also did little to improve sentiment. PC Jeweller, an Indian retailer of jewellery was another laggard. The stock sold off after family members of a key shareholder were accused of possible tax fraud.

Among the few positive stories, Prada, Anhui Conch Cement and Reliance Industries made helpful contributions. Our underweight position in Chinese internet behemoth Tencent also proved beneficial following the proposal for increased scrutiny and regulation for its video game releases.

Risk Considerations

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

The small and mid-cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diversified.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2018 (Unaudited)

JOHCM Emerging Markets Opportunities Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on November 20, 2012 to September 30, 2018

Average Annual Total Returns as of September 30, 2018

	One Year Return	Five Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	-1.23%	5.36%	5.03%	1.29%	1.29%
Fund Class I Shares	-1.30%	5.27%	4.96%	1.39%	1.39%
Fund Class II Shares	-1.47%	—	4.81%	1.54%	1.54%
MSCI Emerging Markets Index	-0.81%	3.61%	3.62%	—	—

Data as at September 30, 2018. The Fund’s performance reflects the performance of the predecessor Scotia Institutional Fund for periods prior to the reorganization into the Trust. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares and Class I Shares of the Fund commenced operations on November 20, 2012. Class II Shares commenced operations on December 17, 2013. Historical performance for Class II Shares prior to its inception is based on the performance of Class I Shares, the share class most similar to Class II. The performance of Class II Shares has been adjusted to reflect differences in expenses.

*	Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2019.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312- 557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2018 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The Fund seeks to outperform its benchmark through a combination of top-down (country level) and bottom-up (stock level) active positions. The fund managers believe in the importance of understanding the investment drivers and risks at the country level. They believe in only investing in companies that benefit from the top-down environment that they can foresee. The Fund buys quality growth stocks at attractive valuations leading to a focused portfolio of 40-60 emerging markets stocks.

Performance

The Fund’s Institutional share class returned -1.23% for the 12-month period to September 30, 2018 versus a return of -0.81% achieved by its benchmark, the MSCI Emerging Markets Index, for the same period. Country allocation calls, the bedrock of our process, provided a positive contribution while stock selection provided a modest drag.

The main positives over the year were our underweight positions in Brazil and Turkey. Both markets endured a difficult year as political turmoil, a large current account deficit and weakening currency weighed on sentiment in Brazil, while Turkey has also been hurt by currency weakness at a time of a strong US dollar that is hampering emerging market countries reliant on external financing.

Our Chinese names were strong, particularly our oil stocks China Petroleum & Chemical and China National Offshore Oil Corporation. This is a good news story which we felt had been overlooked by the market. Since President Xi Jinping came to power in 2013, his programme to crack down on corruption and malpractice has had a significant effect on the operating and financial metrics of these companies. With investigators scrutinizing offshore and domestic spending, costs have declined materially.

Our large overweight in India proved helpful with our top performer here being Indian conglomerate Reliance Industries. It has enjoyed a strong share price run since the firm’s AGM in July, where the company announced the launch of ‘Jio GigaFiber’ fiber-to-home service, and its ‘Jio Giga TV’ set-top box. The company reported healthy figures in the period, particularly for its Jio arm which has seen rapid increases in its customer base.

On the negative side, Brazilian food processing and meat producer BRF was hit by a fraud investigation. We no longer own this stock. Elsewhere, India’s Yes Bank also lagged. Having performed very well for the portfolio over the year to date, the latter’s share price fell sharply in late September for a couple of reasons. Firstly, it was announced that the CEO/founder, who had been the architect of the bank’s rapid growth, was leaving, leading to market concerns that the bank’s strong growth will now stall. Secondly, the announcement of the CEO departure coincided with news that Indian listed company Infrastructure Leasing & Financial Services had defaulted.

Risk Considerations

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

The small and mid-cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

v

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

JOHCM Emerging Markets Small Mid Cap Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on December 17, 2014 to September 30, 2018

Average Annual Total Returns as of September 30, 2018

	One Year Return *	Since Inception Return	Gross Expense Ratio **	Net Expense Ratio **
Fund Institutional Shares	-4.15%	9.90%	4.38%	1.54%
Fund Class I Shares	-4.30%	9.79%	4.48%	1.64%
MSCI Emerging Markets Small Cap Index	-4.20%	3.89%	—	—

Data as at September 30, 2018. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares of the Fund commenced operations on December 17, 2014. Class I Shares commenced operations on January 28, 2016. Historical performance for Class I Shares prior to its inception is based on the performance of Institutional Class Shares. The performance of Class I Shares has been adjusted to reflect differences in expenses.

*	The Fund’s Average Annual Total Returns are based on net asset values calculated for shareholder transactions which are not reflective of adjustments required pursuant to Generally Accepted Accounting Principles. Accordingly, differences may exist between this data and similar information reported in the financial statements.

**	Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2019.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312- 557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) Emerging Markets Small Cap Index. The Index includes small cap representation across 23 Emerging Markets countries and covers approximately 14% of the free float-adjusted market capitalization in each country. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the JOHCM Emerging Markets Small Mid Cap Equity Fund (the “Fund”) is to seek long-term capital appreciation. The Fund invests, under normal market conditions, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities issued by small and medium capitalization companies that are listed in, or whose principal business activities are located in, emerging markets, including frontier markets.

Performance

The Fund’s Institutional share class returned -4.15% for the 12-month period to September 30, 2018, versus a return of -4.20% achieved by its benchmark, the MSCI Emerging Markets Small Cap Index, for the same period.

Stock picking was strong, particularly in China and India. In China, Kingdee International Software, SSY Group and Hua Hong all contributed well. SSY Group is a Chinese pharmaceutical product manufacturer which has enjoyed a good run on the back of solid sales, product upgrades and good results. Astral Foods also performed well with the South African poultry company reporting good earnings growth. On the negative side, the only two material laggards were Taiwanese electronic component manufacturer Global PMX and Brazilian food service company International Meal Company.

It has been a tough period for emerging market equities of late. Rising trade tensions, a strengthening US dollar and rising US and domestic interest rates are providing headwinds for the asset class. We remain cautious in our outlook, but there are still reasons for measured optimism. Fundamentals remain strong and valuations are low because of poor sentiment. As for the portfolio, we remain convinced by the strength in our portfolio holdings.

The portfolio has become more defensive in recent months. We have increased exposure to healthcare and consumer names, particularly domestic-oriented Chinese names. Trade concerns continue to play on investors’ minds and have dominated headlines for some time. More domestically focused names have seen a re-rating as a result, and we continue to benefit from our holdings in this area.

Risk Considerations

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

The small and mid-cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The Fund may invest in American Depositary Receipts (“ADRs”) of foreign companies. Investing in ADRs poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

JOHCM Global Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on March 21, 2013 to September 30, 2018

Average Annual Total Returns as of September 30, 2018

	One Year Return	Five Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	11.76%	8.36%	10.06%	1.08%	1.08%
Fund Class I Shares	11.61%	8.26%	9.96%	1.18%	1.18%
MSCI ACWI	9.77%	8.67%	9.36%	—	—

Data as at September 30, 2018. The Fund’s performance reflects the performance of the predecessor Scotia Institutional Fund for periods prior to the reorganization into the Trust. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares and Class I Shares of the Fund commenced operations on March 21, 2013.

*	Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2019.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) All Country World Index (ACWI). The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

To seek to achieve its investment objective of long-term capital appreciation, the Fund employs a growth at a reasonable price (GARP) investment philosophy, which is sometimes described as a core focus with a growth bias. The Fund seeks to own stocks, sectors and countries with positive earnings surprise, sustainably high or increasing return on equity, and attractive valuations. The Fund managers believe they can increase the probability of finding an attractive stock by looking where traditional growth investors tend to ignore. While the Fund’s managers seek to own stocks with idiosyncratic return patterns, they also recognize that many stocks have varying degrees of beta or correlation to their sector or country, so they also maintain a top-down research focus when constructing the portfolio. The Fund’s management team offers the unique capability of blending both a bottom-up and a top-down investment research approach to the portfolio construction process.

Performance

The Fund’s Institutional share class returned 11.76% for the 12-month period to September 30, 2018 versus a return of 9.77% achieved by its benchmark, the MSCI AC World Index, for the same period.

It was a good year for the portfolio as robust stock selection more than offset negative sector allocation effects. We benefited from our overweight in technology although our underweight in consumer discretionary and our relatively high cash position weighed on relative returns.

Among the individual stocks underpinning this strong showing were Japanese financial services company SBI Holdings, US software company Intuit and Chinese social media firm Momo. One of our previous winners, Japanese semiconductor manufacturer Renesas Electronics, was the main laggard. Its shares dipped on the news that it was to purchase rival semiconductor manufacturer Integrated Device Technology.

Elsewhere, not owning technology giants Apple and Amazon hampered returns. Vestas Wind systems also lagged as rhetoric from the Trump administration continued to portray a move away from renewable energy toward coal, oil and natural gas.

Risk Considerations

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

The small and mid-cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

JOHCM Global Income Builder

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on September 29, 2016 to September 30, 2018

Cumulative Total Returns as of September 30, 2018

	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	0.03%	1.41%	0.89%
Fund Class I Shares	-0.06%	1.51%	0.99%
Bloomberg Barclays US Aggregate Bond Index	-1.31%	—	—
ICE BofAML BB-B Global High Yield Constrained Index	0.50%	—	—
MSCI World Index	7.45%	—	—

Data as at September 30, 2018. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Fund commenced operations on November 29, 2017.

*	Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2019.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmarks for performance comparison purposes are the: Bloomberg Barclays US Aggregate Bond Index, ICE BofAML BB-B Global High Yield Constrained Index, and Morgan Stanley Capital International (“MSCI”) World Index. The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The ICE BofAML BB-B Global High Yield Constrained Index contains all securities in The ICE BofAML Global High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. The MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed market countries. The table reflects the theoretical reinvestment of dividends on securities in the Indices. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Indices calculations. It is not possible to invest directly in an index.

x

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The Fund aims to generate meaningful monthly income distributions and long-term capital appreciation by applying a global value investment philosophy to income-generative assets. The Fund invests in global equities and fixed income but may also hold cash and hedging assets e.g. commodity-linked investment instruments such as exchange traded funds that invest in gold and precious metals. The investment team has a long-term, absolute return-oriented investment philosophy and believes their highest priority is to protect the capital they manage from permanent impairment.

Performance

The Fund’s Institutional share class returned 0.03% since inception to September 30, 2018. Performance was primarily driven by our fixed income holdings, particularly U.S. corporate debt. Although our international equities were somewhat weaker, the portfolio’s equity allocation still contributed positively, dragged higher by strength in our US stocks.

Individual stock performers of note include Total, Royal Dutch Shell, Phillips 66 and ConocoPhillips, all of which benefited from oil price strength. The latter three are also being rewarded by the stock market for their capital allocation discipline and shareholder-friendly behaviour. In technology, owning Microsoft was helpful. Its cloud business remains a solid driver of its fortunes, with Azure well positioned as the best alternative to Amazon’s AWS platform in what seems to be an emerging “hyperscale” duopoly.

In materials, Heidelberg Cement, despite its strong U.S. cement and aggregates business, sold off on outflows from European equities and concerns over slowing growth in Europe. German auto-maker Daimler was hurt by fears that President Trump’s trade war may escalate. Despite the uncertainty over how transient these trade tensions may prove, we find a number of attractions in the stock: an attractive dividend, compelling valuation, solid balance sheet, and a leading presence in battery and automated vehicle technologies. In consumer discretionary, Asian Pay Television, the leading cable operator in Taiwan and a stock which offers a double-digit yield, was affected by the sharp fall in the Taiwanese dollar and trade-fuelled weakness in Asian stock markets.

Within the Fund’s fixed income holdings, Lifepoint Health bonds appreciated in the wake of the company’s sale to private equity house Apollo Global Management. Precision Drilling, a land drilling rig operator, was helped by growth in U.S. oil production and the rising oil price.

Corporate bond detractors included UBS, as the Italian political situation weighed on European financials. U.S. plastics packaging group Plastipak was hurt by the higher oil price, as was Oi European Group in the materials sector.

Risk Considerations

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Smaller company stocks are more volatile and less liquid than larger, more established company securities. The small and mid-cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines.

Other risks may include and not limited to hedging strategies, derivatives and commodities.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

JOHCM International Opportunities Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on September 29, 2016 to September 30, 2018

Average Annual Total Returns as of September 30, 2018

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	1.76%	7.17%	9.03%	0.89%
MSCI EAFE Index	2.74%	10.44%	—	—

Data as at September 30, 2018. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares of the Fund commenced operations on September 29, 2016.

*	Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2019.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index. The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

PORTFOLIO COMMENTARY
September 30, 2018 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the JOHCM International Opportunities Fund (the “Fund”) is to achieve long-term total return by investing in a concentrated portfolio of international equity securities. The Fund invests, under normal market conditions, primarily in equity securities of companies headquartered outside the US, including those in emerging markets. The Fund may invest in foreign companies of any size, including small- and mid-capitalisation companies, in order to achieve its objective. Equity securities include common and preferred stocks, rights and warrants. The Fund may also invest in equity related instruments, such as equity linked notes and participation notes, all of which derive their value from equities. The portfolio typically contains 25 to 40 stocks.

Performance

The Fund’s Institutional share class returned 1.76% for the 12-month period to September 30, 2018, versus a return of 2.74% achieved by its benchmark, the MSCI EAFE Index, for the same period. The portfolio underperformed the benchmark over the year as positive sector allocation was offset by negative stock selection effects. Our financials underweight proved beneficial and our consumer staples names were strong. Having not owned consumer staples for a period last year on valuation grounds, we started to build a number of positions in a few multinationals this year.

The top performers over the year were French aerospace company Safran, Dutch information services company Wolters Kluwer and Japanese convenience store company Qol Holdings. Offsetting these positives were our healthcare and utilities holdings along with our position in Capita, the main laggard. Its shares capped a miserable series of quarters by halving on the last day of January 2018. Having lost visibility on the earnings power of the business, we no longer had confidence in any valuation support for the shares. We sold our position.

We also sold our position in Index, as we were wary of the increased gearing to the oil price due to the build-up of off-balance sheet debt, as well as recent capital allocation decisions towards new greenfield opportunities rather than lower risk and higher return brownfield sites.

A new position was started in NTT, one of the cheapest global telecommunications companies with good market shares in both fixed and mobile and a strong balance sheet.

Risk Considerations

The Fund invests in International and Emerging Markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in Emerging Markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

The small and mid-cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diversified.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2018 (Unaudited)

JOHCM International Select Fund

Value of a hypothetical $10,000 investment in the Fund Class I Shares from inception on July 29, 2009 to September 30, 2018

Average Annual Total Returns as of September 30, 2018

	One Year Return	Five Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Class I Shares	9.22%	8.31%	10.91%	1.00%	1.00%
Fund Class II Shares	8.97%	8.04%	10.67%	1.25%	1.25%
MSCI EAFE Index	2.74%	4.42%	6.88%	—	—

Data as at September 30, 2018. The Fund’s performance reflects the performance of the predecessor Scotia Institutional Fund for periods prior to the reorganization into the Trust. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

While Class I Shares of the Fund commenced operations on July 29, 2009, Class I Shares began investing consistent with its investment objective on July 30, 2009. Class II Shares commenced operations on March 31, 2010. Historical performance for Class II Shares prior to its inception is based on the performance of Class I Shares. The performance of Class II Shares has been adjusted to reflect differences in expenses.

*	Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2019.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index. The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2018 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

To seek to achieve its investment objective of long-term capital appreciation, the Fund employs a growth at a reasonable price (GARP) investment philosophy, which is sometimes described as a core focus with a growth bias. The Fund seeks to own stocks, sectors and countries with positive earnings surprise, sustainably high or increasing return on equity, and attractive valuations. The Fund managers believe they can increase the probability of finding an attractive stock by looking where traditional growth investors tend to ignore. While the Fund’s managers seek to own stocks with idiosyncratic return patterns, they also recognize that many stocks have varying degrees of beta or correlation to their sector or country, so they also maintain a top-down research focus when constructing the portfolio. The Fund’s management team offers the unique capability of blending both a bottom-up and a top-down investment research approach to the portfolio construction process.

Performance

The Fund’s Class I share class returned 9.22% for the 12-month period to September 30, 2018 versus a return of 2.74% achieved by its benchmark, the MSCI EAFE Index, for the same period.

Significant outperformance this year came from stock selection as strength in our financials eclipsed weakness among our materials holdings. Sector allocation effects were also positive with our underweight in financials proving particularly beneficial.

A number of our Japanese holdings contributed meaningfully over the year. Internet media company Cyber Agent, financial services company SBI Holdings and human resource services company Recruit Holdings were among the top performers. Our process continues to prefer Japan over Europe or emerging markets, and this remains a non-consensus portfolio position with which we are very happy. Elsewhere, Chinese social media company Momo also performed well.

One of our previous winners, Japanese semiconductor manufacturer Renesas Electronics, was the main laggard. Its shares dipped on the news that it was to purchase rival semiconductor manufacturer Integrated Device Technology. Vestas Wind systems also lagged as rhetoric from the Trump administration continued to portray a move away from renewable energy toward coal, oil and natural gas.

Risk Considerations

The Fund invests in International and Emerging Markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in Emerging Markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

The small and mid-cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2018 (Unaudited)

JOHCM International Small Cap Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on October 1, 2013 to September 30, 2018

Average Annual Total Returns as of September 30, 2018

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	3.73%	6.66%	1.26%	1.24%
Fund Class I Shares	3.66%	6.60%	1.36%	1.34%
Fund Class II Shares	3.43%	6.40%	1.51%	1.49%
MSCI ACWI ex USA Small Cap Index	1.86%	6.07%	—	—

Data as at September 30, 2018. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares of the Fund commenced operations on October 1, 2013. Class II Shares commenced operations on November 18, 2013 and Class I Shares commenced operations on January 2, 2014. Historical performance for Class I and Class II Shares prior to their inception is based on the performance of the Institutional Class Shares. The performance of Class I and Class II Shares have been adjusted to reflect differences in expenses.

*	Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2019.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex USA Small Cap Index. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the small cap equity market performance of developed and emerging markets, excluding the US. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2018 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the JOHCM International Small Cap Equity Fund is to seek long-term capital appreciation. The Fund invests at least 80% of its assets in equity securities such as common stocks, preferred stock, rights, and warrants issued by small companies that are based outside the United States, including companies in emerging and frontier as well as in developed markets. The Fund may also invest up to 20% of the value of its assets in fixed income securities. Under normal circumstances, the Fund will hold 70-80 investments across 12 countries.

The Fund may invest in securities of small U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Fund’s total assets will be invested in securities of U.S. companies. The Fund will generally initiate the sale of securities whose market capitalization grows to exceed $3 billion.

Performance

The Fund’s Institutional share class returned 3.73% for the 12-month period to September 30, 2018 versus a return of 1.86% achieved by its benchmark, the MSCI AC World ex US Small and Mid Cap Index, for the same period. Outperformance came primarily from stock selection in the consumer and technology sectors which offset weakness in our financials holdings.

Taiyo Yuden, a Japanese designer and manufacturer of multilayer ceramic capacitors, inductors and noise suppression components, was the top performer over the year. Its share price rose following the announcement of strong quarterly earnings and better forward guidance. We recently sold our position as the share price reached our long-term valuation.

GMO Internet, a Japanese provider of internet infrastructure and ecommerce services, announced further progress of its 7 nm ASIC bitcoin mining computer to further develop its cryptocurrency business. With the market’s cryptocurrency hysteria in early 2018, GMO’s share price surpassed our long-term valuation. We sold our position.

The largest detractor was Banca IFIS SpA, an Italian provider of trade and tax receivables factoring, unsecure non-performing loan management and leasing arrangements. It came under selling pressure, with the market concerned over the Italian budget negotiations, regulatory uncertainty and competitive intensity. We maintain the investment as progress continues on its integration of recent acquisitions and with its mid-long term strategy to develop services to local SME businesses.

Risk Considerations

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Smaller company stocks are more volatile and less liquid than larger, more established company securities.

The small and mid-cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2018 (Unaudited)

JOHCM US Small Mid Cap Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on October 31, 2014 to September 30, 2018

Average Annual Total Returns as of September 30, 2018

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	20.00%	12.44%	3.35%	0.99%
Fund Class I Shares	19.93%	12.35%	3.45%	1.09%
Russell 2500 Index	16.19%	11.02%	—	—

Data as at September 30, 2018. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares and Class I Shares of the Fund commenced operations on October 31, 2014.

*	Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2019.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Russell 2500 Index. The Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

PORTFOLIO COMMENTARY

September 30, 2018 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the JOHCM U.S. Small Mid Cap Equity Fund (the “Fund”) is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in U.S. equity securities with small and medium market capitalizations. Equity securities consist of common and preferred stock, rights and warrants. Small and medium capitalization companies generally are defined as companies with market capitalizations, at the time or purchase, below US $10 billion or in the range of those market capitalizations of companies included in the Russell 2500 Index at the time of purchase.

Performance

The Fund’s Institutional share class returned 20.00% for the 12-month period to September 30, 2018, versus a return of 16.19% achieved by its benchmark, the Russell 2500 Total Return Index, for the same period.

Outperformance this year was driven primarily by stock selection within the technology and consumer staples sectors. Our underweight position in real estate also contributed positively to relative returns.

Looking at the top individual stock performers, our technology names dominated the list with Cyber security company Rapid7, Software companies MuleSoft and Tableau, and semiconductor manufacturer Integrated Device Technology all contributing well. Rapid7 has enjoyed particular share price strength amid increased media attention surrounding the damage wrought by cybersecurity breaches. It has posted strong results throughout the year and the market reacted positively.

Our financials and industrials holdings struggled over the period. The main laggards were Bank OZK and First Republic Bank. Financials had a strong two years prior to 2018 as investor optimism surrounding regulatory reform and rising rates led share prices higher. The industrials sector is an area we are optimistic on. This outlook is shaped primarily by tax reforms driving higher capex for industrial companies, strong housing data and the opportunity from infrastructure build-out provided by President Trump’s mooted federal infrastructure plan.

With capex poised to surge over the next 12-18 months, the regulatory environment becoming more business-friendly, potential for fiscal stimulus through Trump’s promised infrastructure bill a possibility for 2019 and US consumers in ebullient mood, the outlook for US earnings growth, the factor that drives share prices over the long term, remains highly positive.

Risk Considerations

The small and mid-cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The Fund may invest in American Depositary Receipts (“ADRs”) of foreign companies. Investing in ADRs poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

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ADVISERS INVESTMENT TRUST
JOHCM ASIA EX-JAPAN EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2018

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	94.4%
China	19.3%
AAC Technologies Holdings, Inc.		471,808	$4,899,882
China Merchants Bank Co. Ltd. - Class H		887,905	3,606,811
ENN Energy Holdings Ltd.		435,000	3,778,574
JD.com, Inc. - ADR(a)		148,184	3,866,121
Li Ning Co. Ltd.(a)		5,164,732	4,882,129
Ping An Insurance Group Co. of China Ltd. - Class H		346,281	3,516,621
Tencent Holdings Ltd.		199,600	8,240,653
Weibo Corp. - ADR(a)		132,417	9,683,655
			42,474,446
Hong Kong	3.8%
CK Hutchison Holdings Ltd.		451,616	5,203,624
Hang Seng Bank Ltd.		118,700	3,223,619
			8,427,243
India	23.1%
Asian Paints Ltd.		225,989	4,031,888
Bandhan Bank Ltd.(b)		377,541	2,943,924
Bata India Ltd.		26,725	357,722
Biocon Ltd.		599,154	5,714,238
GAIL India Ltd.		643,575	3,364,808
ITC Ltd.		1,748,109	7,180,293
Nestle India Ltd.		49,406	6,610,855
Ramco Systems Ltd.(a)		495,502	2,184,952
Reliance Industries Ltd.		415,546	7,211,148
Tata Consultancy Services Ltd.		254,705	7,672,773
Vedanta Ltd.		1,154,427	3,699,454
			50,972,055
Indonesia	5.1%
AKR Corporindo Tbk PT		16,366,536	4,030,815
Gudang Garam Tbk PT		1,442,837	7,169,887
			11,200,702
Italy	4.3%
PRADA S.p.A.		1,966,400	9,419,610
Macau	3.3%
Sands China Ltd.		1,583,558	7,171,004
Malaysia	2.9%
Genting Malaysia Bhd.		5,327,628	6,423,792
Philippines	2.8%
Jollibee Foods Corp.		1,314,631	6,253,196
South Korea	9.9%
Hana Financial Group, Inc.		90,935	3,652,156
Hanssem Co. Ltd.		41,801	2,886,596
KB Financial Group, Inc.		75,367	3,682,571

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM ASIA EX-JAPAN EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2018

	Percentage of Net Assets	Shares	Value
LG Household & Health Care Ltd.		6,888	$7,923,451
POSCO		13,523	3,590,285
			21,735,059
Taiwan	13.2%
Elite Material Co. Ltd.		1,472,307	4,146,936
Largan Precision Co. Ltd.		11,192	1,332,425
Makalot Industrial Co. Ltd.		1,028,065	5,101,099
Nien Made Enterprise Co. Ltd.		605,601	4,740,400
Taiwan Paiho Ltd.		651,203	1,292,467
Taiwan Semiconductor Manufacturing Co. Ltd.		1,462,000	12,569,187
			29,182,514
Thailand	4.6%
CP ALL PCL - REG		2,187,500	4,667,208
Thai Beverage PCL		10,836,830	5,390,472
			10,057,680
United Kingdom	2.1%
HSBC Holdings PLC		516,000	4,561,268
TOTAL COMMON STOCKS (Cost $223,916,678)			207,878,569
EQUITY-LINKED SECURITIES	1.7%
China	1.7%
Foshan Haitian Flavouring & Food Co. Ltd., Issued by CLSA Global Markets Pte. Ltd., Maturity Date 7/19/23(b)		325,230	3,743,600
TOTAL EQUITY-LINKED SECURITIES (Cost $3,330,794)			3,743,600
TOTAL INVESTMENTS
(Cost $227,247,472)	96.1%		211,622,169
NET OTHER ASSETS (LIABILITIES)	3.9%		8,699,325
NET ASSETS	100.0%		$220,321,494

(a)	Non-income producing security.

(b)	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

Abbreviations:

ADR – American Depositary Receipt

REG – Registered

At September 30, 2018 the industry sectors for the JOHCM Asia Ex-Japan Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	8.1%
Consumer Discretionary	23.8
Consumer Staples	19.4
Energy	3.3
Financials	11.4
Health Care	2.6
Industrials	4.2
Information Technology	14.9
Materials	5.1
Utilities	3.3
Total	96.1%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM ASIA EX-JAPAN EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2018

Market Exposure (Unaudited)
Equity and Equity-Linked Securities	% of Net Assets
Internet	10.0%
Retail	7.1
Apparel	6.8
Agriculture	6.5
Banks	6.5
Lodging	6.2
Semiconductors	5.7
Food	4.7
Electronics	4.1
Cosmetics/Personal Care	3.6
Computers	3.5
Home Furnishings	3.4
Diversified Financial Services	3.4
Oil & Gas	3.3
Gas	3.2
Biotechnology	2.6
Beverages	2.5
Holding Companies-Diversified	2.3
Chemicals	1.8
Distribution/Wholesale	1.8
Mining	1.7
Iron/Steel	1.6
Insurance	1.6
Software	1.0
Miscellaneous Manufacturing	0.6
Textiles	0.6
Total	96.1%
5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	5.7%
Weibo Corp. - ADR	4.4
PRADA S.p.A.	4.3
Tencent Holdings Ltd.	3.8
LG Household & Health Care Ltd.	3.6
Total	21.8%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM EMERGING MARKETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2018

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	92.9%
China	17.1%
China Petroleum & Chemical Corp. - ADR		126,120	$12,667,493
China Petroleum & Chemical Corp. - Class H		8,071,745	8,083,757
CNOOC Ltd.		3,837,133	7,597,458
CNOOC Ltd. - ADR		67,371	13,308,467
ENN Energy Holdings Ltd.		1,342,136	11,658,300
Hengan International Group Co. Ltd.		1,754,728	16,183,661
Tingyi Cayman Islands Holding Corp.		5,686,014	10,444,715
Xinyi Solar Holdings Ltd.		15,511,513	4,775,303
			84,719,154
Czech Republic	1.1%
Komercni Banka A.S.		128,765	5,285,922
Hong Kong	9.0%
China Mobile Ltd.		698,263	6,881,526
China Mobile Ltd. - ADR		346,170	16,938,098
China Overseas Land & Investment Ltd.		3,136,820	9,817,150
China Overseas Property Holdings Ltd.		15,770,726	4,532,773
China Resources Land Ltd.		1,805,354	6,318,918
			44,488,465
India	13.1%
Apollo Tyres Ltd.		2,461,511	7,207,280
Axis Bank Ltd.(a)		933,724	7,899,107
Container Corp. of India Ltd.		589,898	5,105,966
HDFC Bank Ltd. - ADR		56,624	5,328,318
ICICI Bank Ltd. - ADR		1,607,836	13,650,528
Info Edge India Ltd.		195,693	3,841,916
ITC Ltd.		1,226,212	5,036,620
Reliance Industries Ltd.		616,528	10,698,874
Yes Bank Ltd.		2,487,239	6,301,303
			65,069,912
Jersey	2.0%
Randgold Resources Ltd.		140,944	10,012,000
Mexico	4.5%
Bolsa Mexicana de Valores S.A.B. de C.V.		1,169,951	2,391,917
Megacable Holdings S.A.B. de C.V. - CPO		1,038,212	5,341,405
Wal-Mart de Mexico S.A.B. de C.V.		4,716,122	14,372,151
			22,105,473
Russia	6.8%
Globaltrans Investment PLC - REG - GDR		576,680	6,055,140
Lenta Ltd. - REG - GDR(a)		948,466	3,357,570
Magnit PJSC - REG - GDR		279,681	3,972,869
Mail.Ru Group Ltd. - REG - GDR(a)		192,018	5,188,326

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM EMERGING MARKETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2018

	Percentage of Net Assets	Shares	Value
Sberbank of Russia PJSC - ADR (London International Exchange)		1,155,774	$14,655,214
Sberbank of Russia PJSC - ADR (OTC U.S. Exchange)		36,418	457,956
			33,687,075
South Africa	5.6%
Naspers Ltd. - Class N		128,702	27,773,512
South Korea	20.4%
Cheil Worldwide, Inc.		288,522	5,631,284
Com2uS Corp.		51,657	6,827,060
NAVER Corp.		10,296	6,645,874
NCSoft Corp.		14,395	5,742,427
S-1 Corp.		117,272	9,662,980
Samsung Electronics Co. Ltd.		785,153	32,878,392
Samsung Electronics Co. Ltd. - GDR		13,492	14,126,124
SK Hynix, Inc.		72,200	4,758,008
SK Telecom Co. Ltd.		58,534	14,880,855
			101,153,004
Taiwan	13.3%
Cathay Financial Holding Co. Ltd.		7,247,580	12,461,859
Cleanaway Co. Ltd.		488,000	2,788,982
Fubon Financial Holding Co. Ltd.		5,251,500	8,909,302
Hon Hai Precision Industry Co. Ltd.		5,327,714	13,819,636
MediaTek, Inc.		1,074,953	8,678,345
Mega Financial Holding Co. Ltd.		5,322,719	4,793,986
Primax Electronics Ltd.		1,317,384	2,107,694
Shin Kong Financial Holding Co. Ltd.		19,123,104	7,484,397
Tong Yang Industry Co. Ltd.		3,695,621	5,107,759
			66,151,960
TOTAL COMMON STOCKS (Cost $449,069,129)			460,446,477
PREFERRED STOCKS	2.3%
Brazil	1.2%
Banco Bradesco S.A. - ADR(a)		865,124	6,125,078
South Korea	1.1%
Hyundai Motor Co. Ltd., 5.20%(b)		74,704	5,273,223
TOTAL PREFERRED STOCKS (Cost $12,366,940)			11,398,301
TOTAL INVESTMENTS
(Cost $461,436,069)	95.2%		471,844,778
NET OTHER ASSETS (LIABILITIES)	4.8%		23,880,596
NET ASSETS	100.0%		$495,725,374

(a)	Non-income producing security.

(b)	Current yield is disclosed. Dividends are calculated based on a percentage of issuer’s net income.

Abbreviations:

ADR – American Depositary Receipt

CPO – Certificados de Partcipatión Ordinario

GDR – Global Depositary Receipt

REG – Registered

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2018

At September 30, 2018 the industry sectors for the JOHCM Emerging Markets Opportunities Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	21.3%
Consumer Discretionary	3.5
Consumer Staples	10.8
Energy	10.6
Financials	19.3
Industrials	4.8
Information Technology	16.4
Materials	2.0
Real Estate	4.2
Utilities	2.3
Total	95.2%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM EMERGING MARKETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2018

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Semiconductors	12.2%
Banks	12.1
Oil & Gas	10.6
Internet	9.1
Telecommunications	8.9
Real Estate	4.2
Insurance	4.0
Retail	3.6
Healthcare-Products	3.3
Diversified Financial Services	3.3
Food	2.9
Electronics	2.8
Commercial Services	2.7
Auto Parts & Equipment	2.4
Gas	2.3
Transportation	2.2
Mining	2.0
Software	1.4
Advertising	1.1
Auto Manufacturers	1.1
Agriculture	1.0
Energy-Alternate Sources	1.0
Environmental Control	0.6
Computers	0.4
Total	95.2%
5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Samsung Electronics Co. Ltd	6.7%
Naspers Ltd. - Class N	5.6
China Mobile Ltd. - ADR	3.4
Hengan International Group Co. Ltd.	3.3
SK Telecom Co. Ltd	3.0
Total	22.0%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	95.1%
Argentina	0.9%
Pampa Energia S.A. - ADR(a)		7,100	$220,455
Austria	0.8%
Vienna Insurance Group A.G. Wiener Versicherung Gruppe		7,212	205,820
Brazil	2.4%
Localiza Rent a Car S.A.(a)		25,417	143,179
Magazine Luiza S.A.		6,600	200,179
Mahle-Metal Leve S.A.		16,585	99,587
Sul America S.A.		24,507	157,775
			600,720
Canada	1.3%
International Petroleum Corp.(a)		28,148	184,330
Largo Resources Ltd.(a)		53,527	150,430
			334,760
Chile	1.4%
Cia Cervecerias Unidas S.A. - ADR		5,329	148,679
Vina Concha y Toro S.A.		95,335	190,950
			339,629
China	16.6%
BEST, Inc. - ADR(a)		8,638	51,137
China Conch Venture Holdings Ltd.		86,000	299,910
China Lilang Ltd.		81,000	75,740
China Suntien Green Energy Corp. Ltd. - Class H		887,000	247,007
Chinasoft International Ltd.(a)		178,000	118,692
Chlitina Holding Ltd.		39,000	295,058
Hollysys Automation Technologies Ltd.		9,033	193,035
Hua Hong Semiconductor Ltd.(b)		88,972	191,620
Huazhu Group Ltd. - ADR		6,332	204,524
JNBY Design Ltd.		61,000	108,156
Kingdee International Software Group Co. Ltd.		322,000	350,449
Lifetech Scientific Corp.(a)		174,000	42,898
Luye Pharma Group Ltd.(b)		316,500	283,818
Maanshan Iron & Steel Co. Ltd. - Class H		676,000	362,682
Noah Holdings Ltd. - ADS(a)		5,745	242,094
Shanghai Jin Jiang International Hotels Group Co. Ltd. - Class H		660,000	185,480
Silergy Corp.		12,613	227,202
Sinotrans Ltd. - Class H		473,000	192,744
Uni-President China Holdings Ltd.		365,000	389,322
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co. - Class H(a)(b)		19,000	59,099
			4,120,667
Czech Republic	0.7%
Central European Media Enterprises Ltd. - Class A(a)		25,079	94,046
Moneta Money Bank A.S.(b)		24,112	88,769
			182,815

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage of Net Assets	Shares	Value
Greece	0.4%
Eurobank Ergasias S.A.(a)		124,226	$93,607
Hong Kong	7.5%
China Overseas Property Holdings Ltd.		970,000	278,794
China Water Affairs Group Ltd.		282,000	315,921
CIMC Enric Holdings Ltd.		272,000	283,523
K Wah International Holdings Ltd.		338,000	160,185
Nissin Foods Co. Ltd.		358,000	167,376
SITC International Holdings Co. Ltd.		191,000	154,199
SSY Group Ltd.		280,333	270,724
United Laboratories International Holdings (The) Ltd.		268,039	237,622
			1,868,344
Hungary	0.1%
Waberer’s International Nyrt.(a)		2,235	20,708
India	10.9%
Bata India Ltd.		28,568	382,391
Crompton Greaves Consumer Electricals Ltd.		58,164	179,651
Endurance Technologies Ltd.(b)		17,978	328,894
Eris Lifesciences Ltd.(a)(b)		6,302	63,455
Exide Industries Ltd.		85,562	313,318
Future Retail Ltd.(a)		23,904	153,716
Info Edge India Ltd.		5,801	113,887
Jindal Steel & Power Ltd.(a)		83,936	227,353
KEC International Ltd.		85,708	349,974
PVR Ltd.		10,589	175,546
WNS Holdings Ltd. - ADR(a)		8,475	430,106
			2,718,291
Indonesia	1.7%
Bank Tabungan Negara Persero Tbk PT		1,254,539	221,416
Indo Tambangraya Megah Tbk PT		112,800	195,677
			417,093
Jordan	0.5%
Hikma Pharmaceuticals PLC		5,000	120,565
Malaysia	4.1%
AEON Credit Service M Bhd.		16,500	64,190
Serba Dinamik Holdings Bhd.		437,300	402,588
Top Glove Corp. Bhd.		152,200	392,039
ViTrox Corp Bhd.		83,400	161,218
			1,020,035
Mexico	4.7%
Alsea S.A.B. de C.V.		69,188	235,396
Banco del Bajio S.A.(b)		70,600	174,218
Controladora Vuela Cia de Aviacion S.A.B. de C.V. - ADR(a)		27,827	207,589

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage of Net Assets	Shares	Value
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. - ADR		6,401	$364,537
Megacable Holdings S.A.B. de C.V. - CPO		36,500	187,786
			1,169,526
Netherlands	0.5%
SBM Offshore N.V.		6,865	124,262
Philippines	1.7%
Bloomberry Resorts Corp.		1,496,657	242,933
Wilcon Depot, Inc.		947,900	180,703
			423,636
Poland	4.1%
11 bit studios S.A.(a)		1,041	96,002
Bank Millennium S.A.(a)		111,065	278,657
Dino Polska S.A.(a)(b)		8,211	221,823
Eurocash S.A.		22,730	111,467
Grupa Lotos S.A.		14,639	298,116
			1,006,065
Russia	1.4%
Globaltrans Investment PLC - REG - GDR		31,943	335,401
South Africa	2.2%
African Rainbow Minerals Ltd.		16,235	147,629
Barloworld Ltd.		13,977	121,740
Life Healthcare Group Holdings Ltd.		73,674	127,954
Sappi Ltd.		25,380	159,284
			556,607
South Korea	11.4%
Aekyung Industrial Co. Ltd.(a)		3,859	234,132
Dentium Co. Ltd.		3,567	323,177
Douzone Bizon Co. Ltd.		6,070	334,349
Fila Korea Ltd.		6,311	255,455
GS Engineering & Construction Corp.		8,817	415,713
Iljin Materials Co. Ltd.		3,425	165,190
InBody Co. Ltd.		2,979	76,405
Medy-Tox, Inc.		508	283,482
Nasmedia Co. Ltd.		582	21,223
Seoul Auction Co. Ltd.		13,152	181,407
SK Materials Co. Ltd.		1,996	328,393
Soulbrain Co. Ltd.		2,257	122,286
WONIK IPS Co. Ltd.		4,432	89,499
			2,830,711
Switzerland	0.4%
Wizz Air Holdings PLC(a)(b)		2,616	98,097
Taiwan	11.1%
Airtac International Group		12,268	120,137
Asia Cement Corp.		341,000	463,482
ASMedia Technology, Inc.		27,000	474,863

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage of Net Assets	Shares	Value
ASPEED Technology, Inc.		2,000	$39,957
Chailease Holding Co. Ltd.		120,360	421,790
Chroma ATE, Inc.		36,000	172,731
Merida Industry Co. Ltd.		49,000	229,489
Nanya Technology Corp.		61,000	116,074
Parade Technologies Ltd.		14,540	221,436
SCI Pharmtech, Inc.		30,000	83,909
Silicon Motion Technology Corp. - ADR		3,557	191,011
Taimide Tech, Inc.		66,979	126,136
Taiwan FamilyMart Co. Ltd.		13,000	91,115
			2,752,130
Thailand	6.5%
Beauty Community PCL - REG		775,300	290,078
KCE Electronics PCL - REG		235,800	308,056
Origin Property PCL - REG		233,600	124,962
Precious Shipping PCL - REG(a)		552,400	232,302
Siam Wellness Group PCL - REG		655,900	318,418
Srisawad Corp PCL - REG		140,700	209,919
VGI Global Media PCL - REG		567,500	139,506
			1,623,241
Turkey	0.9%
Arcelik A.S.		58,995	135,388
Mavi Giyim Sanayi Ve Ticaret A.S. - Class B(b)		14,681	87,233
			222,621
United Kingdom	0.9%
Avast PLC(a)(b)		61,038	225,544
TOTAL COMMON STOCKS (Cost $24,416,556)			23,631,350
EQUITY-LINKED SECURITIES	3.1%
India	3.1%
Jamna Auto Industries Ltd., Issued by CLSA Global Markets Pte. Ltd., Maturity Date 6/17/21(b)		107,819	103,595
V.I.P. Industries Ltd., Issued by CLSA Global Markets Pte. Ltd., Maturity Date 12/17/19(b)		63,432	361,918
Voltas Ltd., Issued by CLSA Global Markets Pte. Ltd., Maturity Date 5/28/20(b)		42,829	314,438
			779,951
TOTAL EQUITY-LINKED SECURITIES (Cost $867,819)			779,951

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage of Net Assets	Shares	Value
PREFERRED STOCKS	1.0%
Brazil	1.0%
Azul S.A. - ADR(a)		6,332	$112,647
Marcopolo S.A., 0.63%(c)		147,700	125,078
			237,725
TOTAL PREFERRED STOCKS (Cost $348,703)			237,725
TOTAL INVESTMENTS
(Cost $25,633,078)	99.2%		24,649,026
NET OTHER ASSETS (LIABILITIES)	0.8%		194,792
NET ASSETS	100.0%		$24,843,818

(a)	Non-income producing security.
(b)	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.
(c)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Abbreviations:

ADR - American Depositary Receipt

ADS - American Depositary Share

CPO - Certificados de Partcipatión Ordinario

GDR - Global Depositary Receipt

REG - Registered

At September 30, 2018 the industry sectors for the JOHCM Emerging Markets Small Mid Cap Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	3.3%
Consumer Discretionary	19.5
Consumer Staples	7.4
Energy	5.8
Financials	8.7
Health Care	9.3
Industrials	15.9
Information Technology	16.4
Materials	8.4
Real Estate	2.3
Utilities	2.2
Total	99.2%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2018

Market Exposure (Unaudited)
Equity and Equity-Linked Securities	% of Net Assets
Engineering & Construction	6.1%
Electronics	5.4
Retail	4.9
Miscellaneous Manufacturing	4.8
Pharmaceuticals	4.3
Transportation	4.0
Diversified Financial Services	3.8
Software	3.7
Food	3.7
Banks	3.4
Semiconductors	3.5
Apparel	3.3
Commercial Services	3.0
Auto Parts & Equipment	2.6
Computers	2.6
Iron/Steel	2.4
Electric	2.3
Real Estate	2.2
Leisure Time	2.2
Oil & Gas	1.9
Building Materials	1.9
Healthcare-Products	1.8
Entertainment	1.7
Airlines	1.7
Oil & Gas Services	1.6
Lodging	1.5
Insurance	1.4
Machinery-Diversified	1.4
Beverages	1.4
Environmental Control	1.3
Home Furnishings	1.2
Electrical Component & Equipments	1.3
Mining	1.2
Cosmetics/Personal Care	1.2
Biotechnology	1.1
Chemicals	1.0
Energy-Alternate Sources	1.0
Telecommunications	1.0
Household Products/Wares	0.9
Coal	0.8
Forest Products & Paper	0.6
Advertising	0.6
Healthcare-Services	0.5
Holding Companies-Diversified	0.5
Media	0.4
Internet	0.1%
Total	99.2%
5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
ASMedia Technology, Inc.	1.9%
Asia Cement Corp.	1.9
WNS Holdings Ltd. - ADR	1.8
Chailease Holding Co. Ltd.	1.7
GS Engineering & Construction Corp.	1.7
Total	9.0%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	89.7%
Australia	6.5%
BHP Billiton PLC		560,739	$12,214,254
Newcrest Mining Ltd.		678,832	9,524,366
South32 Ltd.		4,448,900	12,606,279
			34,344,899
Canada	1.8%
First Quantum Minerals Ltd.		851,354	9,695,674
China	4.1%
Alibaba Group Holding Ltd. - ADR(a)		58,720	9,674,707
Momo, Inc. - ADR(a)		273,494	11,979,037
			21,653,744
France	2.5%
TOTAL S.A.		198,646	12,878,823
Germany	6.1%
Infineon Technologies A.G.		428,694	9,740,678
SAP S.E.		98,675	12,144,061
Siemens A.G. - REG		79,584	10,195,527
			32,080,266
Hong Kong	2.0%
Hong Kong Exchanges & Clearing Ltd.		359,949	10,299,562
Ireland	2.0%
Medtronic PLC		109,048	10,727,052
Japan	15.3%
Kao Corp.		163,466	13,198,707
Mitsui & Co. Ltd.		641,745	11,412,126
Nippon Telegraph & Telephone Corp.		236,960	10,703,034
NTT DOCOMO, Inc.		455,600	12,250,114
PeptiDream, Inc.(a)		271,391	10,820,289
Renesas Electronics Corp.(a)		1,160,043	7,248,993
SBI Holdings, Inc.		471,148	14,637,849
			80,271,112
New Zealand	1.9%
a2 Milk Co. Ltd.(a)		1,383,937	10,243,880
Norway	2.1%
Equinor ASA		389,032	10,970,093
United Kingdom	4.5%
IHS Markit Ltd.(a)		230,122	12,417,383
Rio Tinto PLC		216,708	10,959,341
			23,376,724
United States	40.9%
Accenture PLC - Class A		73,087	12,439,408
Alcoa Corp.(a)		234,340	9,467,336
Alphabet, Inc. - Class C(a)		10,333	12,332,126
Cboe Global Markets, Inc.		101,861	9,774,582

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage of Net Assets	Shares	Value
Citrix Systems, Inc.(a)		117,932	$13,109,321
CME Group, Inc.		73,169	12,454,096
Cree, Inc.(a)		258,183	9,777,390
E*TRADE Financial Corp.(a)		196,610	10,300,398
Estee Lauder Cos. (The), Inc.		74,335	10,802,362
Intercontinental Exchange, Inc.		162,721	12,186,176
Intuit, Inc.		58,338	13,266,061
Micron Technology, Inc.(a)		194,678	8,805,286
Microsoft Corp.		110,911	12,684,891
Nasdaq, Inc.		123,303	10,579,397
NextEra Energy, Inc.		67,512	11,315,011
Oracle Corp.		239,295	12,338,050
Raymond James Financial, Inc.		116,668	10,739,289
TD Ameritrade Holding Corp.		210,417	11,116,330
Thermo Fisher Scientific, Inc.		45,348	11,068,540
			214,556,050
TOTAL COMMON STOCKS (Cost $353,134,943)			471,097,879
TOTAL INVESTMENTS
(Cost $353,134,943)	89.7%		471,097,879
NET OTHER ASSETS (LIABILITIES)	10.3%		53,855,092
NET ASSETS	100.0%		$524,952,971

(a)	Non-income producing security.

Abbreviations:

ADR - American Depositary Receipt

REG - Registered

At September 30, 2018 the industry sectors for the JOHCM Global Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	9.0%
Consumer Discretionary	1.8
Consumer Staples	6.5
Energy	4.5
Financials	19.4
Health Care	6.2
Industrials	6.5
Information Technology	21.3
Materials	12.3
Utilities	2.2
Total	89.7%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2018

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Diversified Financial Services	19.5%
Software	14.3
Mining	12.2
Semiconductors	6.9
Cosmetics/Personal Care	4.6
Oil & Gas	4.6
Telecommunications	4.3
Internet	4.1
Healthcare-Products	4.1
Computers	2.4
Commercial Services	2.4
Distribution/Wholesale	2.2
Electric	2.2
Healthcare-Services	2.1
Food	1.9
Miscellaneous Manufacturing	1.9
Total	89.7%
5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
SBI Holdings, Inc.	2.8%
Intuit, Inc.	2.6
Kao Corp.	2.5
Citrix Systems, Inc.	2.5
TOTAL S.A	2.5
Total	12.9%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	47.3%
Advertising	1.8%
Omnicom Group, Inc.		4,570	$310,851
Publicis Groupe S.A.		1,805	107,886
WPP PLC		13,195	193,396
			612,133
Agriculture	1.1%
Philip Morris International, Inc.		4,499	366,849
Auto Manufacturers	0.7%
Daimler A.G. - REG		3,648	230,200
Banks	1.5%
BB&T Corp.		5,587	271,193
Intesa Sanpaolo S.p.A.		88,327	225,717
			496,910
Beverages	0.6%
Diageo PLC		6,074	215,259
Building Materials	1.6%
Cie de Saint-Gobain		3,589	154,783
HeidelbergCement A.G.		4,995	390,419
			545,202
Chemicals	0.1%
Praxair, Inc.		204	32,789
Commercial Services	2.5%
G4S PLC		84,100	265,271
H&R Block, Inc.		3,391	87,318
ISS A/S		10,351	364,217
Loomis AB - Class B		3,855	124,142
			840,948
Cosmetics/Personal Care	1.3%
Colgate-Palmolive Co.		3,528	236,200
Unilever PLC		3,862	212,222
			448,422
Diversified Financial Services	0.2%
Azimut Holding S.p.A.		5,182	78,215
Electric	1.1%
Duke Energy Corp.		2,505	200,450
PPL Corp.		5,744	168,070
			368,520
Energy-Alternate Sources	0.5%
TransAlta Renewables, Inc.		19,581	174,336
Food	3.5%
Danone S.A.		5,442	421,439
Nestle S.A. - REG		6,115	509,812
Sligro Food Group N.V.		5,623	240,252
			1,171,503

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage of Net Assets	Shares	Value
Food Service	1.1%
Compass Group PLC		7,703	$171,284
Elior Group S.A.(a)		7,400	114,614
Sodexo S.A.		804	85,265
			371,163
Home Builders	1.8%
Berkeley Group Holdings (The) PLC		4,174	200,152
Sekisui House Ltd.		27,200	414,751
			614,903
Insurance	1.4%
Allianz S.E. - REG		2,179	485,746
Investment Companies	0.9%
Asian Pay Television Trust		276,740	65,791
Investor AB - Class B		3,810	176,066
Italmobiliare S.p.A.		1,980	47,702
			289,559
Lodging	0.5%
Mandarin Oriental International Ltd.		78,700	161,335
Machinery-Diversified	0.5%
FANUC Corp.		400	75,409
Flowserve Corp.		1,984	108,505
			183,914
Media	0.6%
ALTICE EUROPE N.V.(b)		13,316	35,915
NOS SGPS S.A.		28,619	171,457
			207,372
Mining	1.2%
Agnico Eagle Mines Ltd.		2,538	86,799
Franco-Nevada Corp.		1,383	86,514
Fresnillo PLC		6,527	69,879
Goldcorp, Inc.		8,395	85,533
Royal Gold, Inc.		1,213	93,474
			422,199
Miscellaneous Manufacturing	1.1%
3M Co.		1,704	359,050
Oil & Gas	4.4%
ConocoPhillips		1,919	148,531
Exxon Mobil Corp.		2,877	244,602
Phillips 66		1,971	222,171
Royal Dutch Shell PLC - Class B		13,075	458,258
TOTAL S.A.		6,355	412,014
			1,485,576
Packing & Containers	0.3%
Mayr Melnhof Karton A.G.		754	94,722

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage of Net Assets	Shares	Value
Pharmaceuticals	3.4%
AbbVie, Inc.		774	$73,205
GlaxoSmithKline PLC		16,880	338,117
Pfizer, Inc.		6,700	295,269
Sanofi		4,908	436,272
			1,142,863
Real Estate	3.4%
Hang Lung Properties Ltd.		216,000	422,158
Hongkong Land Holdings Ltd.		37,700	249,574
Hopewell Holdings Ltd.		69,500	228,608
Hysan Development Co. Ltd.		46,000	232,399
			1,132,739
Real Estate Investment Trusts	4.0%
Columbia Property Trust, Inc.		16,684	394,410
Frasers Commercial Trust		288,200	307,795
JBG SMITH Properties		5,189	191,111
Weyerhaeuser Co.		14,067	453,942
			1,347,258
Retail	0.3%
Restaurant Group (The) PLC		25,253	98,086
Semiconductors	0.8%
Maxim Integrated Products, Inc.		2,327	131,219
Texas Instruments, Inc.		1,278	137,117
			268,336
Software	2.7%
Microsoft Corp.		4,108	469,832
Oracle Corp.		8,617	444,293
			914,125
Telecommunications	2.4%
KDDI Corp.		14,986	414,021
Verizon Communications, Inc.		7,251	387,131
			801,152
TOTAL COMMON STOCKS (Cost $16,485,646)			15,961,384

	Percentage of Net Assets	Principal Amount	Value
CORPORATE BONDS	28.8%
Banks	0.8%
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 2.58%),(c)
4.63%, 11/01/22		$300,000	283,541
Commercial Services	3.0%
Carriage Services, Inc.(a)
6.63%, 06/01/26		150,000	153,375

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage of Net Assets	Principal Amount	Value
Service Corp. International
4.63%, 12/15/27		$250,000	$239,953
Sotheby’s(a)
4.88%, 12/15/25		650,000	619,937
			1,013,265
Distribution/Wholesale	1.5%
Performance Food Group, Inc.(a)
5.50%, 06/01/24		500,000	495,000
Electrical Component & Equipments	1.0%
Energizer Gamma Acquisition, Inc.(a)
6.38%, 07/15/26		50,000	51,688
Energizer Holdings, Inc.(a)
5.50%, 06/15/25		300,000	298,500
			350,188
Entertainment	0.7%
Live Nation Entertainment, Inc.(a)
5.63%, 03/15/26		250,000	252,500
Food	5.0%
Albertsons Cos LLC/Safeway, Inc./New Albertsons L.P./Albertson’s LLC
6.63%, 06/15/24		250,000	240,312
Ingles Markets, Inc.
5.75%, 06/15/23		350,000	354,375
Pilgrim’s Pride Corp.(a)
5.88%, 09/30/27		400,000	378,000
Post Holdings, Inc.(a)
5.63%, 01/15/28		350,000	336,875
US Foods, Inc.(a)
5.88%, 06/15/24		370,000	371,850
			1,681,412
Food Service	1.0%
Aramark Services, Inc.(a)
5.00%, 02/01/28		350,000	343,438
Healthcare-Services	2.2%
Charles River Laboratories International, Inc.(a)
5.50%, 04/01/26		250,000	253,750
DaVita, Inc.
5.00%, 05/01/25		500,000	476,875
			730,625
Household Products/Wares	3.8%
ACCO Brands Corp.(a)
5.25%, 12/15/24		500,000	496,250
Central Garden & Pet Co.
5.13%, 02/01/28		300,000	285,000
Spectrum Brands, Inc.
5.75%, 07/15/25		500,000	505,000
			1,286,250

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage of Net Assets	Principal Amount	Value
Media	4.7%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.13%, 05/01/27(a)		$250,000	$236,875
5.00%, 02/01/28(a)		575,000	540,442
CSC Holdings LLC,
6.63%, 10/15/25(a)		250,000	263,438
5.38%, 02/01/28(a)		575,000	547,687
			1,588,442
Oil & Gas Services	0.4%
Apergy Corp.(a)
6.38%, 05/01/26		125,000	128,438
Packing & Containers	2.1%
Berry Global, Inc.(a)
4.50%, 02/15/26		400,000	380,000
Plastipak Holdings, Inc.(a)
6.25%, 10/15/25		350,000	319,375
			699,375
Pipelines	1.8%
DCP Midstream L.P.
(Variable, ICE LIBOR USD 3M + 5.15%),(c)
7.38%, 12/15/22		600,000	597,000
Software	0.8%
MSCI, Inc.(a)
5.38%, 05/15/27		250,000	255,000
TOTAL CORPORATE BONDS (Cost $9,826,059)			9,704,474

	Percentage of Net Assets	Shares	Value
EXCHANGE TRADED FUNDS	1.8%
SPDR Gold Shares(b)		5,529	623,450
TOTAL EXCHANGE TRADED FUNDS (Cost $666,561)			623,450

	Percentage of Net Assets	Principal Amount	Value
FOREIGN ISSUER BONDS	12.1%
Banks	3.7%
Credit Suisse Group A.G.
(Variable, USD Swap 5Y + 3.46%),(a)(c)
6.25%, 12/18/24		500,000	493,125
Intesa Sanpaolo S.p.A.(a)
5.02%, 06/26/24		250,000	225,597
UBS Group Funding Switzerland A.G.
(Variable, USD Swap 5Y + 4.87%),(c)
7.00%, 02/19/25		500,000	530,828
			1,249,550
Food	1.5%
JBS USA LUX S.A./JBS USA Finance, Inc.(a)
6.75%, 02/15/28		500,000	496,875

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS
September 30, 2018

	Percentage of Net Assets	Principal Amount	Value
Media	2.1%
Altice Luxembourg S.A.(a)
7.75%, 05/15/22		$200,000	$194,250
Virgin Media Secured Finance PLC
5.25%, 01/15/21		500,000	513,125
			707,375
Oil & Gas	1.5%
Precision Drilling Corp.(a)
7.13%, 01/15/26		500,000	513,750
Packing & Containers	1.8%
OI European Group B.V.(a)
4.00%, 03/15/23		650,000	617,500
Pharmaceuticals	1.5%
Teva Pharmaceutical Finance Netherlands III B.V.
1.70%, 07/19/19		500,000	491,917
TOTAL FOREIGN ISSUER BONDS (Cost $4,088,736)			4,076,967
	Percentage of Net Assets	Shares	Value
PREFERRED STOCKS	0.5%
Pipelines	0.5%
DCP Midstream L.P.
(Variable, ICE LIBOR USD 3M + 4.92%), 7.88%(c)		6,000	152,700
TOTAL PREFERRED STOCKS (Cost $150,000)			152,700
	Percentage of Net Assets	Principal Amount	Value
U.S. TREASURY OBLIGATIONS	4.6%
U.S. Treasury Notes	4.6%
1.75%, 11/30/19		1,260,300	1,246,565
1.88%, 12/31/19		300,000	296,907
			1,543,472
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,559,043)			1,543,472
	Percentage of Net Assets	Shares	Value
SHORT-TERM INVESTMENTS	0.3%
Northern Institutional Treasury Portfolio, 1.93%		119,572	119,572
TOTAL SHORT-TERM INVESTMENTS (Cost $119,572)			119,572
TOTAL INVESTMENTS
(Cost $32,895,617)	95.4%		32,182,019
NET OTHER ASSETS (LIABILITIES)	4.6%		1,540,068
NET ASSETS	100.0%		$33,722,087

(a)	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.
(b)	Non-income producing security.
(c)	Floating rate security. The rate presented is the rate in effect at September 30, 2018, and the related index and spread are shown parenthetically for each security.

Abbreviations:

REG - Registered

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2018

At September 30, 2018, the Fund had outstanding forward foreign currency exchange contracts as follows:

Counterparty	Contracts To Deliver Currency	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation)
Goldman Sachs	Euro	1,724,615	United States Dollar	2,029,889	12/17/18	$27,525
Total						$27,525

At September 30, 2018, the JOHCM Global Income Builder Fund’s investments were concentrated in the following countries:

Country Allocation (Unaudited)	Percentage of Net Assets
United States	53.3%
United Kingdom	6.5
Netherlands	5.5
France	5.2
Switzerland	4.5
Hong Kong	3.9
Germany	3.2
Canada	2.7
Japan	2.6
Italy	1.8
Brazil	1.5
Singapore	1.1
Denmark	1.1
Sweden	0.9
Luxembourg	0.6
Portugal	0.5
Austria	0.3
Mexico	0.2
Total	95.4%

5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
U.S. Treasury Notes	3.7%
SPDR Gold Shares	1.9
Sotheby’s	1.9
OI European Group B.V.	1.8
DCP Midstream L.P.	1.8
Total	11.1%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	79.5%
Finland	4.2%
Nokian Renkaat OYJ		1,220	$49,988
Wartsila OYJ Abp		2,367	46,142
			96,130
France	7.5%
Safran S.A.		685	95,995
Sanofi		852	75,734
			171,729
Germany	5.2%
Bayer A.G. - REG		245	21,764
CECONOMY A.G.		1,390	9,819
Henkel A.G. & Co. KGaA		464	49,266
SAP S.E.		310	38,152
			119,001
Hong Kong	3.6%
China Mobile Ltd.		8,364	82,429
Italy	3.1%
Enel S.p.A.		13,659	69,969
Japan	16.9%
Ain Holdings, Inc.		806	65,050
Kao Corp.		558	45,054
Mitsubishi Electric Corp.		3,527	48,317
Nabtesco Corp.		1,184	31,471
Nippon Telegraph & Telephone Corp.		1,333	60,209
Qol Co. Ltd.		3,400	74,422
Sugi Holdings Co. Ltd.		1,200	58,933
			383,456
Netherlands	7.7%
Akzo Nobel N.V.		685	64,055
Royal Dutch Shell PLC - Class B		1,151	40,341
Wolters Kluwer N.V.		1,125	70,116
			174,512
Portugal	3.5%
Galp Energia SGPS S.A.		3,987	79,111
Switzerland	5.9%
Ferguson PLC		794	67,424
Roche Holding A.G. (Genusschein)		274	66,378
			133,802
United Kingdom	19.8%
Compass Group PLC		4,417	98,216
Experian PLC		1,516	38,936
National Grid PLC		7,687	79,292
Rio Tinto PLC		1,031	52,140
RSA Insurance Group PLC		8,159	61,148

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage of Net Assets	Shares	Value
Sage Group (The) PLC		7,665	$58,585
Unilever N.V. - CVA		1,138	63,375
			451,692
United States	2.1%
Philip Morris International, Inc.		590	48,109
TOTAL COMMON STOCKS (Cost $1,692,645)			1,809,940
PREFERRED STOCKS	2.9%
Guernsey	2.9%
Doric Nimrod Air Two Ltd., 8.26%(a)		22,769	64,696
TOTAL PREFERRED STOCKS (Cost $64,696)			64,696
TOTAL INVESTMENTS
(Cost $1,757,341)	82.4%		1,874,636
NET OTHER ASSETS (LIABILITIES)	17.6%		401,013
NET ASSETS	100.0%		$2,275,649

(a)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Abbreviations:

REG - Registered

At September 30, 2018 the industry sectors for the JOHCM International Opportunities Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	6.3%
Consumer Discretionary	6.9
Consumer Staples	17.8
Energy	5.2
Financials	2.7
Health Care	7.2
Industrials	20.3
Information Technology	4.3
Materials	5.1
Utilities	6.6
Total	82.4%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2018

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Pharmaceuticals	7.1%
Retail	6.3
Telecommunications	6.2
Oil & Gas	5.3
Cosmetics/Personal Care	4.8
Food Service	4.3
Software	4.2
Aerospace/Defense	4.2
Gas	3.5
Media	3.1
Electric	3.1
Distribution/Wholesale	3.0
Healthcare-Services	2.9
Diversified Financial Services	2.9
Chemicals	2.8
Insurance	2.7
Mining	2.3
Auto Parts & Equipment	2.2
Household Products/Wares	2.2
Machinery-Construction & Mining	2.1
Agriculture	2.1
Miscellaneous Manufacturing	2.0
Commercial Services	1.7
Machinery-Diversified	1.4
Total	82.4%
5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Compass Group PLC	4.3%
Safran S.A.	4.2
China Mobile Ltd.	3.7
National Grid PLC	3.5
Galp Energia SGPS S.A.	3.5
Total	19.2%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SELECT FUND
SCHEDULE OF INVESTMENTS
September 30, 2018

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	83.6%
Australia	6.1%
BHP Billiton Ltd.		7,271,754	$182,028,705
Newcrest Mining Ltd.		9,962,793	139,783,160
South32 Ltd.		60,586,024	171,674,871
			493,486,736
Canada	1.7%
First Quantum Minerals Ltd.		12,222,739	139,199,079
China	4.0%
Alibaba Group Holding Ltd. - ADR(a)		883,006	145,484,069
Momo, Inc. - ADR(a)		4,174,668	182,850,458
			328,334,527
Denmark	2.4%
Orsted A/S(b)		2,894,985	196,652,907
France	4.3%
L’Oreal S.A.		718,796	173,337,727
TOTAL S.A.		2,745,676	178,010,510
			351,348,237
Germany	8.3%
Deutsche Boerse A.G.		1,370,205	183,587,161
Infineon Technologies A.G.		6,302,553	143,205,032
SAP S.E.		1,485,925	182,874,732
Siemens A.G. - REG		1,283,882	164,478,463
			674,145,388
Hong Kong	1.9%
Hong Kong Exchanges & Clearing Ltd.		5,528,810	158,201,082
Ireland	2.0%
Medtronic PLC		1,672,910	164,564,157
Israel	2.3%
Check Point Software Technologies Ltd.(a)		1,594,296	187,600,810
Japan	31.3%
CyberAgent, Inc.		3,164,960	168,526,738
Japan Exchange Group, Inc.		9,098,410	158,553,528
Kao Corp.		2,485,413	200,679,272
KDDI Corp.		6,463,534	178,569,206
Mitsubishi Corp.		5,938,642	182,988,784
Mitsui & Co. Ltd.		10,167,964	180,816,505
Nippon Telegraph & Telephone Corp.		3,683,759	166,388,410
NTT DOCOMO, Inc.		6,390,644	171,830,817
ORIX Corp.		10,205,692	165,454,010
PeptiDream, Inc.(a)		4,108,154	163,791,037
Recruit Holdings Co. Ltd.		5,822,229	194,313,434
Renesas Electronics Corp.(a)		17,417,010	108,837,151
SBI Holdings, Inc.		6,718,902	208,746,031

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SELECT FUND
SCHEDULE OF INVESTMENTS
September 30, 2018

	Percentage of Net Assets	Shares	Value
Sekisui House Ltd.		8,864,467	$135,167,128
Terumo Corp.		2,953,100	174,919,583
			2,559,581,634
Netherlands	4.5%
Koninklijke DSM N.V.		1,816,315	192,409,891
Royal Dutch Shell PLC - Class B		4,933,000	172,893,904
			365,303,795
New Zealand	1.8%
a2 Milk Co. Ltd.(a)		20,134,848	149,037,831
Norway	2.0%
Norsk Hydro ASA		27,546,216	165,370,372
Spain	2.3%
Amadeus IT Group S.A.		1,976,758	183,655,103
United Kingdom	6.5%
BP PLC		24,976,533	191,843,178
IHS Markit Ltd.(a)		3,284,646	177,239,498
Rio Tinto PLC		3,230,603	163,377,814
			532,460,490
United States	2.2%
Accenture PLC - Class A		1,064,594	181,193,899
TOTAL COMMON STOCKS (Cost $5,404,502,744)			6,830,136,047
TOTAL INVESTMENTS
(Cost $5,404,502,744)	83.6%		6,830,136,047
NET OTHER ASSETS (LIABILITIES)	16.4%		1,341,083,690
NET ASSETS	100.0%		$8,171,219,737

(a)	Non-income producing security.
(b)	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

Abbreviations:

ADR – American Depositary Receipt

REG – Registered

At September 30, 2018 the industry sectors for the JOHCM International Select Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	10.6%
Consumer Discretionary	3.4
Consumer Staples	6.4
Energy	6.7
Financials	10.7
Health Care	6.2
Industrials	11.0
Information Technology	12.1
Materials	14.1
Utilities	2.4
Total	83.6%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SELECT FUND
SCHEDULE OF INVESTMENTS
September 30, 2018

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Mining	11.8%
Diversified Financial Services	10.7
Software	6.7
Oil & Gas	6.6
Telecommunications	6.3
Cosmetics/Personal Care	4.6
Commercial Services	4.6
Computers	4.5
Distribution/Wholesale	4.4
Healthcare-Products	4.1
Internet	3.9
Semiconductors	3.1
Electric	2.4
Chemicals	2.4
Miscellaneous Manufacturing	2.0
Healthcare-Services	2.0
Food	1.8
Home Builders	1.7
Total	83.6%
5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
SBI Holdings, Inc.	2.5%
Kao Corp.	2.5
Orsted A/S	2.4
Recruit Holdings Co. Ltd.	2.4
Koninklijke DSM N.V.	2.4
Total	12.2%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2018

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	98.6%
Australia	3.3%
APN Outdoor Group Ltd.		988,292	$4,757,817
GWA Group Ltd.		1,848,909	4,169,830
			8,927,647
Canada	4.2%
Heroux-Devtek, Inc.(a)		367,820	4,408,202
Laurentian Bank of Canada		95,645	3,154,474
ShawCor Ltd.		187,971	3,593,082
			11,155,758
China	3.3%
Dalian Refrigeration Co. Ltd. - Class B		5,026,442	1,707,938
Greatview Aseptic Packaging Co. Ltd.		6,301,000	4,016,426
Yestar Healthcare Holdings Co. Ltd.		10,797,500	2,993,041
			8,717,405
Denmark	2.9%
Brodrene Hartmann A/S		61,359	3,372,266
Royal Unibrew A/S		51,591	4,249,115
			7,621,381
Finland	2.0%
Teleste OYJ		280,353	2,245,977
Vaisala OYJ - Class A		145,950	3,151,868
			5,397,845
France	4.5%
Coface S.A.		397,572	3,771,280
Lectra		162,123	4,225,829
Robertet S.A.		6,245	3,915,409
			11,912,518
Germany	4.0%
Gerresheimer A.G.		45,206	3,818,388
KWS Saat S.E.		8,892	3,432,749
SAF-Holland S.A.		219,722	3,321,509
			10,572,646
Hong Kong	10.0%
Mandarin Oriental International Ltd.		1,465,650	3,004,583
Pico Far East Holdings Ltd.		8,274,000	3,255,337
Sitoy Group Holdings Ltd.		15,168,000	4,553,297
SmarTone Telecommunications Holdings Ltd.		3,290,000	4,379,186
Vinda International Holdings Ltd.		1,867,000	3,205,334
Vitasoy International Holdings Ltd.		1,561,000	5,324,072
Wasion Holdings Ltd.		6,211,000	3,141,858
			26,863,667

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2018

	Percentage of Net Assets	Shares	Value
Ireland	2.6%
Grafton Group PLC		330,910	$3,267,159
Irish Continental Group PLC		599,274	3,757,251
			7,024,410
Italy	2.4%
Banca IFIS S.p.A.		126,332	2,845,549
Biesse S.p.A.		103,714	3,689,581
			6,535,130
Japan	14.8%
Ariake Japan Co. Ltd.		50,200	5,005,862
Daiseki Co. Ltd.		157,300	4,347,139
EPS Holdings, Inc.		201,100	4,286,782
Fujitec Co. Ltd.		230,200	3,085,677
Kintetsu World Express, Inc.		191,800	3,676,645
Mani, Inc.		101,700	4,958,792
Rion Co. Ltd.		33,493	742,848
Sakata Seed Corp.		105,600	3,801,303
SHO-BOND Holdings Co. Ltd.		60,400	4,874,740
Tayca Corp.		60,748	1,444,650
Transcosmos, Inc.		140,300	3,550,101
			39,774,539
Mexico	1.4%
Genomma Lab Internacional S.A.B. de C.V. - Series B(a)		4,286,015	3,753,756
Netherlands	3.4%
Corbion N.V.		108,378	3,523,304
KAS Bank N.V. - CVA		240,226	2,077,912
Sligro Food Group N.V.		79,617	3,401,767
			9,002,983
Norway	1.4%
Borregaard ASA		369,895	3,790,415
South Korea	3.7%
Choong Ang Vaccine Laboratory		220,224	4,923,647
ISC Co. Ltd.		61,650	664,158
SK Bioland Co. Ltd.		33,486	549,421
SK Materials Co. Ltd.		23,410	3,851,544
			9,988,770
Sweden	8.1%
Ahlstrom-Munksjo OYJ		183,756	3,520,273
Avanza Bank Holding AB		75,505	3,439,074
BioGaia AB - Class B		89,433	4,493,084
Cloetta AB - Class B		1,101,326	3,405,320
IAR Systems Group AB		171,779	4,996,385
Kabe Group AB - Class B		115,997	1,970,829
			21,824,965

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2018

	Percentage of Net Assets	Shares	Value
Switzerland	6.1%
Bobst Group S.A. - REG		36,963	$2,892,560
Burckhardt Compression Holding A.G.		10,220	3,555,235
Gurit Holding A.G. - Bearer		3,970	3,341,370
LEM Holding S.A. - REG		2,736	3,222,759
Valiant Holding A.G. - REG		29,309	3,320,930
			16,332,854
Taiwan	6.0%
Merida Industry Co. Ltd.		758,000	3,550,061
Paiho Shih Holdings Corp.		2,612,456	4,491,990
Sinmag Equipment Corp.		680,667	3,087,557
Tong Yang Industry Co. Ltd.		2,562,000	3,540,969
TOPBI International Holdings Ltd.		450,169	1,496,484
			16,167,061
Thailand	2.6%
Sahamitr Pressure Container PCL - REG		9,076,700	3,760,909
Vanachai Group PCL - REG		14,013,300	3,271,503
			7,032,412
United Kingdom	11.9%
A.G. Barr PLC		340,373	3,194,224
Bloomsbury Publishing PLC		1,420,343	4,109,831
Dart Group PLC		375,606	4,565,193
Genus PLC		138,075	4,301,211
Gooch & Housego PLC		192,302	4,442,708
Porvair PLC		672,063	4,300,998
Stallergenes Greer PLC(a)		87,955	3,140,195
SThree PLC		776,350	3,814,843
			31,869,203
TOTAL COMMON STOCKS (Cost $235,157,075)			264,265,365
TOTAL INVESTMENTS
(Cost $235,157,075)	98.6%		264,265,365
NET OTHER ASSETS (LIABILITIES)	1.4%		3,834,347
NET ASSETS	100.0%		$268,099,712

(a)	Non-income producing security.

Abbreviations:

REG – Registered

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2018

At September 30, 2018 the industry sectors for the JOHCM International Small Cap Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	6.2%
Consumer Discretionary	9.7
Consumer Staples	13.3
Energy	1.3
Financials	6.9
Health Care	13.9
Industrials	23.3
Information Technology	11.1
Materials	12.9
Total	98.6%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2018

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Pharmaceuticals	6.1%
Chemicals	6.0
Food	5.8
Packing & Containers	5.6
Machinery-Diversified	5.6
Miscellaneous Manufacturing	4.8
Beverages	4.8
Telecommunications	4.1
Apparel	4.0
Diversified Financial Services	3.1
Agriculture	3.0
Healthcare-Products	2.9
Software	2.9
Transportation	2.8
Commercial Services	2.6
Auto Parts & Equipment	2.6
Banks	2.4
Electronics	2.4
Building Materials	2.4
Internet	1.8
Engineering & Construction	1.8
Advertising	1.8
Airlines	1.7
Aerospace/Defense	1.7
Environmental Control	1.6
Healthcare-Services	1.6
Media	1.5
Insurance	1.4
Oil & Gas Services	1.3
Leisure Time	1.3
Forest Products & Paper	1.3
Retail	1.2
Cosmetics/Personal Care	1.2
Energy-Alternate Sources	1.2
Lodging	1.1
Home Builders	0.7
Semiconductors	0.3
Biotechnology	0.2
Total	98.6%
5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Vitasoy International Holdings Ltd.	2.0%
Ariake Japan Co. Ltd.	1.9
IAR Systems Group AB	1.9
Mani, Inc.	1.9
Choong Ang Vaccine Laboratory	1.8
Total	9.5%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM US SMALL MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2018

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	98.0%
Ireland	4.6%
Allegion PLC		2,476	$224,252
Jazz Pharmaceuticals PLC(a)		794	133,495
			357,747
Netherlands	1.7%
Wright Medical Group N.V.(a)		4,694	136,220
United Kingdom	1.8%
Nomad Foods Ltd.(a)		7,098	143,805
United States	89.9%
Bank OZK		4,414	167,556
Benefitfocus, Inc.(a)		3,797	153,589
BioMarin Pharmaceutical, Inc.(a)		1,094	106,085
Burlington Stores, Inc.(a)		1,145	186,543
Caesars Entertainment Corp.(a)		10,686	109,531
Carbon Black, Inc.(a)		4,796	101,579
CommVault Systems, Inc.(a)		2,223	155,610
CONMED Corp.		1,437	113,839
First American Financial Corp.		3,998	206,257
First Republic Bank		1,964	188,544
FMC Corp.		1,720	149,950
ForeScout Technologies, Inc.(a)		4,879	184,231
Great Western Bancorp, Inc.		3,865	163,064
Hain Celestial Group (The), Inc.(a)		4,200	113,904
HD Supply Holdings, Inc.(a)		2,122	90,800
Helmerich & Payne, Inc.		1,797	123,580
Heska Corp.(a)		1,765	199,992
HubSpot, Inc.(a)		556	83,928
Integrated Device Technology, Inc.(a)		3,315	155,838
Jacobs Engineering Group, Inc.		2,774	212,211
Jones Lang LaSalle, Inc.		996	143,743
Leidos Holdings, Inc.		3,260	225,462
Lions Gate Entertainment Corp. - Class A		5,452	132,974
Martin Marietta Materials, Inc.		685	124,636
Masco Corp.		4,797	175,570
MasTec, Inc.(a)		4,610	205,836
MGM Growth Properties LLC - Class A		4,630	136,539
Mosaic (The) Co.		4,832	156,943
Newfield Exploration Co.(a)		4,620	133,195
Pacira Pharmaceuticals, Inc.(a)		2,226	109,408
Post Holdings, Inc.(a)		1,626	159,413
Rapid7, Inc.(a)		4,205	155,249
Raymond James Financial, Inc.		1,997	183,824
Sabre Corp.		6,301	164,330
SEI Investments Co.		1,762	107,658

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM US SMALL MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2018

	Percentage of Net Assets	Shares	Value
Service Corp. International		4,373	$193,287
ServiceMaster Global Holdings, Inc.(a)		2,239	138,885
SVB Financial Group(a)		576	179,038
Syneos Health, Inc.(a)		3,927	202,437
Tableau Software, Inc. - Class A(a)		1,804	201,579
Tapestry, Inc.		3,165	159,104
Terex Corp.		4,971	198,393
Toll Brothers, Inc.		3,598	118,842
Woodward, Inc.		2,381	192,528
Zayo Group Holdings, Inc.(a)		5,983	207,730
			7,073,234
TOTAL COMMON STOCKS (Cost $6,530,764)			7,711,006
TOTAL INVESTMENTS
(Cost $6,530,764)	98.0%		7,711,006
NET OTHER ASSETS (LIABILITIES)	2.0%		160,240
NET ASSETS	100.0%		$7,871,246

(a)	Non-income producing security.

At September 30, 2018 the industry sectors for the JOHCM US Small Mid Cap Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	4.3%
Consumer Discretionary	11.5
Consumer Staples	5.3
Energy	3.3
Financials	15.2
Health Care	12.7
Industrials	16.5
Information Technology	20.1
Materials	5.5
Real Estate	3.6
Total	98.0%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM US SMALL MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2018

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Software	9.7%
Banks	8.9
Computers	6.5
Commercial Services	6.4
Pharmaceuticals	5.6
Engineering & Construction	5.3
Food	5.2
Electronics	5.3
Retail	4.4
Chemicals	3.9
Building Materials	3.8
Diversified Financial Services	3.7
Oil & Gas	3.3
Healthcare-Products	3.1
Telecommunications	2.6
Insurance	2.6
Healthcare-Services	2.6
Machinery-Construction & Mining	2.5
Semiconductors	2.0
Real Estate	1.8
Real Estate Investment Trusts	1.7
Entertainment	1.7
Home Builders	1.5
Lodging	1.4
Biotechnology	1.3
Distribution/Wholesale	1.2
Total	98.0%
5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Leidos Holdings, Inc.	2.9%
Allegion PLC	2.9
Jacobs Engineering Group, Inc.	2.7
Zayo Group Holdings, Inc.	2.7
First American Financial Corp.	2.6
Total	13.8%

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

STATEMENTS OF ASSETS & LIABILITIES
September 30, 2018

	JOHCM Asia Ex-Japan Equity Fund	JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund
Assets:
Investments, at cost	$227,247,472	$461,436,069	$25,633,078
Investments, at value	211,622,169	471,844,778	24,649,026
Cash	9,384,949	17,744,503	374,967
Foreign currency (Cost: $591,253, $136,180, $32,248, $0, $1,215,082, $2,395, $2,577,895, $589,466 and $0, respectively)	590,947	135,941	32,233
Receivable for interest	—	—	—
Receivable for dividends	141,284	1,731,266	22,807
Reclaims receivable	—	66,529	4,535
Receivable for investments sold	—	5,179,234	301,354
Receivable for capital shares sold	—	909,851	—
Receivable from service providers	216,679	8,613	12,696
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—
Prepaid expenses	867	883	2,837
Total Assets	221,956,895	497,621,598	25,400,455
Liabilities:
Securities purchased payable	972,989	876,469	426,158
Capital shares redeemed payable	200,000	197,308	—
Distributions payable to shareholders	—	—	—
Investment advisory fees payable	197,073	422,152	26,704
Investment advisory fee recoupment	—	71,146	—
Accounting and Administration fees payable	189,839	263,571	82,216
Distribution (Rule 12b-1) fees payable	2,746	9,634	62
Regulatory and Compliance fees payable	3,410	7,581	387
Risk Officer fees payable	373	826	42
Accrued expenses and other payable	68,971	47,537	21,068
Total Liabilities	1,635,401	1,896,224	556,637
Net Assets	$220,321,494	$495,725,374	$24,843,818
Net Assets:
Paid in capital	$192,925,158	$465,360,799	$26,058,902
Accumulated net investment income	2,195,765	5,030,347	82,935
Accumulated net realized gain (loss)	40,826,915	14,913,534	(316,413)
Net unrealized appreciation (depreciation)	(15,626,344)	10,420,694	(981,606)
Net Assets	$220,321,494	$495,725,374	$24,843,818
Net Assets:
Class I	$32,108,345	$99,576,676	$750,516
Class II	424,114	8,019,597	—
Institutional Class	187,789,035	388,129,101	24,093,302
Share of Common Stock Outstanding:
Class I	2,999,093	8,752,172	63,357
Class II	39,765	705,718	—
Institutional Class	17,530,763	34,023,002	2,030,482
Net Asset Value per Share:
Class I	$10.71	$11.38	$11.85
Class II	10.67	11.36	—
Institutional Class	10.71	11.41	11.87

See Notes to Financial Statements.

JOHCM Global Equity Fund	JOHCM Global Income Builder Fund	JOHCM International Opportunities Fund	JOHCM International Select Fund	JOHCM International Small Cap Equity Fund	JOHCM US Small Mid Cap Equity Fund

$353,134,943	$32,895,617	$1,757,341	$5,404,502,744	$235,157,075	$6,530,764
471,097,879	32,182,019	1,874,636	6,830,136,047	264,265,365	7,711,006
54,765,587	—	404,019	1,300,515,403	2,835,600	159,274
—	1,212,835	2,393	2,577,893	588,740	—
—	219,811	—	—	—	—
1,134,028	41,550	3,252	29,864,902	391,394	4,784
448,373	41,714	2,530	15,129,602	462,567	49
—	19,503	6,781	—	929,140	—
—	40,000	—	6,242,698	76,447	—
9,905	70,972	77,335	119,547	5,748	81,189
—	27,525	—	—	—	—
1,238	59	6	15,579	19,754	621
527,457,010	33,855,988	2,370,952	8,184,601,671	269,574,755	7,956,923

—	2,997	7,906	—	1,048,715	—
1,809,370	204	—	4,016,182	1,453	—
—	22,849	—	—	—	—
410,885	17,982	1,389	5,866,883	230,521	5,509
28,103	—	—	—	49,928	—
196,280	80,944	79,153	2,752,216	114,165	79,350
15,588	451	—	111,106	4,120	1
8,156	506	35	124,303	4,140	122
891	55	3	13,485	452	13
34,766	7,913	6,817	497,759	21,549	682
2,504,039	133,901	95,303	13,381,934	1,475,043	85,677
$524,952,971	$33,722,087	$2,275,649	$8,171,219,737	$268,099,712	$7,871,246

$393,366,998	$34,566,238	$2,120,051	$6,773,731,488	$226,869,173	$5,627,884
2,877,067	59,713	35,331	76,186,458	2,801,354	—
10,752,960	(214,891)	3,007	(103,432,900)	9,326,646	1,063,120
117,955,946	(688,973)	117,260	1,424,734,691	29,102,539	1,180,242
$524,952,971	$33,722,087	$2,275,649	$8,171,219,737	$268,099,712	$7,871,246

$189,316,573	$5,516,025	$—	$7,619,730,894	$46,852,120	$15,699
—	—	—	551,488,843	1,473,860	—
335,636,398	28,206,062	2,275,649	—	219,773,732	7,855,547

11,316,405	567,835	—	322,016,566	3,596,834	1,112
—	—	—	23,292,701	112,628	—
20,020,728	2,903,488	212,391	—	16,881,898	554,676

$16.73	$9.71	$—	$23.66	$13.03	$14.12
—	—	—	23.68	13.09	—
16.76	9.71	10.71	—	13.02	14.16

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
STATEMENTS OF OPERATIONS
For the year ended September 30, 2018

	JOHCM Asia Ex-Japan Equity Fund	JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund
Investment Income:
Dividend income (Net of foreign withholding tax of $767,158, $1,328,043, $44,648, $449,602, $48,899, $5,206, $15,205,957, $690,075 and $260)	$6,267,823	$10,656,367	$454,687
Interest income	10,085	21,897	—
Total investment income	6,277,908	10,678,264	454,687
Operating expenses:
Investment advisory	3,395,238	4,491,313	264,994
Distribution (Rule 12b-1) fees - Class I	36,037	87,939	426
Distribution (Rule 12b-1) fees - Class II	1,527	17,910	—
Accounting and Administration	406,920	492,396	157,982
Investment advisory recoupment	—	71,146	—
Regulatory and Compliance	68,941	91,544	4,213
Risk Officer	3,152	4,460	234
Trustees	4,123	5,850	285
Registration	46,606	75,357	38,055
Other	103,229	81,089	40,616
Total expenses before reductions	4,065,773	5,419,004	506,805
Expenses reduced by Service Providers	(216,679)	(8,614)	(192,283)
Net expenses	3,849,094	5,410,390	314,522
Net investment income (loss)	2,428,814	5,267,874	140,165
Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains (losses) from investment transactions	41,584,260	21,257,585	(164,117)
Net realized gains (losses) from foreign currency transactions	(233,045)	(192,736)	(48,579)
Net realized losses from forward foreign currency exchange contracts	—	—	—
Change in unrealized appreciation (depreciation) on investments(b)	(73,177,957)	(38,247,843)	(2,327,211)
Change in unrealized appreciation (depreciation) on foreign currency	(330)	39,058	(637)
Change in unrealized appreciation on forward foreign currency exchange contracts	—	—	—
Net realized and unrealized gains (losses) from investment activities	(31,827,072)	(17,143,936)	(2,540,544)
Change in Net Assets Resulting from Operations	$(29,398,258)	$(11,876,062)	$(2,400,379)

(a)	For the period from November 29, 2017, commencement of operations, to September 30, 2018.

(b)	Net of the change in deferred foreign capital gains taxes of $0, $124,714, $0, $0, $0, $0, $0, $0 and $0, respectively.

See Notes to Financial Statements.

JOHCM Global Equity Fund	JOHCM Global Income Builder Fund(a)	JOHCM International Opportunities Fund	JOHCM International Select Fund	JOHCM International Small Cap Equity Fund	JOHCM US Small Mid Cap Equity Fund

$8,709,088	$561,740	$61,361	$159,347,719	$6,029,909	$68,996
73,505	571,234	554	1,408,844	1,520	162
8,782,593	1,132,974	61,915	160,756,563	6,031,429	69,158

5,189,576	168,209	16,880	66,309,063	2,716,846	61,398
210,149	4,405	—	—	51,521	15
—	—	—	1,072,051	3,644	—
393,703	125,697	147,777	5,191,811	224,271	146,383
28,104	—	—	—	49,921	—
118,038	5,198	464	1,598,015	55,596	1,554
5,671	304	23	78,356	2,712	75
7,416	399	27	101,063	3,498	98
36,312	33,147	10,968	323,538	63,759	36,968
60,426	34,826	8,990	802,532	44,652	7,377
6,049,395	372,185	185,129	75,476,429	3,216,420	253,868
(9,905)	(145,915)	(165,098)	(119,547)	(7,235)	(182,138)
6,039,490	226,270	20,031	75,356,882	3,209,185	71,730
2,743,103	906,704	41,884	85,399,681	2,822,244	(2,572)

32,841,205	(200,003)	33,684	42,157,024	9,699,771	1,085,314
159,490	(6,058)	(259)	(3,344,246)	(20,881)	—
—	(9,106)	—	—	—	—
25,964,129	(713,598)	(34,227)	486,571,622	(3,437,311)	232,559
(17,383	(2,900)	(74)	(1,196,065)	(11,209)	—
—	27,525	—	—	—	—
58,947,441	(904,140)	(876)	524,188,335	6,230,370	1,317,873
$61,690,544	$2,564	$41,008	$609,588,016	$9,052,614	$1,315,301

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2018 and 2017

	JOHCM Asia Ex-Japan Equity Fund		JOHCM Emerging Markets Opportunities Fund		JOHCM Emerging Markets Small Mid Cap Equity Fund
	2018	2017	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$2,428,814	$1,617,197	$5,267,874	$2,593,875	$140,165	$26,173
Net realized gains (losses) from investments and foreign currency transactions	41,351,215	16,039,242	21,064,849	9,218,592	(212,696)	913,173
Change in unrealized appreciation (depreciation) on investments and foreign currency	(73,178,287)	11,652,476	(38,208,785)	37,484,791	(2,327,848)	392,187
Change in net assets resulting from operations	(29,398,258)	29,308,915	(11,876,062)	49,297,258	(2,400,379)	1,331,533
Dividends paid to shareholders:
From net investment income
Class I	(131,009)	(163,802)	(446,818)	(254,319)	(2,078)	(1,929)
Class II	(1,877)	(2,550)	(28,497)	(16,212)	—	—
Institutional Class	(1,465,531)	(1,773,481)	(1,836,657)	(870,565)	(74,806)	(117,037)
From net realized gains
Class I	(411,858)	—	(2,423,373)	—	(24,445)	—
Class II	(9,710)	—	(179,891)	—	—	—
Institutional Class	(3,665,652)	—	(8,986,661)	—	(820,460)	—
Total dividends paid to shareholders	(5,685,637)	(1,939,833)	(13,901,897)	(1,141,096)	(921,789)	(118,966)
Capital Transactions:
Change in net assets from capital transactions from Class I transactions	1,475,382	(3,202,487)	33,228,985	31,566,886	715,773	(17,732)
Change in net assets from capital transactions from Class II transactions	(397,607)	(5,650)	2,795,496	3,052,888	—	—
Change in net assets from capital transactions from Institutional Class transactions	(79,674,498)	(11,549,450)	138,538,461	122,435,740	19,894,754	99,482
Change in net assets from capital transactions	(78,596,723)	(14,757,587)	174,562,942	157,055,514	20,610,527	81,750
Change in net assets	(113,680,618)	12,611,495	148,784,983	205,211,676	17,288,359	1,294,317
Net assets:
Beginning of year	334,002,112	321,390,617	346,940,391	141,728,715	7,555,459	6,261,142
End of year	$220,321,494	$334,002,112	$495,725,374	$346,940,391	$24,843,818	$7,555,459
Accumulated net investment income	$2,195,765	$1,598,413	$5,030,347	$2,311,945	$82,935	$27,989

(a)	For the period from November 29, 2017, commencement of operations, to September 30, 2018.

See Notes to Financial Statements.

JOHCM Global Equity Fund		JOHCM Global Income Builder Fund	JOHCM International Opportunities Fund		JOHCM International Select Fund
2018	2017	2018(a)	2018	2017	2018	2017
$2,743,103	$2,514,101	$906,704	$41,884	$39,784	$85,399,681	$76,616,711

33,000,695	3,445,026	(215,167)	33,425	65,354	38,812,778	45,862,882

25,946,746	48,750,512	(688,973)	(34,301)	156,253	485,375,557	480,001,420
61,690,544	54,709,639	2,564	41,008	261,391	609,588,016	602,481,013

(951,490)	(342,804)	(153,445)	—	—	(76,557,040)	(27,738,472)
—	—	—	—	—	(3,244,089)	(1,498,002)
(1,480,707)	(738,688)	(750,302)	(58,035)	(16,800)	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	(75,121)	—	—	—
(2,432,197)	(1,081,492)	(903,747)	(133,156)	(16,800)	(79,801,129)	(29,236,474)

(53,464,825)	19,804,861	5,672,790	—	—	1,036,001,552	1,545,490,411

—	—	—	—	—	123,753,398	61,862,935

15,203,181	13,140,994	28,950,480	113,667	14,280	—	—
(38,261,644)	32,945,855	34,623,270	113,667	14,280	1,159,754,950	1,607,353,346
20,996,703	86,574,002	33,722,087	21,519	258,871	1,689,541,837	2,180,597,885
503,956,268	417,382,266	—	2,254,130	1,995,259	6,481,677,900	4,301,080,015
$524,952,971	$503,956,268	$33,722,087	$2,275,649	$2,254,130	$8,171,219,737	$6,481,677,900
$2,877,067	$2,291,860	$59,713	$35,331	$41,020	$76,186,458	$73,932,162

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

OF CHANGES IN NET ASSETS

For the years ended September 30, 2018 and 2017

	JOHCM International Small Cap Equity Fund		JOHCM US Small Mid Cap Equity Fund
	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,822,244	$1,910,465	$(2,572)	$6,332
Net realized gains from investments and foreign currency transactions	9,678,890	4,011,590	1,085,314	375,114
Change in unrealized appreciation (depreciation) on investments and foreign currency	(3,448,520)	28,843,773	232,559	699,235
Change in net assets resulting from operations	9,052,614	34,765,828	1,315,301	1,080,681
Dividends paid to shareholders:
From net investment income
Class I	(434,914)	(529,352)	—	—
Class II	(7,785)	(5,922)	—	—
Institutional Class	(1,333,453)	(1,014,201)	(2,524)	(632)
From net realized gains
Class I	(488,683)	—	(741)	(379)
Class II	(9,432)	—	—	—
Institutional Class	(1,359,549)	—	(370,009)	(118,864)
Total dividends paid to shareholders	(3,633,816)	(1,549,475)	(373,274)	(119,875)
Capital Transactions:
Change in net assets from capital transactions from Class I transactions	(18,594,895)	9,081,396	(7,031)	7,384
Change in net assets from capital transactions from Class II transactions	214,135	685,612	—	—
Change in net assets from capital transactions from Institutional Class transactions	52,774,979	65,077,747	361,421	116,768
Change in net assets from capital transactions	34,394,219	74,844,755	354,390	124,152
Change in net assets	39,813,017	108,061,108	1,296,417	1,084,958
Net assets:
Beginning of year	228,286,695	120,225,587	6,574,829	5,489,871
End of year	$268,099,712	$228,286,695	$7,871,246	$6,574,829
Accumulated net investment income	$2,801,354	$1,776,143	$—	$529

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Class I
JOHCM Asia Ex-Japan Equity Fund	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014(a)
Net asset value, beginning of period	$12.25	$11.20	$9.91	$10.13	$10.27
Income (loss) from investment operations:
Net investment income(b)	0.10	0.05	0.05	0.13	0.04
Net realized and unrealized gains (losses) from investments	(1.46)	1.05	1.28	(0.33)	(0.18)
Total from investment operations	(1.36)	1.10	1.33	(0.20)	(0.14)
Less distributions paid:
From net investment income	(0.04)	(0.05)	(0.04)	(0.02)	—
From net realized gains	(0.14)	—	—	—	—
Total distributions paid	(0.18)	(0.05)	(0.04)	(0.02)	—
Change in net asset value	(1.54)	1.05	1.29	(0.22)	(0.14)
Net asset value, end of period	$10.71	$12.25	$11.20	$9.91	$10.13
Total return(c)	(11.27%)	9.99%	13.54%	(2.00%)	(1.36%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$32,108	$35,351	$35,645	$26,531	$296
Ratio of net expenses to average net assets	1.31%	1.39%	1.38%	1.33%	1.39	%(d)
Ratio of net investment income to average net assets	0.83%	0.49%	0.54%	1.25%	1.41	%(d)
Ratio of gross expenses to average net assets	1.40%	1.40%	1.40%	1.41%	4.62	%(d)
Portfolio turnover rate(e)	51.14%	49.25%	24.68%	140.09%	20.98	%(c)

(a)	For the period from June 26, 2014, commencement of operations, to September 30, 2014.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

			Class II
JOHCM Asia Ex-Japan Equity Fund	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014(a)
Net asset value, beginning of period	$12.21	$11.16	$9.88	$10.13	$10.27
Income (loss) from investment operations:
Net investment income(b)	0.05	0.04	0.03	0.04	0.04
Net realized and unrealized gains (losses) from investments	(1.42)	1.05	1.28	(0.27)	(0.18)
Total from investment operations	(1.37)	1.09	1.31	(0.23)	(0.14)
Less distributions paid:
From net investment income	(0.03)	(0.04)	(0.03)	(0.02)	—
From net realized gains	(0.14)	—	—	—	—
Total distributions paid	(0.17)	(0.04)	(0.03)	(0.02)	—
Change in net asset value	(1.54)	1.05	1.28	(0.25)	(0.14)
Net asset value, end of period	$10.67	$12.21	$11.16	$9.88	$10.13
Total return(c)	(11.43%)	9.84%	13.35%	(2.31%)	(1.36%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$424	$847	$767	$777	$296
Ratio of net expenses to average net assets	1.47%	1.54%	1.50%	1.41%	1.54	%(d)
Ratio of net investment income to average net assets	0.41%	0.36%	0.31%	0.39%	1.26	%(d)
Ratio of gross expenses to average net assets	1.54%	1.55%	1.55%	1.51%	4.77	%(d)
Portfolio turnover rate(e)	51.14%	49.25%	24.68%	140.09%	20.98	%(c)

(a)	For the period from June 26, 2014, commencement of operations, to September 30, 2014.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Class
JOHCM Asia Ex-Japan Equity Fund	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014(a)
Net asset value, beginning of period	$12.26	$11.20	$9.91	$10.13	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.09	0.06	0.09	0.07	0.05
Net realized and unrealized gains (losses) from investments	(1.44)	1.06	1.25	(0.27)	0.08
Total from investment operations	(1.35)	1.12	1.34	(0.20)	0.13
Less distributions paid:
From net investment income	(0.06)	(0.06)	(0.05)	(0.02)	—
From net realized gains	(0.14)	—	—	—	—
Total distributions paid	(0.20)	(0.06)	(0.05)	(0.02)	—
Change in net asset value	(1.55)	1.06	1.29	(0.22)	0.13
Net asset value, end of period	$10.71	$12.26	$11.20	$9.91	$10.13
Total return(c)	(11.27%)	10.17%	13.55%	(1.99%)	1.30%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$187,789	$297,804	$284,979	$130,654	$43,127
Ratio of net expenses to average net assets	1.23%	1.29%	1.29%	1.29%	1.29	%(d)
Ratio of net investment income to average net assets	0.77%	0.50%	0.87%	0.65%	0.98	%(d)
Ratio of gross expenses to average net assets	1.29%	1.30%	1.31%	1.39%	2.61	%(d)
Portfolio turnover rate(e)	51.14%	49.25%	24.68%	140.09%	20.98	%(c)

(a)	For the period from March 28, 2014, commencement of operations, to September 30, 2014.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Class I
JOHCM Emerging Markets Opportunities Fund(a)	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of year	$11.96	$10.04	$9.19	$10.89	$10.27
Income (loss) from investment operations:
Net investment income(b)	0.14	0.10	0.19	0.19	0.23
Net realized and unrealized gains (losses) from investments	(0.27)	1.89	1.25	(1.47)	0.45
Total from investment operations	(0.13)	1.99	1.44	(1.28)	0.68
Less distributions paid:
From net investment income	(0.07)	(0.07)	(0.08)	(0.14)	(0.06)
From net realized gains	(0.38)	—	(0.51)	(0.28)	—
Total distributions paid	(0.45)	(0.07)	(0.59)	(0.42)	(0.06)
Change in net asset value	(0.58)	1.92	0.85	(1.70)	0.62
Net asset value, end of year	$11.38	$11.96	$10.04	$9.19	$10.89
Total return(c)	(1.30%)	20.09%	16.54%	(12.23%)	6.63%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$99,577	$71,650	$29,446	$385	$288
Ratio of net expenses to average net assets	1.34%	1.38%	1.37%	1.32%	1.39%
Ratio of net investment income to average net assets	1.15%	0.92%	2.09%	1.74%	2.05%
Ratio of gross expenses to average net assets	1.34%	1.38%	1.37%	1.42%	1.70%
Ratio of expense recoupment to average net assets	0.02%	0.01%	—	—	—
Portfolio turnover rate(d)	31.87%	22.62%	40.75%	61.86%	52.84%

(a)	Formerly the JOHCM Emerging Markets Opportunities Fund of the Scotia Institutional Funds. See organizational note within the notes to the financial statements.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Class II
JOHCM Emerging Markets Opportunities Fund(a)	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014(b)
Net asset value, beginning of period	$11.95	$10.03	$9.19	$10.87	$10.82
Income (loss) from investment operations:
Net investment income(c)	0.12	0.08	0.05	0.07	0.09
Net realized and unrealized gains (losses) from investments	(0.27)	1.90	1.38	(1.35)	0.02
Total from investment operations	(0.15)	1.98	1.43	(1.28)	0.11
Less distributions paid:
From net investment income	(0.06)	(0.06)	(0.08)	(0.12)	(0.06)
From net realized gains	(0.38)	—	(0.51)	(0.28)	—
Total distributions paid	(0.44)	(0.06)	(0.59)	(0.40)	(0.06)
Change in net asset value	(0.59)	1.92	0.84	(1.68)	0.05
Net asset value, end of period	$11.36	$11.95	$10.03	$9.19	$10.87
Total return(d)	(1.47%)	19.89%	16.42%	(12.18%)	1.02%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$8,020	$5,668	$1,953	$821	$218
Ratio of net expenses to average net assets	1.49%	1.54%	1.50%	1.36%	1.54	%(e)
Ratio of net investment income to average net assets	1.01%	0.71%	0.54%	0.71%	0.99	%(e)
Ratio of gross expenses to average net assets	1.49%	1.54%	1.56%	1.48%	1.85	%(e)
Ratio of expense recoupment to average net assets	0.02%	0.02%	—	—	—
Portfolio turnover rate(f)	31.87%	22.62%	40.75%	61.86%	52.84	%(d)

(a)	Formerly the JOHCM Emerging Markets Opportunities Fund of the Scotia Institutional Funds. See organizational note within the notes to the financial statements.
(b)	For the period from December 18, 2013, commencement of operations, to September 30, 2014.
(c)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Class
JOHCM Emerging Markets Opportunities Fund(a)	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of year	$11.99	$10.06	$9.20	$10.89	$10.27
Income (loss) from investment operations:
Net investment income(b)	0.15	0.13	0.10	0.11	0.21
Net realized and unrealized gains (losses) from investments	(0.27)	1.88	1.35	(1.38)	0.47
Total from investment operations	(0.12)	2.01	1.45	(1.27)	0.68
Less distributions paid:
From net investment income	(0.08)	(0.08)	(0.08)	(0.14)	(0.06)
From net realized gains	(0.38)	—	(0.51)	(0.28)	—
Total distributions paid	(0.46)	(0.08)	(0.59)	(0.42)	(0.06)
Change in net asset value	(0.58)	1.93	0.86	(1.69)	0.62
Net asset value, end of year	$11.41	$11.99	$10.06	$9.20	$10.89
Total return(c)	(1.23%)	20.21%	16.64%	(12.10%)	6.63%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$388,129	$269,622	$110,330	$62,007	$87,642
Ratio of net expenses to average net assets	1.24%	1.29%	1.27%	1.29%	1.29%
Ratio of net investment income to average net assets	1.26%	1.23%	1.14%	0.98%	1.92%
Ratio of gross expenses to average net assets	1.24%	1.29%	1.29%	1.38%	1.60%
Ratio of expense recoupment to average net assets	0.02%	0.01%	—	—	—
Portfolio turnover rate(d)	31.87%	22.62%	40.75%	61.86%	52.84%

(a)	Formerly the JOHCM Emerging Markets Opportunities Fund of the Scotia Institutional Funds. See organizational note within the notes to the financial statements.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Class I
JOHCM Emerging Markets Small Mid Cap Equity Fund	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016(a)
Net asset value, beginning of period	$14.00	$11.78	$9.20
Income (loss) from investment operations:
Net investment income(b)	0.09	0.06	0.08
Net realized and unrealized gains (losses) from investments	(0.56)	2.38	2.50
Total from investment operations	(0.47)	2.44	2.58
Less distributions paid:
From net investment income	(0.13)	(0.22)	—
From net realized gains	(1.55)	—	—
Total distributions paid	(1.68)	(0.22)	—
Change in net asset value	(2.15)	2.22	2.58
Net asset value, end of period	$11.85	$14.00	$11.78
Total return(c)	(4.50%)	21.37%	28.04%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$751	$149	$147
Ratio of net expenses to average net assets	1.64%	1.64%	1.64	%(d)
Ratio of net investment income to average net assets	0.69%	0.47%	1.11	%(d)
Ratio of gross expenses to average net assets	2.65%	4.37%	5.72	%(d)
Portfolio turnover rate(e)	127.34%	174.08%	162.74	%(c)

(a)	For the period from January 28, 2016, commencement of operations, to September 30, 2016.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Class
JOHCM Emerging Markets Small Mid Cap Equity Fund	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015(a)
Net asset value, beginning of period	$14.02	$11.78	$9.91	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.09	0.05	0.03	0.01
Net realized and unrealized gains (losses) from investments	(0.55)	2.42	2.28	(0.10)
Total from investment operations	(0.46)	2.47	2.31	(0.09)
Less distributions paid:
From net investment income	(0.14)	(0.23)	(0.06)	—
From net realized gains	(1.55)	—	(0.38)	—
Total distributions paid	(1.69)	(0.23)	(0.44)	—
Change in net asset value	(2.15)	2.24	1.87	(0.09)
Net asset value, end of period	$11.87	$14.02	$11.78	$9.91
Total return(c)	(4.43%)	21.59%	24.13%	(0.90%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$24,093	$7,406	$6,114	$4,956
Ratio of net expenses to average net assets	1.54%	1.54%	1.54%	1.54	%(d)
Ratio of net investment income to average net assets	0.69%	0.40%	0.27%	0.14	%(d)
Ratio of gross expenses to average net assets	2.48%	4.38%	4.63%	4.61	%(d)
Ratio of expense recoupment to average net assets	—	—	—	—
Portfolio turnover rate(e)	127.34%	174.08%	162.74%	134.18	%(c)

(a)	For the period from December 17, 2014, commencement of operations, to September 30, 2015.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Class I
JOHCM Global Equity Fund(a)	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of year	$15.05	$13.58	$12.24	$13.77		$11.37
Income (loss) from investment operations:
Net investment income(b)	0.07	0.07	0.06	(0.05)		0.05
Net realized and unrealized gains (losses) from investments	1.67	1.43	1.28	(1.45)		2.38
Total from investment operations	1.74	1.50	1.34	(1.50)		2.43
Less distributions paid:
From net investment income	(0.06)	(0.03)	—	(—	)(c)	(—	)(c)
From net realized gains	—	—	—	(0.03)		(0.03)
Total distributions paid	(0.06)	(0.03)	—	(0.03)		(0.03)
Change in net asset value	1.68	1.47	1.34	(1.53)		2.40
Net asset value, end of year	$16.73	$15.05	$13.58	$12.24		$13.77
Total return	11.61%	11.06%	10.95%	(10.93%)		21.40%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$189,317	$216,867	$171,464	$62,093		$34,363
Ratio of net expenses to average net assets	1.17%	1.18%	1.18%	1.18%		1.18%
Ratio of net investment income (loss) to average net assets	0.39%	0.49%	0.50%	(0.33%)		0.34%
Ratio of gross expenses to average net assets	1.17%	1.18%	1.20%	1.21%		1.52%
Ratio of expense recoupment to average net assets	— (d)	— (d)	—	—		—
Portfolio turnover rate(e)	24.81%	51.44%	124.32%	87.14%		68.24%

(a)	Formerly the JOHCM Global Equity Fund of the Scotia Institutional Funds. See organizational note within the notes to the financial statements.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Amount was less than $0.005 per share.
(d)	Amount rounds to less 0.005%.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Class
JOHCM Global Equity Fund(a)	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of year	$15.08	$13.61	$12.25	$13.78		$11.37
Income (loss) from investment operations:
Net investment income(b)	0.09	0.08	0.07	(0.03)		0.03
Net realized and unrealized gains (losses) from investments	1.67	1.43	1.29	(1.47)		2.41
Total from investment operations	1.76	1.51	1.36	(1.50)		2.44
Less distributions paid:
From net investment income	(0.08)	(0.04)	—	(—	)(c)	(—	)(c)
From net realized gains	—	—	—	(0.03)		(0.03)
Total distributions paid	(0.08)	(0.04)	—	(0.03)		(0.03)
Change in net asset value	1.68	1.47	1.36	(1.53)		2.41
Net asset value, end of year	$16.76	$15.08	$13.61	$12.25		$13.78
Total return	11.76%	11.15%	11.10%	(10.90%)		21.49%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$335,636	$287,089	$245,918	$161,792		$50,153
Ratio of net expenses to average net assets	1.07%	1.08%	1.08%	1.08%		1.08%
Ratio of net investment income (loss) to average net assets	0.57%	0.57%	0.52%	(0.18%)		0.26%
Ratio of gross expenses to average net assets	1.07%	1.08%	1.10%	1.11%		1.52%
Ratio of expense recoupment to average net assets	— (d)	— (d)	—	—		—
Portfolio turnover rate(e)	24.81%	51.44%	124.32%	87.14%		68.24%

(a)	Formerly the JOHCM Global Equity Fund of the Scotia Institutional Funds. See organizational note within the notes to the financial statements.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Amount was less than $0.005 per share.
(d)	Amount rounds to less 0.005%.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Class I
JOHCM Global Income Builder Fund	Period Ended September 30, 2018(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.29
Net realized and unrealized losses from investments	(0.30)
Total from investment operations	(0.01)
Less distributions paid:
From net investment income	(0.28)
Total distributions paid	(0.28)
Change in net asset value	(0.29)
Net asset value, end of period	$9.71
Total return(c)	(0.06%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$5,516
Ratio of net expenses to average net assets	0.98	%(d)
Ratio of net investment income to average net assets	3.50	%(d)
Ratio of gross expenses to average net assets	1.56	%(d)
Portfolio turnover rate(e)	41.93	%(c)

(a)	For the period from November 29, 2017, commencement of operations, to September 30, 2018.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Class
JOHCM Global Income Builder Fund	Period Ended September 30, 2018(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.30
Net realized and unrealized losses from investments	(0.30)
Total from investment operations	—
Less distributions paid:
From net investment income	(0.29)
Total distributions paid	(0.29)
Change in net asset value	(0.29)
Net asset value, end of period	$9.71
Total return(c)	0.03%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$28,206
Ratio of net expenses to average net assets	0.88	%(d)
Ratio of net investment income to average net assets	3.62	%(d)
Ratio of gross expenses to average net assets	1.47	%(d)
Portfolio turnover rate(e)	41.93	%(c)

(a)	For the period from November 29, 2017, commencement of operations, to September 30, 2018.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Class
JOHCM International Opportunities Fund	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016(a)
Net asset value, beginning of period	$11.19	$9.98	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.20	0.20	(—	)(c)
Net realized and unrealized gains (losses) from investments	(0.02)	1.09	(0.02)
Total from investment operations	0.18	1.29	(0.02)
Less distributions paid:
From net investment income	(0.29)	(0.08)	—
From net realized gains	(0.37)	—	—
Total distributions paid	(0.66)	(0.08)	—
Change in net asset value	(0.48)	1.21	(0.02)
Net asset value, end of period	$10.71	$11.19	$9.98
Total return(d)	1.76%	13.12%	(0.20%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$2,276	$2,254	$1,995
Ratio of net expenses to average net assets	0.89%	0.89%	0.89	%(e)
Ratio of net investment income (loss) to average net assets	1.86%	1.94%	(0.89	%)(e)
Ratio of gross expenses to average net assets	8.23%	9.03%	72.58	%(e)
Portfolio turnover rate(f)	57.05%	68.89%	—	(d)

(a)	For the period from September 29, 2016, commencement of operations, to September 30, 2016.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Amount was less than $0.005 per share.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.
(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Class I
JOHCM International Select Fund(a)	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of year	$21.92	$19.94	$17.45	$19.23	$16.97
Income (loss) from investment operations:
Net investment income(b)	0.27	0.30	0.19	0.08	0.11
Net realized and unrealized gains (losses) from investments	1.73	1.81	2.37	(1.09)	2.22
Total from investment operations	2.00	2.11	2.56	(1.01)	2.33
Less distributions paid:
From net investment income	(0.26)	(0.13)	(0.07)	(0.14)	(0.07)
From net realized gains	—	—	—	(0.63)	—
Total distributions paid	(0.26)	(0.13)	(0.07)	(0.77)	(0.07)
Change in net asset value	1.74	1.98	2.49	(1.78)	2.26
Net asset value, end of year	$23.66	$21.92	$19.94	$17.45	$19.23
Total return	9.22%	10.72%	14.70%	(5.53%)	13.74%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$7,619,731	$6,081,384	$4,003,594	$2,837,805	$1,309,757
Ratio of net expenses to average net assets	1.00%	1.01%	1.01%	1.05%	1.05%
Ratio of net investment income to average net assets	1.16%	1.49%	1.04%	0.43%	0.61%
Ratio of gross expenses to average net assets	1.00%	1.01%	1.01%	1.05%	1.08%
Ratio of expense recoupment to average net assets	—	—	—	0.01%	—
Portfolio turnover rate(c)	26.06%	34.96%	107.37%	50.86%	61.20%

(a)	Formerly the JOHCM International Select Fund of the Scotia Institutional Funds. See organizational note within the notes to the financial statements.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Class II
JOHCM International Select Fund(a)	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of year	$21.93	$19.96	$17.48	$19.29	$17.03
Income (loss) from investment operations:
Net investment income(b)	0.19	0.26	0.14	0.05	0.06
Net realized and unrealized gains (losses) from investments	1.76	1.81	2.37	(1.11)	2.24
Total from investment operations	1.95	2.07	2.51	(1.06)	2.30
Less distributions paid:
From net investment income	(0.20)	(0.10)	(0.03)	(0.12)	(0.04)
From net realized gains	—	—	—	(0.63)	—
Total distributions paid	(0.20)	(0.10)	(0.03)	(0.75)	(0.04)
Change in net asset value	1.75	1.97	2.48	(1.81)	2.26
Net asset value, end of year	$23.68	$21.93	$19.96	$17.48	$19.29
Total return	8.97%	10.45%	14.37%	(5.77%)	13.51%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$551,489	$400,294	$297,486	$147,322	$31,601
Ratio of net expenses to average net assets	1.25%	1.27%	1.30%	1.30%	1.29%
Ratio of net investment income to average net assets	0.83%	1.29%	0.78%	0.27%	0.32%
Ratio of gross expenses to average net assets	1.25%	1.27%	1.30%	1.33%	1.29%
Ratio of expense recoupment to average net assets	—	0.01%	—	0.01%	—
Portfolio turnover rate(c)	26.06%	34.96%	107.37%	50.86%	61.20%

(a)	Formerly the JOHCM International Select Fund of the Scotia Institutional Funds. See organizational note within the notes to the financial statements.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Class I
JOHCM International Small Cap Equity Fund	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014(a)
Net asset value, beginning of period	$12.75	$10.64	$9.66	$10.20	$10.43
Income (loss) from investment operations:
Net investment income(b)	0.10	0.11	0.12	0.13	0.15
Net realized and unrealized gains (losses) from investments	0.37	2.13	0.97	(0.50)	(0.38)
Total from investment operations	0.47	2.24	1.09	(0.37)	(0.23)
Less distributions paid:
From net investment income	(0.09)	(0.13)	(0.11)	(0.10)	—
From net realized gains	(0.10)	—	—	(0.07)	—
Total distributions paid	(0.19)	(0.13)	(0.11)	(0.17)	—
Change in net asset value	0.28	2.11	0.98	(0.54)	(0.23)
Net asset value, end of period	$13.03	$12.75	$10.64	$9.66	$10.20
Total return(c)	3.66%	21.30%	11.44%	(3.72%)	(2.21%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$46,852	$62,965	$43,997	$50,759	$42,640
Ratio of net expenses to average net assets	1.31%	1.34%	1.34%	1.34%	1.34	%(d)
Ratio of net investment income to average net assets	0.79%	0.97%	1.17%	1.25%	1.94	%(d)
Ratio of gross expenses to average net assets	1.32%	1.36%	1.41%	1.39%	1.54	%(d)
Ratio of expense recoupment to average net assets	0.02%	—	—	—	—
Portfolio turnover rate(e)	17.61%	16.01%	39.39%	30.64%	7.06	%(c)

(a)	For the period from January 2, 2014, commencement of operations, to September 30, 2014.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Class II
JOHCM International Small Cap Equity Fund	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014(a)
Net asset value, beginning of period	$12.83	$10.70	$9.71	$10.17	$10.16
Income (loss) from investment operations:
Net investment income(b)	0.11	0.09	0.09	0.06	0.18
Net realized and unrealized gains (losses) from investments	0.33	2.15	1.00	(0.45)	(0.17)
Total from investment operations	0.44	2.24	1.09	(0.39)	0.01
Less distributions paid:
From net investment income	(0.08)	(0.11)	(0.10)	—	(—	)(c)
From net realized gains	(0.10)	—	—	(0.07)	—
Total distributions paid	(0.18)	(0.11)	(0.10)	(0.07)	—
Change in net asset value	0.26	2.13	0.99	(0.46)	0.01
Net asset value, end of period	$13.09	$12.83	$10.70	$9.71	$10.17
Total return(d)	3.43%	21.21%	11.28%	(3.87%)	0.11%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$1,474	$1,230	$430	$449	$6,832
Ratio of net expenses to average net assets	1.47%	1.49%	1.49%	1.49%	1.49	%(e)
Ratio of net investment income to average net assets	0.87%	0.76%	0.94%	0.53%	1.96	%(e)
Ratio of gross expenses to average net assets	1.47%	1.53%	1.63%	1.58%	1.73	%(e)
Ratio of expense recoupment to average net assets	0.02%	—	—	—	—
Portfolio turnover rate(f)	17.61%	16.01%	39.39%	30.64%	7.06	%(d)

(a)	For the period from November 18, 2013, commencement of operations, to September 30, 2014.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Amount was less than $0.005 per share.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Class
JOHCM International Small Cap Equity Fund	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014(a)
Net asset value, beginning of period	$12.74	$10.64	$9.66	$10.19	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.15	0.14	0.13	0.14	0.18
Net realized and unrealized gains (losses) from investments	0.33	2.10	0.97	(0.50)	0.01
Total from investment operations	0.48	2.24	1.10	(0.36)	0.19
Less distributions paid:
From net investment income	(0.10)	(0.14)	(0.12)	(0.10)	(—	)(c)
From net realized gains	(0.10)	—	—	(0.07)	—
Total distributions paid	(0.20)	(0.14)	(0.12)	(0.17)	—
Change in net asset value	0.28	2.10	0.98	(0.53)	0.19
Net asset value, end of period	$13.02	$12.74	$10.64	$9.66	$10.19
Total return(d)	3.73%	21.37%	11.54%	(3.58%)	1.94%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$219,774	$164,092	$75,799	$66,304	$51,592
Ratio of net expenses to average net assets	1.22%	1.24%	1.24%	1.24%	1.24	%(e)
Ratio of net investment income to average net assets	1.17%	1.24%	1.29%	1.38%	1.68	%(e)
Ratio of gross expenses to average net assets	1.22%	1.27%	1.28%	1.28%	1.73	%(e)
Ratio of expense recoupment to average net assets	0.02%	—	—	—	—
Portfolio turnover rate(f)	17.61%	16.01%	39.39%	30.64%	7.06	%(d)

(a)	For the period from October 1, 2013, commencement of operations, to September 30, 2014.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Amount was less than $0.005 per share.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Class I
JOHCM US Small Mid Cap Equity Fund	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016	Period Ended September 30, 2015(a)
Net asset value, beginning of period	$12.44	$10.61		$9.76	$10.00
Income (loss) from investment operations:
Net investment loss(b)	(0.02)	(—	)(c)	(0.01)	0.01
Net realized and unrealized gains (losses) from investments	2.40	2.06		1.21	(0.25)
Total from investment operations	2.38	2.06		1.20	(0.24)
Less distributions paid:
From net investment income	—	—		(0.03)	—
From net realized gains	(0.70)	(0.23)		(0.32)	—
Total distributions paid	(0.70)	(0.23)		(0.35)	—
Change in net asset value	1.68	1.83		0.85	(0.24)
Net asset value, end of period	$14.12	$12.44		$10.61	$9.76
Total return(d)	19.93%	19.64%		12.64%	(2.40%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$16	$21		$11	$10
Ratio of net expenses to average net assets	1.09%	1.09%		1.06%	0.99	%(e)
Ratio of net investment income (loss) to average net assets	(0.14%)	(0.01%)		(0.09%)	0.01	%(e)
Ratio of gross expenses to average net assets	3.61%	3.44%		3.86%	4.18	%(e)
Portfolio turnover rate(f)	66.46%	39.98%		72.08%	93.31	%(d)

(a)	For the period from October 31, 2014, commencement of operations, to September 30, 2015.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Amount was less than $0.005 per share.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Class
JOHCM US Small Mid Cap Equity Fund	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Period Ended September 30, 2015(a)
Net asset value, beginning of period	$12.47		$10.63		$9.76		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(—	)(c)	0.01		(—	)(c)	0.01
Net realized and unrealized gains (losses) from investments	2.39		2.06		1.22		(0.25)
Total from investment operations	2.39		2.07		1.22		(0.24)
Less distributions paid:
From net investment income	(—	)(c)	(—	)(c)	(0.03)		—
From net realized gains	(0.70)		(0.23)		(0.32)		—
Total distributions paid	(0.70)		(0.23)		(0.35)		—
Change in net asset value	1.69		1.84		0.87		(0.24)
Net asset value, end of period	$14.16		$12.47		$10.63		$9.76
Total return(d)	20.00%		19.71%		12.85%		(2.40%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$7,856		$6,554		$5,479		$4,882
Ratio of net expenses to average net assets	0.99%		0.99%		0.99%		0.99	%(e)
Ratio of net investment income (loss) to average net assets	(0.03%)		0.10%		(0.02%)		0.01	%(e)
Ratio of gross expenses to average net assets	3.51%		3.35%		3.74%		4.17	%(e)
Portfolio turnover rate(f)	66.46%		39.98%		72.08%		93.31	%(d)

(a)	For the period from October 31, 2014, commencement of operations, to September 30, 2015.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Amount was less than $0.005 per share.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Second Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated June 21, 2018. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. As an open-end registered investment company (as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08), the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”). The JOHCM Asia Ex-Japan Equity Fund, the JOHCM Emerging Markets Opportunities Fund, the JOHCM Emerging Markets Small Mid Cap Equity Fund, the JOHCM Global Equity Fund, the JOHCM Global Income Builder Fund, the JOHCM International Opportunities Fund, the JOHCM International Select Fund, the JOHCM International Small Cap Equity Fund, and the JOHCM US Small Mid Cap Equity Fund (referred to individually as a “Fund” and collectively as the “Funds” or the “JOHCM Funds”) are each a diversified fund and a series of the Trust. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. These financial statements and notes only relate to the JOHCM Funds.

Each JOHCM Fund, except for the JOHCM Emerging Markets Small Mid Cap Equity Fund, the JOHCM International Select Fund and the JOHCM US Small Mid Cap Equity Fund, is authorized to issue three classes of shares: Class I Shares, Class II Shares, and Institutional Shares. The JOHCM International Select Fund is authorized to issue two classes of shares: Class I Shares and Class II Shares. The JOHCM Emerging Markets Small Mid Cap Equity Fund and the JOHCM US Small Mid Cap Equity Fund are authorized to issue four classes of shares: Class I Shares, Class II Shares, Class III Shares, and Institutional Shares. Each class is distinguished by the class-specific shareholder servicing and distribution (Rule 12b-1) fees incurred. As of September 30, 2018, the following classes were in operation:

Fund	Commencement Date	Investment Objective
JOHCM Asia Ex-Japan Equity Fund	Class I Shares: June 26, 2014 Class II Shares: June 26, 2014 Institutional Shares: March 28, 2014	to seek long-term capital appreciation
JOHCM Emerging Markets Opportunities Fund	Class I Shares: November 21, 2012 Class II Shares: December 18, 2013 Institutional Shares: November 21, 2012	to seek long-term capital appreciation
JOHCM Emerging Markets Small Mid Cap Equity Fund	Class I Shares: January 28, 2016 Institutional Shares: December 17, 2014	to seek long-term capital appreciation
JOHCM Global Equity Fund	Class I Shares: March 22, 2013 Institutional Shares: March 22, 2013	to seek long-term capital appreciation
JOHCM Global Income Builder Fund	Class I Shares: November 29, 2017 Institutional Shares: November 29, 2017	to seek a level of current income that is consistent with the preservation and long-term growth of capital in inflation-adjusted terms
JOHCM International Opportunities Fund	Institutional Shares: September 29, 2016	to achieve long-term total return by investing in a concentrated portfolio of international equity securities
JOHCM International Select Fund	Class I Shares: July 29, 2009 Class II Shares: March 31, 2010	to seek long-term capital appreciation
JOHCM International Small Cap Equity Fund	Class I Shares: January 2, 2014 Class II Shares: November 18, 2013 Institutional Shares: October 1, 2013	to seek long-term capital appreciation
JOHCM US Small Mid Cap Equity Fund	Class I: October 31, 2014 Institutional Shares: October 31, 2014	to seek long-term capital appreciation

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

Prior to November 18, 2013, the JOHCM Emerging Markets Opportunities Fund, the JOHCM Global Equity Fund, and the JOHCM International Select Fund, operated respectively as: the JOHCM Emerging Markets Opportunities Fund, the JOHCM Global Equity Fund, and the JOHCM International Select Fund (the “Predecessor Funds” or “Scotia Funds”), each a separate series of Scotia Institutional Funds. The predecessor JOHCM International Select Fund was authorized to issue two classes of shares: Class I Shares and Class II Shares. The predecessor JOHCM Emerging Markets Opportunities Fund and the JOHCM Global Equity Fund were authorized to issue three classes of shares: Institutional Shares, Class I Shares and Class II Shares. Each class was distinguished by the class specific shareholder servicing fees incurred. On November 18, 2013, the Scotia Funds were reorganized into their respective JOHCM Fund, pursuant to a Plan of Reorganization approved by the Predecessor Funds’ Board of Trustees on August 1, 2013 (the “Reorganization”). At the time of Reorganization, each Scotia Fund transferred all of its assets to the corresponding JOHCM Fund in exchange for shares of the corresponding JOHCM Fund and the JOHCM Fund’s assumption of all the liabilities of the Scotia Fund. Upon closing of the Reorganization, holders of each Predecessor Fund’s Institutional Shares, Class I Shares and Class II Shares received shares of the corresponding JOHCM Fund. The Reorganization was tax-free.

Prior to the Reorganization, the JOHCM Emerging Markets Opportunities Fund, the JOHCM Global Equity Fund, and the JOHCM International Select Fund had no net assets or operations in the Trust, and therefore, activity shown in the Financial Highlights prior to the Reorganization represents operations and changes in net assets of the respective Scotia Fund. The cost basis of the investments transferred from each Predecessor Fund was carried forward to the corresponding JOHCM Fund for accounting and tax purposes.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

A.	Significant accounting policies related to Investments are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

●	Level 1 — quoted prices in active markets for identical assets

●	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm ET, each business day on which the share price of the Funds are calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2018

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), a Fund’s FairValue Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Fund’s net asset value is calculated. The Funds identify possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party pricing service to fair value their international equity securities.

In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of each Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2018 in valuing each Fund’s investments based upon the three fair value levels defined above:

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
JOHCM Asia Ex-Japan Equity Fund
Common stocks:
Thailand	$5,390,472	$4,667,208	$—	$10,057,680
Other*	197,820,889	—	—	197,820,889
Total common stocks	$203,211,361	$4,667,208	$—	$207,878,569
Equity-Linked Securities*	—	3,743,600	—	3,743,600
Total Investments	$203,211,361	$8,410,808	$—	$211,622,169
JOHCM Emerging Markets Opportunities Fund
Common stocks*	$460,446,477	$—	$—	$460,446,477
Preferred stocks*	11,398,301	—	—	11,398,301
Total Investments	$471,844,778	$—	$—	$471,844,778
JOHCM Emerging Markets Small Mid Cap Equity Fund
Common stocks:
Thailand	$—	$1,623,241	$—	$1,623,241
Other*	22,008,109	—	—	22,008,109
Total common stocks	$22,008,109	$1,623,241	$—	$23,631,350
Preferred stocks*	237,725	—	—	237,725
Equity-Linked Securities*	—	779,951	—	779,951
Total Investments	$22,245,834	$2,403,192	$—	$24,649,026

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
JOHCM Global Equity Fund
Common stocks*	$471,097,879	$—	$—	$471,097,879
Total Investments	$471,097,879	$—	$—	$471,097,879
JOHCM Global Income Builder Fund
Common stocks*	$15,961,384	$—	$—	$15,961,384
Foreign Issuer Bonds*	—	4,076,967	—	4,076,967
Corporate Bonds*	—	9,704,474	—	9,704,474
U.S. Treasury Obligations*	—	1,543,472	—	1,543,472
Exchange Traded Funds*	623,450	—	—	623,450
Preferred stocks*	152,700	—	—	152,700
Short-Term Investments	119,572	—	—	119,572
Total Investments	$16,857,106	$15,324,913	$—	$32,182,019
Other Financial Instruments
Unrealized appreciation on forward currency exchange contracts	—	27,525	—	27,525
Total Other Financial Instruments	$—	$27,525	$—	$27,525
JOHCM International Opportunities Fund
Common stocks*	$1,809,940	$—	$—	$1,809,940
Preferred stocks*	64,696	—	—	64,696
Total Investments	$1,874,636	$—	$—	$1,874,636
JOHCM International Select Fund
Common stocks*	$6,830,136,047	$—	$—	$6,830,136,047
Total Investments	$6,830,136,047	$—	$—	$6,830,136,047
JOHCM International Small Cap Equity Fund
Common stocks:
Thailand	$—	$7,032,412	$—	$7,032,412
Other*	257,232,953	—	—	257,232,953
Total common stocks	$257,232,953	$7,032,412	$—	$264,265,365
Total Investments	$257,232,953	$7,032,412	$—	$264,265,365
JOHCM US Small Mid Cap Equity Fund
Common stocks*	$7,711,006	$—	$—	$7,711,006
Total Investments	$7,711,006	$—	$—	$7,711,006

*	See additional categories in the Schedule of Investments

As of September 30, 2018 there were no Level 3 securities held by the Funds. There were no transfers to or from Level 3 during the year ended September 30, 2018.

EQUITY-LINKED SECURITIES

The Funds may invest in equity-linked securities, also known as participation notes. The Funds may use these instruments as an alternate means to gain exposure to what is generally an emerging securities market, such as countries in which it does not have local accounts. These instruments represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such equity securities. These instruments are generally issued by the associates of foreign-based foreign

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

brokerages and domestic institutional brokerages. Accordingly, the equity-linked securities also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

At September 30, 2018, the Funds held equity-linked securities issued by counterparties as follows:

Fund	Counterparty	Fair value	% of Net Assets
JOHCM Asia Ex-Japan Equity Fund	CLSA Global Markets Pte Ltd.	$3,743,600	1.7%
JOHCM Emerging Markets Small Mid Cap Equity Fund	CLSA Global Markets Pte Ltd.	779,951	3.1%

CURRENCY TRANSACTIONS

The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in Net realized and unrealized gains (losses) from investment activities on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in Net realized gains (losses) from foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in Change in unrealized appreciation (depreciation) on foreign currency on the Statements of Operations.

The Funds may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Certain Funds are authorized to enter into forward foreign currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to change in foreign currency exchange rates. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign exchange contracts in the Statement of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The Funds bear the market risk from changes in forward foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets & Liabilities as of September 30, 2018:

		Assets		Liabilities
Fund	Contract Type	Statement of Assets Location	Value	Statement of Liabilities Location	Value
JOHCM Global Income Builder Fund	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$27,525	Unrealized depreciation on forward foreign currency exchange contracts	$—

As of September 30, 2018, gross amounts of assets and liabilities for forward foreign exchange contracts not offset in the Statements of Assets and Liabilities are as follows:

			Gross Amounts Not Offset in the Statements of Assets & Liabilities
Fund	Counterparty	Gross Amounts of Assets Presented in Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
JOHCM Global Income Builder Fund	GoldmanSachs	$27,525	$—	$—	$27,525

The following table, set forth by primary risk exposure, displays the Fund’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the period ended September 30, 2018:

Fund	Contract Type	Statement of Operations Location	Amount of Realized Gain (Loss) on Derivative Contracts
JOHCM Global Income Builder Fund	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	$ (9,106)

Fund	Contract Type	Statement of Operations Location	Change in Unrealized Appreciation (Depreciation) on Derivative Contracts
JOHCM Global Income Builder Fund	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$ 27,525

Volume of derivative activity for the fiscal year ended September 30, 2018*:

	Foreign Exchange Contracts
Fund	Number of Trades	Average Notional Amount
JOHCM Global Income Builder Fund	4	$1,012,472

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for foreign currency exchange.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis. Expenses incurred which do not specifically relate to an individual JOHCM Fund are allocated among all Funds in the JOHCM Funds in proportion to each Fund’s relative net assets or other reasonable basis. Certain expenses that arise in connection with a class of shares are charged to that class of shares.

The investment income, expenses (other than class-specific expenses charged to a class), and realized/unrealized gains/losses on investments are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized/unrealized gains/losses are incurred.

DIVIDENDS AND DISTRIBUTIONS

Distributions of dividends from net investment income, if any, are declared and paid as follows:

Declaration and Payment Frequency
JOHCM Asia Ex-Japan Equity Fund	Annually
JOHCM Emerging Markets Opportunities Fund	Annually
JOHCM Emerging Markets Small Mid Cap Equity Fund	Annually
JOHCM Global Equity Fund	Annually
JOHCM Global Income Builder Fund	Daily/Monthly
JOHCM International Opportunities Fund	Annually
JOHCM International Select Fund	Annually
JOHCM International Small Cap Equity Fund	Annually
JOHCM US Small Mid Cap Equity Fund	Annually

The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”).These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

The Funds analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions that remain subject to examination. The Funds’ Federal tax returns filed for the fiscal years ended September 30, 2015 through September 30, 2017, as applicable, remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown or uncertain tax positions taken by the Funds will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

NEW ACCOUNTING PRONOUNCEMENTS

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework --Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.

CAPITAL GAIN TAXES

Investments in certain foreign securities may subject the Funds to capital gain taxes on the disposal of those securities. Any capital gains assessed will reduce the proceeds received on the sale and be reflected in net realized gain/loss on the transaction. The Funds estimate and accrue foreign capital gain taxes on certain investments held which impact the amount of unrealized appreciation/depreciation on such investments. The JOHCM Emerging Markets Opportunities Fund and the JOHCM Emerging Markets Small Mid Cap Equity Fund paid $44,764 and $10,567, respectively, in capital gain taxes during the year.

OTHER RISKS

Securities markets outside the United States (“U.S.”), while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. Other risks associated with investing in foreign securities include, among other things, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S., and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.

Certain Funds may invest in emerging market securities. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the U.S. Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the trading and custody of such securities.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2018

B. Fees and Transactions with Affiliates and Other Parties

The Funds have entered into an Investment Advisory Agreement (the “Agreement”) with JO Hambro Capital Management Limited (the “Adviser” or “JOHCM”) to provide investment management services to the Funds. Total fees incurred pursuant to the Agreement are reflected as “Investment advisory” fees on the Statement of Operations. Under the terms of the Agreement, the Adviser receives an annual fee, computed daily and payable monthly, at the annual rates set forth in the following table (expressed as a percentage of each Fund’s respective average daily net assets). The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividends, litigation and indemnification expenses) exceed the rates in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

Fund	Class	Advisory Fee	Expense Limitation
JOHCM Asia Ex-Japan Equity Fund	Class I	1.09%	0.90	%(1)
JOHCM Asia Ex-Japan Equity Fund	Class II	1.09%	1.05	%(1)
JOHCM Asia Ex-Japan Equity Fund	Institutional	1.09%	0.80	%(1)
JOHCM Emerging Markets Opportunities Fund	Class I	1.05%	1.39%
JOHCM Emerging Markets Opportunities Fund	Class II	1.05%	1.54%
JOHCM Emerging Markets Opportunities Fund	Institutional	1.05%	1.29%
JOHCM Emerging Markets Small Mid Cap Equity Fund	Class I	1.30%	1.64%
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional	1.30%	1.54%
JOHCM Global Equity Fund	Class I	0.95%	1.18%
JOHCM Global Equity Fund	Institutional	0.95%	1.08%
JOHCM Global Income Builder Fund	Class I	0.67%	0.98	%(2)
JOHCM Global Income Builder Fund	Institutional	0.67%	0.88	%(2)
JOHCM International Opportunities Fund	Institutional	0.75%	0.89%
JOHCM International Select Fund	Class I	0.89%	1.05%
JOHCM International Select Fund	Class II	0.89%	1.30%
JOHCM International Small Cap Equity Fund	Class I	1.05%	1.34%
JOHCM International Small Cap Equity Fund	Class II	1.05%	1.49%
JOHCM International Small Cap Equity Fund	Institutional	1.05%	1.24%
JOHCM US Small Mid Cap Equity Fund	Class I	0.85%	1.09%
JOHCM US Small Mid Cap Equity Fund	Institutional	0.85%	0.99%

(1)	Prior to August 1, 2018 the expense limits were 1.29%, 1.39%, and 1.54% for the Institutional, Class I, and Class II shares, respectively.
(2)	Prior to April 2, 2018 the expense limits were 0.89% and 0.99% for Institutional and Class I shares, respectively.

The expense limitation agreement is effective until January 28, 2019 for all of the JOHCM Funds except the JOHCM Asia Ex-Japan Equity Fund, which is effective until January 28, 2020, at which time it will be subject to automatic renewal upon the effective date of the annual update to the Funds’ registration statement. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three fiscal years from the year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (exclusive of brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, interest, taxes, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Agreement.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

JOHCM Equity Inc. (the “Sub-Adviser”) serves as the investment sub-adviser to the JOHCM Global Income Builder Fund, the JOHCM International Small Cap Equity Fund and the JOHCM US Small Cap Equity Fund. For its services, the Sub-Adviser is paid a fee of 0.67%, 1.05% and 0.85%, based on average daily net assets of the JOHCM Global Income Builder Fund, the JOHCM International Small Cap Equity Fund and the JOHCM US Small Cap Equity Fund, respectively, by the Adviser.

For the year ended September 30, 2018, the JOHCM Funds incurred advisory fees payable to JOHCM, expense waivers/reimbursements from JOHCM, and paid expense recoupments to JOHCM as follows:

Fund	Advisory Fee to JOHCM	Expenses Reduced by JOHCM	Advisory Fees Recouped by JOHCM
JOHCM Asia Ex-Japan Equity Fund	$3,395,238	$211,152	$—
JOHCM Emerging Markets Opportunities Fund	4,491,313	—	71,146
JOHCM Emerging Markets Small Mid Cap Equity Fund	264,994	186,928	—
JOHCM Global Equity Fund	5,189,576	—	28,104
JOHCM Global Income Builder Fund	168,209	53,449	—
JOHCM International Opportunities Fund	16,880	43,552	—
JOHCM International Select Fund	66,309,063	—	—
JOHCM International Small Cap Equity Fund	2,716,846	—	49,921
JOHCM US Small Mid Cap Equity Fund	61,398	49,112	—

The balances of recoverable expenses to JOHCM by the Funds at September 30, 2018 were as follows:

For the:	Expiring	JOHCM Asia Ex-Japan Equity Fund	JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund	JOHCM Global Equity Fund	JOHCM Global Income Builder Fund	JOHCM International Opportunities Fund	JOHCM International Select Fund	JOHCM International Small Cap Equity Fund	JOHCM US Small Mid Cap Equity Fund
Year ended September 30, 2016	September 30, 2019	$55,129	$138	$160,453	$72,465	$—	$783	$—	$35,262	$19,823
Year ended September 30, 2017	September 30, 2020	41,298	—	181,199	—	—	56,038	—	25,988	20,930
Year ended September 30, 2018	September 30, 2021	211,152	—	186,928	—	53,449	43,552	—	—	49,112
Balances of Recoverable Expenses to the Adviser		$307,579	$138	$528,580	$72,465	$53,449	$100,373	$—	$61,250	$89,865

Foreside Financial Services, LLC (the “Distributor”), formerly BHIL Distributors, LLC provides distribution services to the Funds pursuant to a distribution agreement with the Trust, on behalf of the Funds. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Funds on a continuous basis. Currently, the Adviser, at its own expense, pays the Distributor an annual fee of $285,000, 0.006% of average daily net assets of the Funds, and reimbursement for certain expenses and out-of-pocket costs incurred on behalf of the Funds.

The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Funds pursuant to written agreements with the Trust on behalf of the Funds. The Funds have agreed to pay Northern Trust a tiered basis-point fee based on the JOHCM Funds’ complex level net assets and certain per account and transaction charges. Through April 1, 2018, the total fee was subject to a minimum annual fee of $135,000 per Fund relating to these services, and reimbursement for certain expenses incurred on behalf of the Funds. Effective April 2, 2018, the total fee is subject to a minimum annual fee of $160,000 per Fund, as well as other charges for additional service activities. Fees paid to Northern Trust for their services are reflected as “Accounting and Administration” fees on the Statements of Operations. Northern Trust has agreed to voluntarily waive its minimum fees and certain other expenses. The waiver agreement may be terminated at any time and the

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS

September 30, 2018

waivers are not subject to recoupment. Amounts waived by Northern Trust are included in “Expenses reduced by Service Providers” on the Statement of Operations.

For the year ended September 30, 2018, Northern Trust voluntarily waived expenses as follows:

Fund	Expenses Waived by Northern Trust
JOHCM Asia Ex-Japan Equity Fund	$5,527
JOHCM Emerging Markets Opportunities Fund	8,614
JOHCM Emerging Markets Small Mid Cap Equity Fund	5,355
JOHCM Global Equity Fund	9,905
JOHCM Global Income Builder Fund	92,466
JOHCM International Opportunities Fund	121,546
JOHCM International Select Fund	119,547
JOHCM International Small Cap Equity Fund	7,235
JOHCM US Small Mid Cap Equity Fund	133,026

Foreside Fund Officer Services, LLC (“Foreside”), formerly Foreside Management Services, LLC, provides compliance and financial control Services for the Funds pursuant to a written agreement with the Trust on behalf of the Funds, including providing certain officers to the Funds.The Funds have agreed to pay Foreside an annual base fee, a fee based on the JOHCM Funds’complex level net assets, subject to an overall minimum annual fee of $200,000 for these services, and reimburse for certain expenses incurred on behalf of the Funds. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statements of Operations.

Carne Global Financial Services (US) LLC (“Carne”) provides Risk Management and Oversight Services for the JOHCM Funds pursuant to a written agreement with the Trust, on behalf of the JOHCM Funds, including providing the Risk Officer to the JOHCM Funds to administer the Fund risk program and oversee the analysis of investment performance and performance of service providers. The JOHCM Funds have agreed to pay Carne an annual fee of $40,000 for the first fund and an additional $5,000 per fund thereafter for these services, and reimburse for certain expenses incurred on behalf of the JOHCM Funds. Total fees paid to Carne pursuant to this agreement are reflected as “Risk Officer” fees on the Statements of Operations.

Certain officers and Trustees of the Trust are affiliated with Foreside, Northern Trust, Carne or the Distributor and receive no compensation directly from the Funds for serving in their respective roles. Through March 31, 2018, the Trust paid each Independent Trustee compensation for their services based on an annual retainer of $80,000 and reimbursement for certain expenses. Effective April 1, 2018, the Trust pays an annual retainer of $120,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2018, the aggregate Trustee compensation paid by the Trust was $300,000. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Funds are reflected as “Trustees” expenses on the Statements of Operations.

C.   Rule 12b-1 Plan

The JOHCM Funds adopted an amended plan under Rule 12b-1 that is applicable to Class I, Class II and Class III Shares of all JOHCM Funds, except Class I Shares of the JOHCM International Select Fund, to pay for certain distribution and promotion activities related to marketing of their shares. Each Fund will pay the Distributor a fee for the principal underwriter’s services in connection with the sales and promotion of the Funds, including its expenses in connection therewith at annual rates of 0.10%, 0.25%, and 0.50% of the average daily net assets of the outstanding Class I Shares, Class II Shares and Class III Shares, respectively. Total fees paid pursuant to these agreements are reflected as “12b-1 Fees” on the Statements of Operations.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

D.   Credit Agreement

The Trust, on behalf of the JOHCM Funds, and Northern Trust, entered into a $100 million revolving Credit Agreement for liquidity and other purposes effective as of December 22, 2017. The Credit Agreement is scheduled to mature on December 21, 2018. The Credit Agreement may be extended subject to appropriate approvals.

Any advance under the Credit Agreement will accrue interest at a rate that is equal to the greater of (i) the Funds’ option of the daily London Interbank Offered Rate plus 1.50% or the Federal funds (effective) interest rate plus 1.50% and (ii) 2.00%. In addition, there is a usage fee on the undrawn portion of the $100 million maximum commitment amount in an amount equal to the product of the difference between the maximum commitment amount and the sum of the average daily balance of the loans multiplied by 0.30% per annum.

During the period ended September 30, 2018, the following Fund had borrowings with the average loan and weighted interest rates and disclosed below:

Fund	Dollar Amount	Rate
JOHCM Asia Ex-Japan Equity Fund	$1,287,000	3.19%

No other Funds had any borrowings under the Credit Agreement or incurred any interest expense during the year ended September 30, 2018. The Asia Ex-Japan Fund incurred interest expense of $3,420 related to borrowings under the Credit Agreement during the year ended September 30, 2018.

E.     Investment Transactions

For the year ended September 30, 2018, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

Fund	Cost of Purchases	Proceeds from sales
JOHCM Asia-Ex Japan Equity Fund	$152,321,129	$236,795,660
JOHCM Emerging Markets Opportunities Fund	284,064,653	131,329,399
JOHCM Emerging Markets Small Mid Cap Equity Fund	44,595,415	24,871,697
JOHCM Global Equity Fund	121,318,172	177,474,466
JOHCM Global Income Builder Fund	44,410,870	11,414,810
JOHCM International Opportunities Fund	1,088,358	1,046,779
JOHCM International Select Fund	2,202,944,071	1,667,227,737
JOHCM International Small Cap Equity Fund	77,960,546	44,956,825
JOHCM US Small Mid Cap Equity Fund	4,689,718	4,760,420

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

F.    Federal Income Tax

As of September 30, 2018, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
JOHCM Asia Ex-Japan Equity Fund	$227,623,527	$13,168,404	$(29,169,762)	$(16,001,358)
JOHCM Emerging Markets Opportunities Fund	461,908,051	39,135,174	(29,198,447)	9,936,727
JOHCM Emerging Markets Small Mid Cap Equity Fund	25,749,990	1,574,247	(2,675,211)	(1,100,964)
JOHCM Global Equity Fund	355,588,628	121,144,505	(5,635,254)	115,509,251
JOHCM Global Income Builder Fund	32,972,699	654,218	(1,417,373)	(763,155)
JOHCM International Opportunities Fund	1,758,225	194,553	(78,142)	116,411
JOHCM International Select Fund	5,437,488,660	1,497,333,222	(104,685,835)	1,392,647,387
JOHCM International Small Cap Equity Fund	235,429,942	43,068,686	(14,233,263)	28,835,423
JOHCM US Small Mid Cap Equity Fund	6,535,908	1,402,932	(227,834)	1,175,098

The tax character of distributions paid by the Funds during the latest tax years ended September 30, 2018 and September 30, 2017 were as follows:

	Distributions From
Fund	Ordinary Income* 2018	Long-Term Capital Gains 2018	Ordinary Income* 2017	Long-Term Capital Gains 2017
JOHCM Asia Ex-Japan Equity Fund	$1,598,417	$4,087,220	$1,939,833	$—
JOHCM Emerging Markets Opportunities Fund	6,308,321	7,593,576	1,141,096	—
JOHCM Emerging Markets Small Mid Cap Equity Fund	428,898	492,891	118,966	—
JOHCM Global Equity Fund	2,432,197	—	1,081,492	—
JOHCM Global Income Builder Fund	903,747	—	—	—
JOHCM International Opportunities	129,930	3,226	16,800	—
JOHCM International Select Fund	79,801,129	—	29,236,474	—
JOHCM International Small Cap Equity Fund	1,788,174	1,845,642	1,549,475	—
JOHCM US Small Mid Cap Equity Fund	74,217	299,057	18,243	101,632

*   Ordinary income includes short-term capital gains, if any.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

As of the latest tax year ended September 30, 2018, the components of accumulated earnings on a tax basis were as follows:

	JOHCM Asia Ex-Japan Equity Fund	JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund	JOHCM Global Equity Fund	JOHCM Global Income Builder Fund	JOHCM International Opportunities Fund	JOHCM International Select Fund	JOHCM International Small Cap Equity Fund	JOHCM US Small Mid Cap Equity Fund
Undistributed Ordinary Income	$2,195,765	$7,125,668	$118,341	$5,049,811	$89,544	$36,002	$108,828,386	$5,456,105	$241,093
Undistributed Long- Term Capital Gains	41,202,971	13,290,197	—	11,033,903	—	3,220	—	6,944,762	827,169
Accumulated Capital and Other Losses	—	—	(234,899)	—	(140,115)	—	(103,088,912)	—	—
Unrealized Appreciation (Depreciation)	(16,002,400)	9,948,710	(1,098,526)	115,502,259	(793,580)	116,376	1,391,748,774	28,829,672	1,175,100
Total Accumulated Earnings (Deficit)	$27,396,336	$30,364,575	$(1,215,084)	$131,585,973	$(844,151)	$155,598	$1,397,488,248	$41,230,539	$2,243,362

During the year ended September 30, 2018 the following funds utilized capital loss carryforward to offset capital gains:

Fund	Amount
JOHCM International Select	$42,157,024
JOHCM Global Equity Fund	21,692,489

For the period subsequent to October 31, 2017, through the fiscal year ended September 30, 2018, the following Funds incurred net capital losses and/or Section 988 net currency losses which each Fund intends to treat as having been incurred in the following fiscal year:

Fund	Amount
JOHCM Emerging Markets Small Mid Cap Equity Fund	$234,899

As of the tax year ended September 30, 2018, capital losses incurred by the Funds are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010 are as follows:

Fund	Short-Term Capital Loss Carry-Forward	Long-Term Capital Loss Carry-Forward
JOHCM Global Income Builder Fund	$(140,115)	$—
JOHCM International Select Fund	(103,088,912)	—

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, the Funds made reclassifications among certain capital accounts. These reclassifications have no effect on net assets or net asset value per share. As of September 30, 2018, the following reclassifications were made to the Funds’ Statements of Assets and Liabilities:

Portfolio	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (loss) from Investment Transactions	Paid-in Capital
JOHCM Asia Ex-Japan Equity Fund	$(233,045)	$233,045	$—
JOHCM Emerging Markets Opportunities Fund	(237,500)	237,500	—
JOHCM Emerging Markets Small Mid Cap Equity Fund	(8,335)	8,335	—
JOHCM Global Equity Fund	274,301	(274,301)	—
JOHCM Global Income Builder Fund	56,756	276	(57,032)
JOHCM International Opportunities Fund	10,462	(10,379)	(83)
JOHCM International Select Fund	(3,344,256)	3,344,246	10
JOHCM International Small Cap Equity Fund	(20,881)	20,881	—
JOHCM US Small Mid Cap Equity Fund	4,567	(4,567)	—

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2018

G.	Capital Share Transactions

Transactions in dollars for common stock for the year ended September 30, 2018, were as follows:

				Payments	Net Increase
		Proceeds from	Reinvestment	for Shares	(Decrease) in
Fund	Class	Shares Sold	of Dividends	Redeemed	Net Assets
JOHCM Asia Ex-Japan Equity Fund	Class I	$5,444,749	$420,239	$(4,389,606)	$1,475,382
JOHCM Asia Ex-Japan Equity Fund	Class II	9,968	11,467	(419,042)	(397,607)
JOHCM Asia Ex-Japan Equity Fund	Institutional	30,630,109	3,750,850	(114,055,457)	(79,674,498)
JOHCM Emerging Markets Opportunities Fund	Class I	51,821,372	2,101,128	(20,693,515)	33,228,985
JOHCM Emerging Markets Opportunities Fund	Class II	5,355,999	201,989	(2,762,492)	2,795,496
JOHCM Emerging Markets Opportunities Fund	Institutional	180,746,553	10,756,400	(52,964,492)	138,538,461
JOHCM Emerging Markets Small Mid Cap Equity Fund	Class I	896,729	26,387	(207,343)	715,773
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional	19,061,983	832,771	—	19,894,754
JOHCM Global Equity Fund	Class I	45,126,238	930,026	(99,521,089)	(53,464,825)
JOHCM Global Equity Fund	Institutional	88,242,985	1,048,277	(74,088,081)	15,203,181
JOHCM Global Income Builder Fund	Class I	5,547,355	130,817	(5,382)	5,672,790
JOHCM Global Income Builder Fund	Institutional	29,215,400	634,042	(898,962)	28,950,480
JOHCM International Opportunities Fund	Institutional	—	113,667	—	113,667
JOHCM International Select Fund	Class I	2,001,014,009	55,143,461	(1,020,155,918)	1,036,001,552
JOHCM International Select Fund	Class II	287,188,809	3,202,165	(166,637,576)	123,753,398
JOHCM International Small Cap Equity Fund	Class I	8,694,041	902,611	(28,191,547)	(18,594,895)
JOHCM International Small Cap Equity Fund	Class II	813,845	15,792	(615,502)	214,135
JOHCM International Small Cap Equity Fund	Institutional	71,736,080	2,233,849	(21,194,950)	52,774,979
JOHCM US Small Mid Cap Equity Fund	Class I	10	720	(7,761)	(7,031)
JOHCM US Small Mid Cap Equity Fund	Institutional	—	361,421	—	361,421

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2018

Transactions in shares of common stock for the year ended September 30, 2018, were as follows:

			Shares From		Net Increase
		Shares	Reinvested	Shares	(Decrease)
Fund	Class	Sold	Dividends	Redeemed	in Shares
JOHCM Asia Ex-Japan Equity Fund	Class I	440,483	33,619	(360,118)	113,984
JOHCM Asia Ex-Japan Equity Fund	Class II	787	921	(31,360)	(29,652)
JOHCM Asia Ex-Japan Equity Fund	Institutional	2,471,367	300,308	(9,537,660)	(6,765,985)
JOHCM Emerging Markets Opportunities Fund	Class I	4,287,804	174,512	(1,701,043)	2,761,273
JOHCM Emerging Markets Opportunities Fund	Class II	445,689	16,776	(230,994)	231,471
JOHCM Emerging Markets Opportunities Fund	Institutional	15,091,635	891,907	(4,454,535)	11,529,007
JOHCM Emerging Markets Small Mid Cap Equity Fund	Class I	66,015	2,008	(15,310)	52,713
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional	1,438,830	63,328	—	1,502,158
JOHCM Global Equity Fund	Class I	2,796,340	58,974	(5,950,160)	(3,094,846)
JOHCM Global Equity Fund	Institutional	5,244,458	66,389	(4,327,017)	983,830
JOHCM Global Income Builder Fund	Class I	555,075	13,309	(549)	567,835
JOHCM Global Income Builder Fund	Institutional	2,931,264	64,520	(92,296)	2,903,488
JOHCM International Opportunities Fund	Institutional	—	10,877	—	10,877
JOHCM International Select Fund	Class I	85,832,822	2,469,478	(43,677,562)	44,624,738
JOHCM International Select Fund	Class II	12,179,205	143,081	(7,283,420)	5,038,866
JOHCM International Small Cap Fund	Class I	661,962	70,133	(2,072,309)	(1,340,214)
JOHCM International Small Cap Fund	Class II	61,895	1,219	(46,425)	16,689
JOHCM International Small Cap Equity Fund	Institutional	5,412,847	173,705	(1,581,233)	4,005,319
JOHCM US Small Mid Cap Equity Fund	Class I	1	58	(624)	(565)
JOHCM US Small Mid Cap Equity Fund	Institutional	—	28,983	—	28,983

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2018

Transactions in dollars for common stock for the year ended September 30, 2017, were as follows:

				Payments for	Net Increase
		Proceeds from	Reinvestment	Shares	(Decrease) in
Fund	Class	Shares Sold	of Dividends	Redeemed	Net Assets
JOHCM Asia Ex-Japan Equity Fund	Class I	$4,859,896	$122,314	$(8,184,697)	$(3,202,487)
JOHCM Asia Ex-Japan Equity Fund	Class II	413,502	2,384	(421,536)	(5,650)
JOHCM Asia Ex-Japan Equity Fund	Institutional	140,164,005	866,477	(152,579,932)	(11,549,450)
JOHCM Emerging Markets Opportunities Fund	Class I	40,513,097	189,803	(9,136,014)	31,566,886
JOHCM Emerging Markets Opportunities Fund	Class II	4,895,015	15,572	(1,857,699)	3,052,888
JOHCM Emerging Markets Opportunities Fund	Institutional	147,960,223	859,151	(26,383,634)	122,435,740
JOHCM Emerging Markets Small Mid Cap Equity Fund	Class I	220,304	1,636	(239,672)	(17,732)
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional	—	99,482	—	99,482
JOHCM Global Equity Fund	Class I	83,710,191	338,378	(64,243,708)	19,804,861
JOHCM Global Equity Fund	Institutional	18,500,715	537,492	(5,897,213)	13,140,994
JOHCM International Opportunities Fund	Institutional	—	14,280	—	14,280
JOHCM International Select Fund	Class I	2,316,145,497	18,772,569	(789,427,655)	1,545,490,411
JOHCM International Select Fund	Class II	164,798,966	1,466,871	(104,402,902)	61,862,935
JOHCM International Small Cap Equity Fund	Class I	12,356,741	520,149	(3,795,494)	9,081,396
JOHCM International Small Cap Equity Fund	Class II	1,088,949	5,156	(408,493)	685,612
JOHCM International Small Cap Equity Fund	Institutional	73,735,399	690,376	(9,348,028)	65,077,747
JOHCM US Small Mid Cap Equity Fund	Class I	7,010	374	—	7,384
JOHCM US Small Mid Cap Equity Fund	Institutional	—	116,768	—	116,768

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2018

Transactions in shares for common stock for the year ended September 30, 2017, were as follows:

			Shares From		Net Increase
		Shares	Reinvested	Shares	(Decrease)
Fund	Class	Sold	Dividends	Redeemed	in Shares
JOHCM Asia Ex-Japan Equity Fund	Class I	451,951	12,610	(761,689)	(297,128)
JOHCM Asia Ex-Japan Equity Fund	Class II	40,163	246	(39,673)	736
JOHCM Asia Ex-Japan Equity Fund	Institutional	12,641,694	89,328	(13,869,712)	(1,138,690)
JOHCM Emerging Markets Opportunities Fund	Class I	3,926,526	20,744	(889,417)	3,057,853
JOHCM Emerging Markets Opportunities Fund	Class II	453,299	1,702	(175,530)	279,471
JOHCM Emerging Markets Opportunities Fund	Institutional	13,799,432	93,794	(2,368,270)	11,524,956
JOHCM Emerging Markets Small Mid Cap Equity Fund	Class I	18,619	156	(20,652)	(1,877)
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional	—	9,529	—	9,529
JOHCM Global Equity Fund	Class I	6,385,956	26,211	(4,629,582)	1,782,585
JOHCM Global Equity Fund	Institutional	1,351,257	41,569	(424,623)	968,203
JOHCM International Opportunities Fund	Institutional	—	1,514	—	1,514
JOHCM International Select Fund	Class I	115,376,221	1,021,915	(39,768,556)	76,629,580
JOHCM International Select Fund	Class II	8,399,927	79,634	(5,128,797)	3,350,764
JOHCM International Small Cap Equity Fund	Class I	1,089,566	50,995	(337,673)	802,888
JOHCM International Small Cap Equity Fund	Class II	92,857	502	(37,578)	55,781
JOHCM International Small Cap Equity Fund	Institutional	6,514,805	67,817	(831,512)	5,751,110
JOHCM US Small Mid Cap Equity Fund	Class I	612	33	—	645
JOHCM US Small Mid Cap Equity Fund	Institutional	—	10,324	—	10,324

H.	Concentration of Ownership

A significant portion of a Fund’s shares may be held in a limited number of shareholder accounts, including in certain omnibus or institutional accounts which typically hold shares for the benefit of other underlying investors. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by a Fund, this could have a disruptive impact on the efficient implementation of a Fund’s investment strategy. In addition, as of September 30, 2018, the Adviser or Adviser affiliates held outstanding shares of the Funds as follows:

		%
Fund	Class	Ownership
JOHCM Emerging Markets Small Mid Cap Equity Fund	Class I	1.9
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional	99.8
JOHCM Global Income Builder Fund	Class I	90.2
JOHCM Global Income Builder Fund	Institutional	70.7
JOHCM International Opportunities Fund	Institutional	100.0
JOHCM US Small Mid Cap Equity Fund	Class I	99.8
JOHCM US Small Mid Cap Equity Fund	Institutional	100.0

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Advisers Investment Trust and Shareholders of JOHCM Asia Ex-Japan Equity Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM Global Equity Fund, JOHCM Global Income Builder Fund, JOHCM International Opportunities Fund, JOHCM International Select Fund, JOHCM International Small Cap Equity Fund, and JOHCM US Small Mid Cap Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of JOHCM Asia Ex-Japan Equity Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM Global Equity Fund, JOHCM Global Income Builder Fund, JOHCM International Opportunities Fund, JOHCM International Select Fund, JOHCM International Small Cap Equity Fund, and JOHCM US Small Mid Cap Equity Fund (nine of the funds constituting Advisers Investment Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018 (or for JOHCM Global Income Builder Fund, for the period November 29, 2017 (commencement of operations) through September 30, 2018), the statements of changes in net assets for each of the two years in the period ended September 30, 2018 (or for JOHCM Global Income Builder Fund, for the period November 29, 2017 (commencement of operations) through September 30, 2018), including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended (or for JOHCM Global Income Builder Fund, for the period November 29, 2017 (commencement of operations) through September 30, 2018), the changes in each of their net assets for each of the two years in the period ended September 30, 2018 (or for JOHCM Global Income Builder Fund, for the period November 29, 2017 (commencement of operations) through September 30, 2018) and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions. Chicago, IL November 26, 2018 We have served as the auditor of one or more investment companies in Advisers Investment Trust since 2011.

Chicago, IL

November 26, 2018

We have served as the auditor of one or more investment companies in Advisers Investment Trust since 2011.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606
T:(312) 298 2000, F:(312) 298 2001, www.pwc.com/us

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

A.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2018 and held for the entire period through September 30, 2018.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

Actual Expense Example

			Beginning	Ending	*Expenses
		Expense	Account Value	Account Value	Paid
Fund	Class	Ratio	4/1/2018	9/30/2018	4/1/18–9/30/18
JOHCM Asia Ex-Japan Equity Fund	Class I	1.24%	$1,000.00	$875.00	$5.85
JOHCM Asia Ex-Japan Equity Fund	Class II	1.40%	1,000.00	874.60	6.56
JOHCM Asia Ex-Japan Equity Fund	Institutional	1.16%	1,000.00	875.00	5.43
JOHCM Emerging Markets Opportunities Fund	Class I	1.38%	1,000.00	942.80	6.73
JOHCM Emerging Markets Opportunities Fund	Class II	1.53%	1,000.00	942.00	7.46
JOHCM Emerging Markets Opportunities Fund	Institutional	1.28%	1,000.00	943.80	6.25
JOHCM Emerging Markets Small Mid Cap Equity Fund	Class I	1.64%	1,000.00	847.60	7.59
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional	1.54%	1,000.00	848.50	7.12
JOHCM Global Equity Fund	Class I	1.17%	1,000.00	998.20	5.86
JOHCM Global Equity Fund	Institutional	1.07%	1,000.00	998.80	5.36
JOHCM Global Income Builder Fund	Class I	0.98%	1,000.00	1,004.70	4.92
JOHCM Global Income Builder Fund	Institutional	0.88%	1,000.00	1,005.20	4.42
JOHCM International Opportunities Fund	Institutional	0.89%	1,000.00	1,014.20	4.50
JOHCM International Select Fund	Class I	1.00%	1,000.00	1,014.60	5.06
JOHCM International Select Fund	Class II	1.25%	1,000.00	1,013.70	6.33
JOHCM International Small Cap Equity Fund	Class I	1.34%	1,000.00	988.60	6.70
JOHCM International Small Cap Equity Fund	Class II	1.49%	1,000.00	987.90	7.43
JOHCM International Small Cap Equity Fund	Institutional	1.24%	1,000.00	989.40	6.20
JOHCM US Small Mid Cap Equity Fund	Class I	1.09%	1,000.00	1,123.30	5.81
JOHCM US Small Mid Cap Equity Fund	Institutional	0.99%	1,000.00	1,123.80	5.27

*	Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the actual number of operational days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

Hypothetical Expense Example

			Beginning	Ending
		Expense	Account Value	Account Value	*Expenses Paid
Fund	Class	Ratio	4/1/2018	9/30/2018	4/1/18–9/30/18
JOHCM Asia Ex-Japan Equity Fund	Class I	1.24%	$1,000.00	$1,018.83	$6.30
JOHCM Asia Ex-Japan Equity Fund	Class II	1.40%	1,000.00	1,018.07	7.06
JOHCM Asia Ex-Japan Equity Fund	Institutional	1.16%	1,000.00	1,019.27	5.85
JOHCM Emerging Markets Opportunities Fund	Class I	1.38%	1,000.00	1,018.14	6.99
JOHCM Emerging Markets Opportunities Fund	Class II	1.53%	1,000.00	1,017.39	7.75
JOHCM Emerging Markets Opportunities Fund	Institutional	1.28%	1,000.00	1,018.64	6.49
JOHCM Emerging Markets Small Mid Cap Equity Fund	Class I	1.64%	1,000.00	1,016.85	8.29
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional	1.54%	1,000.00	1,017.36	7.78
JOHCM Global Equity Fund	Class I	1.17%	1,000.00	1,019.20	5.92
JOHCM Global Equity Fund	Institutional	1.07%	1,000.00	1,019.70	5.42
JOHCM Global Income Builder Fund	Class I	0.98%	1,000.00	1,020.16	4.96
JOHCM Global Income Builder Fund	Institutional	0.88%	1,000.00	1,020.66	4.46
JOHCM International Opportunities Fund	Institutional	0.89%	1,000.00	1,020.60	4.51
JOHCM International Select Fund	Class I	1.00%	1,000.00	1,020.04	5.08
JOHCM International Select Fund	Class II	1.25%	1,000.00	1,018.78	6.35
JOHCM International Small Cap Equity Fund	Class I	1.34%	1,000.00	1,018.33	6.80
JOHCM International Small Cap Equity Fund	Class II	1.49%	1,000.00	1,017.59	7.54
JOHCM International Small Cap Equity Fund	Institutional	1.24%	1,000.00	1,018.83	6.29
JOHCM US Small Mid Cap Equity Fund	Class I	1.09%	1,000.00	1,019.59	5.53
JOHCM US Small Mid Cap Equity Fund	Institutional	0.99%	1,000.00	1,020.10	5.02

*	Hypothetical expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

B.	Qualified Dividend Income (QDI)

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2018 are designated as Qualified Dividend Income (“QDI”), as defined in the Act, subject to reduced tax rates in 2018:

Fund	QDI Percentage
JOHCM Asia Ex-Japan Equity Fund	100.00%
JOHCM Emerging Markets Opportunities Fund	22.02%
JOHCM Emerging Markets Small Mid Cap Equity Fund	3.15%
JOHCM Global Equity Fund	100.00%
JOHCM Global Income Builder Fund	46.62%
JOHCM International Opportunities Fund	21.63%
JOHCM International Select Fund	100.00%
JOHCM International Small Cap Equity Fund	100.00%
JOHCM US Small Mid Cap Equity Fund	1.13%

C.	Corporate Dividends Received Deduction (DRD)

A percentage of the dividends distributed during the fiscal year for the Fund qualifies for the Dividends-Received Deduction (“DRD”) for corporate shareholders:

Fund	Corporate DRD Percentage
JOHCM Global Equity Fund	82.35%
JOHCM Global Income Builder Fund	8.27%
JOHCM International Opportunities Fund	0.07%
JOHCM US Small Mid Cap Equity Fund	1.03%

D. Foreign Tax Credit

The Funds below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	Foreign Tax Credit	Foreign Source Income
JOHCM Asia Ex-Japan Equity Fund	$0.0311	$0.1552
JOHCM Emerging Markets Opportunities Fund	$0.0245	$0.1514
JOHCM Emerging Markets Small Mid Cap Equity Fund	$0.0189	$0.0884
JOHCM Global Equity Fund	$0.0122	$0.0770
JOHCM International Opportunities Fund	$0.0190	$0.2161
JOHCM International Select Fund	$0.0388	$0.2890
JOHCM International Small Cap Equity Fund	$0.0310	$0.1705

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

E. Board Approval of Investment Advisory and Sub-Advisory Agreements

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Agreement between the Trust and Adviser with respect to the JOHCM Funds and the Amended and Restated Investment Sub-Advisory Agreement (the “Investment Sub-Advisory Agreement”) between the Adviser and Sub-Adviser with respect to the JOHCM US Small Mid Cap Equity Fund, the JOHCM Global Income Builder Fund, and the JOHCM International Small Cap Equity Fund (the “JOHCM Sub-Advised Funds”) be approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Agreement and Investment Sub-Advisory Agreement (collectively the “Agreements”) to determine whether the Agreements are fair to the Funds and their shareholders. The Board considered and approved the Agreements for the Funds at an in-person meeting held on September 19, 2018.

The Board requested, and the Adviser and Sub-Adviser, as applicable, provided, both written and oral reports containing information and data related to the following: (i) the nature, extent, and quality of the services provided by the Adviser and Sub-Adviser to the Funds; (ii) the investment performance of the Funds, the Adviser, and the Sub-Adviser; (iii) the costs of the services to be provided and the profits to be realized by the Adviser and Sub-Adviser from their respective relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; and (v) whether the fee levels reflects these economies of scale to the benefit of the Funds’ shareholders.

The Board examined the nature, extent, and quality of the advisory services provided by the Adviser and Sub-Adviser. The Board considered the terms of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, information and reports provided by the Adviser and Sub-Adviser on their business, personnel and operations, and advisory services provided to the Funds. The Board noted that the Sub-Adviser was a wholly owned subsidiary of the Adviser. The Board reviewed the Adviser’s and Sub-Adviser’s investment philosophy and portfolio construction processes, the Adviser’s and Sub-Adviser’s compliance program, pending material litigation (if any), insurance coverage, business continuity program, and information security practices. The Board noted that, as set forth in the reports provided by the Adviser and Sub-Adviser, there had been no material compliance issues or concerns raised or encountered since the last renewal of the Investment Advisory Agreement and Investment Sub-Advisory Agreement and that there had been no material compliance issues in the past 36 months with respect to the Funds or any other fund managed by the Adviser or Sub-Adviser. The Board then considered key risks associated with the Funds and ways in which those risks are mitigated. Taking into account the personnel involved in servicing the Fund as well as the materials provided by the Adviser and Sub-Adviser, the Board expressed satisfaction with the quality, extent, and nature of the services expected from the Adviser and Sub-Adviser.

The Board reviewed the investment performance for each of the Funds and examined the selected peer groups and benchmark for the Funds. The Board reviewed each Fund’s performance compared to its peer selection for one to ten year periods through June 30, 2018, as applicable. The Board also reviewed the performance of other funds advised by the Adviser or Sub-Adviser with similar investment mandates for one-month, three-month, one-year, three-year, five-year, and since inception periods through June 30, 2018. After considering the information presented to it, the Board expressed satisfaction with the performance of most of the Funds, the Adviser, and the Sub-Adviser. The Board noted the underperformance of the JOHCM Asia Ex-Japan Fund.

The Board reviewed the cost of services provided and the profits realized by the Adviser, including assertions related to compensation and profitability. The Board discussed the advisory fee paid by the Funds and the total operating expenses of each Fund. The Board noted that the Adviser received a management fee of ranging from 0.67% to 1.30% of average daily net assets of each JOHCM Fund. The Board then noted that the Sub-Adviser received a management fee ranging from 0.67% to 1.05% of average daily net assets of each JOHCM Sub-Advised Fund. The Board reviewed the investment advisory fees paid by the Funds in comparison to the investment advisory fees paid by the funds within the appropriate peer group, noting that the fees were competitive with the fees paid by its peers. The Board then reviewed the sub-advisory fees paid to the Sub-Adviser and determined them to be fair and commensurate with the services that the Sub-Adviser provided to the JOHCM Sub-Advised Funds. The Board then considered the expense caps in place for the Funds noting that the Adviser had contractually agreed to waive fees and or reimburse expenses to limit total annual fund operating expenses. After considering the comparative data provided by the Adviser and Sub-Adviser, the Board concluded that the advisory fees and expense ratios were reasonable.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

The Board considered the profitability of the Adviser’s relationship with the Funds and considered the information provided by the Adviser. Among other things, the Board considered the overall financial condition of the Adviser and representations made thereto and to the overall importance of the Funds’ relationship to the Adviser’s business strategy. The Board examined the Funds’ profit margins and the Adviser’s overall profitability. The Board again took into account that the Sub-Adviser was a wholly owned subsidiary of the Adviser. The Board concluded that, based on both the written and oral reports provided by the Adviser, the profit margin was reasonable.

In considering the economies of scale for the Funds, the Board considered the marketing and distribution plans for the Funds, the Funds’ capacity, and breakeven points. The Board noted than other than the investment advisory fees, the Adviser and Sub-Adviser derived no other fees or monetary benefits from the Funds.

In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling; and each Trustee assigned different weights to various factors considered.

F. Other Information

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund at 866-260-9549 (toll free) or 312-557-5913. Information about how the Funds voted proxies relating to portfolio securities for each 12 month period ending June 30 is available without charge, upon request, by calling the Trust at 866-260-9549 (toll free) or 312-557-5913 and on the U.S. Securities and Exchange Commission’s (The “SEC”) website at http://www.sec.gov.

The Funds file a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge on the SEC’s website at www.sec.gov, or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

G. Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/ July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present Chairperson, Diamond Hill Funds 2014 to present.	16	Diamond Hill Funds

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/ July 2011 to present	Retired; President, Vadar Capital LLC, 2008 to 2017.	16	—

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/ Julys 2011 to present	Retired; President and CEO of the Ohio Bankers League 1991 to 2013; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to 2014.	16	Boston Trust & Walden Funds and Coventry Funds Trust

[1]	The mailing address of each Trustee is 50 S LaSalle Street, Chicago, Illinois 60603.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
David M. Whitaker[2] Year of Birth: 1971	Trustee	Indefinite/ July 2017 to present	President, Foreside Financial Group, LLC, 2011 to present; Director, Portland Air Freight, 2011 to present; Director, National Investment Company Service Association (NICSA) 2018 to present	16	PAF Transportation

Daniel P. Houlihan[3] Year of Birth: 1966	Trustee	Indefinite/ March 2016 to present	Executive Vice President, The Northern Trust Company, 2008 to present; Chairman, National Investment Company Service Association (NICSA) 2017 to present; Vice Chairman, National Investment Company Service Association (NICSA) 2014 to 2017.	16	None

Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018; Vice President of Advisers Investment Trust, 2012 to 2017.	N/A	N/A

Scott Craven Jones Year of Birth: 1962	Risk Officer	Indefinite/ July 2014 to present	Director, Carne Global Financial Services, Inc., 2013 to present; Adviser, Wanzenburg Partners LLC, 2012 to 2013.	N/A	N/A

Rita Tholt Year of Birth: 1960	Chief Compliance Officer	Indefinite/ December 2016 to present	Director, Foreside Financial Group, LLC, 2016 to present; Chief Compliance Officer, Granite Shares Advisors LLC, 2017 to present; Chief Compliance Officer, Tributary Capital Management, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2015 to 2016; Chief Compliance Officer, Nationwide Investment Advisors, LLC, 2009 to 2015.	N/A	N/A

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2009 to 2016	N/A	N/A

Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/ July 2011 to present	Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2008 to 2016	N/A	N/A

Toni M. Bugni Year of Birth: 1973	Secretary	Indefinite/ March 2018 to present	Senior Vice President, Compliance Support Services, The Northern Trust Company, 2011 to present.	N/A	N/A

Deanna Y. Pellack Year of Birth: 1987	Assistant Secretary	Indefinite/ March 2018 to present	Second Vice President, Compliance Support Services, The Northern Trust Company, 2014 to present, Officer, Wealth Management, The Northern Trust Company, 2013 to 2014.	N/A	N/A

[1]	The mailing address of Messrs. Whitaker, Sheets, and Statczar and Ms. Tholt is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230. The mailing address of Messrs. Houlihan and Jones and Mses. Nelligan, Bugni, and Pellack is 50 S. LaSalle Street, Chicago, IL 60603.

[2]	Mr. Whitaker is the President of Foreside Financial Group, LLC and is therefore deemed to be an “interested person” of the Trust, as defined in the 1940 Act.

[3]	Mr. Houlihan is an Executive Vice President of the Northern Trust Company and is therefore deemed to be an “interested person” of the Trust, as defined in the 1940 Act.

The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 866-260-9549.

JOHCM Funds

(Series of the Advisers Investment Trust)

Notice of Privacy Policy & Practices

SAFEGUARDING PRIVACY

The Funds recognizes and respects the privacy concerns and expectations of our customers1. We are committed to maintaining the privacy and security of the personal confidential information we collect about you. We provide this notice so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We collect nonpublic personal information about our customers from the following sources:

●	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

●	Account History, including information about the transactions and balances in a customer’s account(s); and

●	Correspondences including written, telephonic or electronic between a customer and the Funds or service providers to the Funds.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

The Funds may disclose all non-public personal information we collect, as described above, to companies that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services, provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information. The Funds also may disclose non-public personal information as otherwise permitted by law.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We require service providers to the Funds:

● to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Funds; and

● to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Funds.

[1]	For purposes of this notice, the term “customer” or “customers” include individuals who provide nonpublic personal information to the Funds, but do not invest in Fund shares.

(This page has been intentionally left blank)

Investment Adviser

J O Hambro Capital Management Limited

Level 3

1 St Jame’s Market

London, SW1Y 4AH

Custodian

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700
Columbus, Ohio 43215-6101

Distributor

Foreside Financial Services, LLC

3 Canal Plaza, Suite 100
Portland, ME 04101

For Additional Information, call

866-260-9549 (toll free) or 312-557-5913

RIVER CANYON TOTAL RETURN

BOND FUND

ANNUAL REPORT

September 30, 2018

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

September 30, 2018

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND
SHAREHOLDER LETTER

September 30, 2018

Dear Shareholder:

We are pleased to present to shareholders the September 30, 2018 Annual Report for the River Canyon Total Return Bond Fund (the “Fund”), a series of the Advisers Investment Trust. This report contains the results of Fund operations for the year ended September 30, 2018.

We appreciate the trust and confidence you have placed in us by choosing the Fund and its Investment Adviser, River Canyon Fund Management LLC, and we look forward to continuing to serve your investing needs.

Sincerely,

Barbara J. Nelligan
President
Advisers Investment Trust

1

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND
PORTFOLIO COMMENTARY

September 30, 2018 (Unaudited)

River Canyon Total Return Bond Fund

Value of a hypothetical $100,000 investment in the Fund’s Institutional Shares from inception on December 30, 2014 to September 30, 2018

Average Annual Total Returns as of September 30, 2018

	One Year Return	3 Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
River Canyon Total Return Bond Fund – Institutional Shares	5.00%	5.32%	5.59%	2.30%	0.72%
Barclays U.S. Aggregate Bond Index	-1.22%	1.31%	1.37%	-	-

Allocation Breakdown as of 9/30/2018
Non-Agency MBS	43%
Agency MBS Fixed Rate	33%
Agency MBS ARM	19%
Agency CMO	4%
ABS	1%

Data as at September 30, 2018. The Fund’s performance reflects the reinvestment of dividends as well as the impact of any transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The inception date of the Fund is December 30, 2014.

* Expense ratios are per the most recent Fund Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2019.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less

2

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

PORTFOLIO COMMENTARY

September 30, 2018 (Unaudited)

than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 800-245-0371 or 312-557-0164.

The Fund’s benchmark for performance comparison purposes is the Barclays U.S. Aggregate Bond Index. The index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). The table reflects the theoretical reinvestment of dividends on securities in the index. The impact of any transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the index calculations. It is not possible to invest directly in an index.

Market Commentary (for fiscal year ending September 30, 2018)

The fiscal year started with positive momentum in risk assets. During the fourth quarter of 2017, Congress passed a sweeping tax reform bill which significantly reduced corporate tax rates and rates on repatriated overseas cash holdings. The passage of the tax bill reinforced the sentiment in risk markets, and except for a brief correction in February 2018, U.S. equity markets delivered strong returns, ending the fiscal year near all-time highs. Interest rates across the yield curve moved steadily higher throughout the fiscal year as the Federal Reserve continued its rate hiking campaign, raising the targeted Fed Funds rate from 1.25% to 2.25% with four 25 basis point hikes over the period. The 10-year U.S. Treasury bond yield increased from 2.33% to 3.05% during the fiscal year.

U.S. economic growth improved from 2.3% at the beginning of the fiscal year to an estimated growth rate of 3.5% at fiscal year-end. Inflation expectations moved steadily higher over the period. Breakeven inflation, the difference between nominal 10-year treasury yields and 10-year inflation linked bond yields, moved from 1.84 to 2.14 over the course of the fiscal year. Trade disputes and the implementation of tariffs dominated headlines during a large portion of the fiscal year, but corporate profit growth, low unemployment and record consumer confidence helped risk assets look through these headlines. Broadly speaking, the market consensus is that the tariffs and trade disputes are likely to create some negative headwinds to ongoing economic growth.

Fund Insights

The Fund was conservatively positioned throughout the fiscal year. It navigated the higher rate environment well and posted strong absolute and relative returns:

●	Interest income and security selection were the primary positive return drivers
●	Non-Agency Senior and Junior residential mortgage-backed securities (“RMBS”) were the top return contributors, benefiting from a healthy economic environment, a scarcity of new issuance, and steady U.S. housing prices
●	Agency mortgage-backed securities (“MBS”) experienced positive total returns and contributed to relative performance

Looking Forward

We continue to manage a portfolio with a focus on delivering yield premium across a variety of interest rate environments, while managing prepayment, duration, and credit risks. The portfolio remains cautiously positioned against a backdrop of rising interest rates, with 60% of the portfolio allocated to floating rate debt securities. The poor fiscal year performance of the largest structured credit mutual funds underscores the difficulty of generating positive returns in a rising rate environment and highlights the strong performance of RCTIX. Our investment process is unchanged, and we continue to believe that our security level credit analysis, asset size, and experience in the structured product markets allow us to be judicious in the portfolio management of the River Canyon Total Return Bond Fund.

3

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND

PORTFOLIO COMMENTARY

September 30, 2018 (Unaudited)

Any investment in the Fund involves significant risk, including the risk of loss of all or a portion of your investment. The results indicated herein include both realized and unrealized gains and losses, and actual results when realized may differ materially from those set forth herein. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Investment returns and principal value will fluctuate with market conditions. The value of an investment in the Fund, when redeemed, may be worth more or less than its original purchase cost. You should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing.

Certain information contained herein constitutes “forward-looking statements”, which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “target,” “project,” “estimate,” “intend,” “continue” or “believe” or the negatives thereof or other variations thereon or comparable terminology. Due to various risks and uncertainties, actual events or results or the actual performance of an individual investment, an asset class or the Fund may differ materially from those reflected or contemplated in such forward-looking statements. Past performance is not indicative of future results.

Certain Investment Risks

It is important to note that the Fund is not guaranteed by the U.S. Government. Fixed income investments involve interest rate risk, issuer credit risk and risk of default, prepayment risk, duration, risk and price volatility risk. Funds investing in bonds can lose their value as interest rates rise, and investors participating in such Funds can suffer a partial or total loss of their principal.

Mortgage-backed and other asset-backed securities involve risks that are different from or more acute than risks associated with other types of debt instruments. For example, rising interest rates tend to extend the duration of fixed-rate MBS, making them more sensitive to changes in interest rates and causing funds investing in such securities (such as the Fund) to exhibit additional volatility. Conversely, declining interest rates may cause borrowers to pay off their mortgages sooner than expected, thereby reducing returns because the Fund may be required to reinvest the return of borrower principal at the lower prevailing interest rate. MBS related to floating rate loans may exhibit greater price volatility than a fixed rate obligation of similar credit quality. With respect to non-agency MBS, there are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Non-agency MBS also are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.

For a more complete list of Fund risks, please see the Prospectus.

*River Canyon Fund Management LLC (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.65% until January 28, 2019.

4

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage
	of Net	Principal
	Assets	Amount	Value
MORTGAGE-BACKED SECURITIES	101.1%
PRIVATE(a)	44.9%
Home Equity	44.9%
Argent Securities Trust Series 2006-M2
(Floating, ICE LIBOR USD 1M + 0.24%, 0.24% Floor)(b)
2.46%, 09/25/36		$1,195,993	$508,679
Bella Vista Mortgage Trust Series 2004-1
(Floating, ICE LIBOR USD 1M + 0.70%, 0.35% Floor, 11.25% Cap)(b)
2.87%, 11/20/34		437,830	429,113
Chase Funding Trust Series 2003-3
(Floating, ICE LIBOR USD 1M + 0.54%, 0.27% Floor)(b)
2.76%, 04/25/33		280,355	264,219
Countrywide Asset-Backed Certificates Series 2006-22
(Floating, ICE LIBOR USD 1M + 0.23%, 0.23% Floor)(b)
2.45%, 05/25/47		4,870,327	882,630
Countrywide Home Equity Loan Trust Series 2006-S2
5.84%, 07/25/27		298,963	447,317
Credit-Based Asset Servicing & Securitization LLC Series 2007-CB4
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor)(b)
2.40%, 04/25/37		5,600,000	2,890,250
Home Equity Mortgage Trust Series 2005-3
(Floating, ICE LIBOR USD 1M + 1.08%, 0.72% Floor)(b)
3.30%, 11/25/35		555,719	546,303
JP Morgan Mortgage Acquisition Corp. Series 2006-WMC1
(Floating, ICE LIBOR USD 1M + 0.34%, 0.34% Floor)(b)
2.56%, 03/25/36		5,039,591	793,806
JP Morgan Mortgage Acquisition Trust Series 2007-CH1(c)
4.93%, 11/25/36		459,913	339,248
Lehman Mortgage Trust Series 2008-4
(Floating, ICE LIBOR USD 1M + 0.38%, 0.38% Floor, 7.00% Cap)(b)
2.60%, 01/25/37		651,738	335,226
Merrill Lynch Mortgage Investors Trust Series 2006-MLN1
(Floating, ICE LIBOR USD 1M + 0.26%, 0.26% Floor)(b)
2.48%, 07/25/37		4,304,763	2,643,912
Morgan Stanley ABS Capital I, Inc. Series 2002-HE3
(Floating, ICE LIBOR USD 1M + 1.08%, 0.54% Floor)(b)
3.30%, 03/25/33		49,094	49,332
Morgan Stanley IXIS Real Estate Capital Trust Series 2006-2MSIX
(Floating, ICE LIBOR USD 1M + 0.15%, 0.15% Floor)(b)
2.37%, 11/25/36		587,356	297,385
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2007-1(c)
5.82%, 03/25/47		903,464	926,187
Saxon Asset Securities Trust Series 2003-1
4.03%, 06/25/33		201,079	203,858
WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR2
(Floating, ICE LIBOR USD 1M + 0.35%, 0.35% Floor, 10.50% Cap)(b)
2.57%, 01/25/45		247,054	247,282
			11,804,747

See notes to financial statements.

 5

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS

September 30, 2018

	Percentage
	of Net	Principal
	Assets	Amount	Value
U.S. GOVERNMENT AGENCIES	56.2%
Fannie Mae Pool TBA
3.00%, 10/18/48		$3,000,000	$2,870,328
Fannie Mae Pool TBA
3.50%, 10/18/48		3,000,000	2,952,087
Fannie Mae Pool TBA
4.00%, 10/18/48		3,000,000	3,029,298
Fannie Mae Pool
(Floating, ICE LIBOR USD 1Y + 1.60%, 1.60% Floor, 8.09% Cap)(b)
3.09%, 07/01/48		967,728	965,915
Fannie Mae Pool
(Floating, ICE LIBOR USD 1Y + 1.61%, 1.61% Floor, 8.02% Cap)(b)
3.02%, 03/01/48		996,671	993,513
Freddie Mac Non Gold Pool
(Floating, ICE LIBOR USD 1Y + 1.63%, 1.63% Floor, 7.90% Cap)(b)
2.90%, 09/01/47		930,808	926,707
Freddie Mac Non Gold Pool
(Floating, ICE LIBOR USD 1Y + 1.63%, 1.63% Floor, 9.26% Cap)(b)
3.26%, 07/01/48		993,645	995,067
Freddie Mac Non Gold Pool
(Floating, ICE LIBOR USD 1Y + 1.64%, 1.64% Floor, 8.07% Cap)(b)
3.07%, 06/01/48		994,326	988,936
Government National Mortgage Association Series 2017-117
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap)(b)
4.03%, 08/20/47		6,250,804	1,038,002
			14,759,853
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $25,209,665)			26,564,600

	Percentage
	of Net
	Assets	Shares	Value
SHORT-TERM INVESTMENTS(a)	32.7%
Northern Institutional Treasury Portfolio
1.98%		8,603,945	8,603,945
TOTAL SHORT-TERM INVESTMENTS
(Cost $8,603,945)			8,603,945
TOTAL INVESTMENTS
(Cost $33,813,610)	133.8%		35,168,545
NET OTHER ASSETS (LIABILITIES)	(33.8%)		(8,890,285)
NET ASSETS	100.0%		$26,278,260

(a)All or a portion of this security is designated as collateral for the TBA securities at September 30, 2018.

(b)Floating rate security. The rate presented is the rate in effect at September 30, 2018, and the related index and spread are shown parenthetically for each security.

(c)The interest rate on this certificate may increase 0.50% per annum after the first possible optional termination date.

Abbreviations:

TBA – To-be-announced

See notes to financial statements.

 6

ADVISERS INVESTMENT TRUST

STATEMENT OF ASSETS & LIABILITIES

September 30, 2018

River Canyon
Total Return
Bond Fund
Assets:
Investments, at value (Cost: $33,813,610)	$35,168,545
Receivable for interest	55,248
Receivable for dividends	12,961
Receivable for investments sold	20,087
Receivable from Investment Adviser	26,814
Prepaid expenses	5,628
Total Assets	35,289,283
Liabilities:
Securities purchased payable	8,885,000
Accounting and Administration fees payable	64,864
Regulatory and Compliance fees payable	12,329
Accrued expenses and other payable	48,830
Total Liabilities	9,011,023
Net Assets	$26,278,260

Institutional Shares:
Net assets	$26,278,260
Shares of common stock outstanding	2,523,862
Net asset value per share	$10.41
Net Assets:
Paid in capital	$24,936,493
Accumulated net investment income	73,256
Accumulated net realized loss	(86,424)
Net unrealized appreciation	1,354,935
Net Assets	$26,278,260

See notes to financial statements.

 7

ADVISERS INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the year ended September 30, 2018

River Canyon
Total Return
Bond Fund
Investment Income:
Dividend income	$151,220
Interest income	1,223,219
Total investment income	1,374,439
Operating expenses:
Investment advisory	171,278
Accounting and Administration	137,409
Regulatory and Compliance	150,000
Trustees	44,902
Legal	55,619
Audit	33,567
Other	69,985
Total expenses before reductions	662,760
Expenses reduced by Investment Adviser	(485,397)
Net expenses	177,363
Net investment income	1,197,076
Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains from investment transactions	120,535
Change in unrealized depreciation on investments	(11,474)
Net realized and unrealized gains from investment activities	109,061
Change in Net Assets Resulting from Operations	$1,306,137

See notes to financial statements.

 8

ADVISERS INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2018 and 2017

	River Canyon Total Return Bond Fund
	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$1,197,076	$1,045,187
Net realized gains (losses) from investment transactions	120,535	(268,713)
Change in unrealized appreciation (depreciation) on investments	(11,474)	947,857
Change in net assets resulting from operations	1,306,137	1,724,331
Dividends paid to shareholders:
From net investment income	(1,168,077)	(1,047,547)
From net realized gains	—	(322,792)
Total dividends paid to shareholders	(1,168,077)	(1,370,339)
Capital Transactions:
Proceeds from sale of shares	1,331,414	13,098
Value of shares issued to shareholders in reinvestment of dividends	1,168,077	1,370,339
Value of shares redeemed	(4,994,659)	—
Change in net assets from capital transactions	(2,495,168)	1,383,437
Change in net assets	(2,357,108)	1,737,429
Net assets:
Beginning of year	28,635,368	26,897,939
End of year	$26,278,260	$28,635,368
Accumulated net investment income	$73,256	$44,180
Share Transactions:
Sold	128,585	1,274
Reinvested	112,996	135,958
Redeemed	(483,416)	—
Change	(241,835)	137,232

See notes to financial statements.

 9

ADVISERS INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For the years ended September 30, 2018, 2017 and 2016 and the period December 30, 2014 (commencement of operations) to September 30, 2015

	River Canyon Total Return Bond Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015(a)
Net asset value, beginning of period	$10.35	$10.23	$10.04	$10.00
Income (loss) from operations:
Net investment income	0.46	0.38	0.29	0.32
Net realized and unrealized gains from investments	0.05	0.25	0.16	0.17
Total from investment operations	0.51	0.63	0.45	0.49
Less distributions paid:
From net investment income	(0.45)	(0.39)	(0.26)	(0.36)
From net realized gains on investments	—	(0.12)	—	—
Tax return of capital	—	—	—	(0.09)
Total distributions paid	(0.45)	(0.51)	(0.26)	(0.45)
Change in net asset value	0.06	0.12	0.19	0.04
Net asset value, end of period	$10.41	$10.35	$10.23	$10.04
Total return(b)	5.00%	6.41%	4.55%	4.97%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$26,278	$28,635	$26,898	$25,708
Ratio of net expenses to average net assets(c)	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets(c)	4.39%	3.81%	2.90%	4.18%
Ratio of gross expenses to average net assets(c), (d)	2.43%	1.98%	1.81%	1.81%
Portfolio turnover rate(b)	46.78%	47.85%	18.57%	41.03%

(a) For the period from December 30, 2014, commencement of operations, to September 30, 2015.

(b) Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

(d) During the period shown, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See notes to financial statements.

 10

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND
NOTES TO FINANCIAL STATEMENTS

September 30, 2018

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Second Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated June 21, 2018. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The River Canyon Total Return Bond Fund (the “Fund”) is a series of the Trust, and the Fund’s Institutional Shares class commenced operations on December 30, 2014. Prior to April 6, 2015 shares of the Fund were not registered under the Securities Act of 1933, as amended (the “1933 Act”). During that time, investments in the Fund were made only by individuals or entities that were “accredited investors” within the meaning of Regulation D under the 1933 Act, and shares were issued solely in private placement transactions that did not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Effective April 6, 2015, the Fund became publicly available for investment.

The Fund is a non-diversified fund, meaning it may invest in a smaller number of companies than a diversified fund. The investment objective of the Fund is to seek to maximize total return.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A. Significant accounting policies related to Investments are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

• Level 1 —quoted prices in active markets for identical assets

• Level 2 —other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm ET, each business day on which the share price of the Fund is calculated.

Debt and other fixed income securities are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

 11

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND
NOTES TO FINANCIAL STATEMENTS

September 30, 2018

Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as a Level 1 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Fund’s Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees.

In the fair value situations as noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2018 in valuing the Fund’s investments based upon the three fair value levels defined above:

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
Fund	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
River Canyon Total Return Bond Fund
Mortgage-Backed Securities(1)	$—	$26,564,600	$—	$26,564,600
Short-Term Investments	8,603,945	—	—	8,603,945
Total Investments	$8,603,945	$26,564,600	$—	$35,168,545

(1) See additional categories in the Schedule of Investments.

As of September 30, 2018, there were no Level 3 securities held by the Fund. There were no transfers to or from Level 3 during the year ended September 30, 2018.

FORWARD COMMITMENTS

The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transaction”) consistent with the Fund’s ability to manage its investment portfolio. No interest will be earned by the Fund on such purchases until the securities are delivered, however the market value may change prior to delivery. When the Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment.

The Fund may enter into TBA sale commitments to help manage portfolio duration, hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered.

 12

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND
NOTES TO FINANCIAL STATEMENTS

September 30, 2018

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on a quarterly basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”).These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2018, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s Federal tax returns filed for the tax year ended September 30, 2015, 2016 and 2017 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

NEW ACCOUNTING PRONOUNCEMENTS

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate

 13

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND
NOTES TO FINANCIAL STATEMENTS

September 30, 2018

consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements.

B. Fees and Transactions with Affiliates and Other Parties

River Canyon Fund Management LLC (the “Adviser” or “River Canyon”) serves as the investment adviser to the Fund. Under the terms of the Trust’s Investment Advisory Agreement (the “Agreement”) with the Adviser, the Fund paid the Adviser a fee computed and accrued daily and paid monthly at the annual rate of 0.40% of average daily net assets through October 31, 2017. Effective November 1, 2017, the Fund pays the Adviser a fee at the annual rate of 0.65% of average daily net assets. Total fees incurred pursuant to the Agreement are reflected as “Investment advisory” fees on the Statement of Operations.

Foreside Financial Services, LLC (the “Distributor”), formerly BHIL Distributors, LLC, provides distribution services to the Fund pursuant to a distribution agreement with the Trust, on behalf of the Fund. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Adviser, at its own expense, pays the Distributor an annual $25,000 fee for these services and reimbursement for certain expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements between the Trust, on behalf of the Fund, and NorthernTrust. Through April 1, 2018, the Fund agreed to pay Northern Trust a tiered basis-point fee based on the Fund’s daily net assets, subject to a minimum annual fee of $125,000 relating to these services. Effective April 2, 2018, the total fee is subject to a minimum annual fee of $150,000, as well as other charges for additional service activities. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations. For the year ended September 30, 2018, Northern Trust voluntarily waived expenses of $12,465.

Foreside Fund Officer Services, LLC (“Foreside”), formerly Foreside Management Services, LLC, provides compliance and financial control services for the Fund pursuant to a written agreement with the Trust, on behalf of the Fund, including providing certain officers to the Fund. The Fund pays Foreside an annual base fee, a basis-point fee based on the Fund’s daily net assets, subject to an overall annual minimum fee of $150,000 for these services, and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Foreside, Northern Trust, or the Distributor and receive no compensation directly from the Fund for serving in their respective roles. Through March 31, 2018, the Trust paid each Independent Trustee compensation for their services based on an annual retainer of $80,000 and reimbursement for certain expenses. Effective April 1, 2018, the Trust pays an annual retainer of $120,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2018, the aggregate Trustee compensation paid by the Trust was $300,000. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” expenses on the Statement of Operations.

The Adviser has contractually agreed to waive fees or reimburse expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends, expenses on short positions, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.65% of the average daily net assets of the Fund until January 28, 2019. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage costs, interest, taxes, dividends, expenses on short positions, litigation and indemnification expenses) to exceed the applicable expense limitation in effect at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Agreement.

 14

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND
NOTES TO FINANCIAL STATEMENTS

September 30, 2018

For the year ended September 30, 2018, the Fund incurred advisory fees payable to River Canyon, expense waivers/reimbursements from River Canyon, and paid expense recoupments to River Canyon as follows:

Fund	Advisory Fee to River Canyon	Expenses Reduced by River Canyon	Advisory Fees Recouped by River Canyon
River Canyon Total Return Bond Fund	$171,278	$472,932	$—

		River Canyon
		Total Return Bond
For the:	Expiring	Fund
Year ended September 30, 2016	September 30, 2019	$300,047
Year ended September 30, 2017	September 30, 2020	365,211
Year ended September 30, 2018	September 30, 2021	472,932
Balance of Recoverable Expenses to the Adviser		$1,138,190

C. Investment Transactions

For the year ended September 30, 2018, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Cost of Purchases	Proceeds from Sales
$8,440,136	$7,394,681

D. Federal Income Tax

As of September 30, 2018, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
River Canyon Total Return Bond Fund	$33,793,138	$2,024,300	$(648,893)	$1,375,407

The tax character of distributions paid to shareholders during the latest tax years ended September 30, 2018 and September 30, 2017 for the Fund was as follows:

		Net Long	Total Taxable	Tax Return	Total Distributions
	Ordinary Income	Term Gains	Distributions	of Capital	Paid
2018	$1,168,077	$—	$1,168,077	$—	$1,168,077
2017	1,370,339	—	1,370,339	—	1,370,339

As of the tax year ended September 30, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings
River Canyon Total Return Bond Fund	$52,784	$—	$52,784	$—	$(86,424)	$1,375,407	$1,341,767

At September 30, 2018, the latest tax year end, the Fund had $86,424 of capital loss carry-forwards available to offset future net capital gains.

 15

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND
NOTES TO FINANCIAL STATEMENTS

September 30, 2018

E. Concentration of Ownership

A significant portion of the Fund’s shares may be held in a limited number of shareholder accounts. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by the Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy.

As of September 30, 2018, substantially all of the shares issued by the Fund were owned by the Adviser or Adviser-related shareholders.

 16

Deloitte & Touche LLP 111 South Wacker Drive Chicago, IL 60606-4301 USA Tel: +1 312 486 1000 Fax: +1 312 486 1486 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Advisers Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the River Canyon Total Return Bond Fund (the “Fund”), one of the funds constituting the Advisers Investment Trust (the “Trust”), as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period December 30, 2014 (commencement of operations) to September 30, 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the River Canyon Total Return Bond Fund of the Trust as of September 30, 2018, and the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period December 30, 2014 (commencement of operations) to September 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

November 26, 2018

We have served as the auditor of one or more River Canyon Fund Management LLC investment companies since 2015.

 17

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND
ADDITIONAL INFORMATION

September 30, 2018 (Unaudited)

A. Security Allocation as of September 30, 2018

Market Exposure
Fixed Income Securities	% of Net Assets
U.S. Government Agencies	56.2%
Home Equity	44.9
Total	101.1%

Largest Fixed Income Security Positions
Issuer	% of Net Assets
Fannie Mae Pool TBA Maturity Date 10/18/48	11.5%
Fannie Mae Pool TBA Maturity Date 10/18/48	11.3
Credit-Based Asset Servicing & Securitization LLC Series 2007-CB4 Maturity Date 4/25/37	11.0
Fannie Mae Pool TBA Maturity Date 10/18/48	10.9
Merrill Lynch Mortgage Investors Trust Series 2006-MLN1 Maturity Date 4/25/37	10.1
Total	54.8%

B. Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2018 and held for the entire period through September 30, 2018.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Beginning Account	Ending Account
	Expense	Value	Value	*Expenses Paid
	Ratio	4/1/2018	9/30/2018	4/1/18-9/30/18
Actual	0.65%	$1,000.00	$1,036.00	$3.32
Hypothetical	0.65%	$1,000.00	$1,021.81	$3.29

* Expenses are calculated using the annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

 18

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND
ADDITIONAL INFORMATION

September 30, 2018 (Unaudited)

C. Other Information

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund at 800-245-0371 (toll free) or 312-557-0164. Information about how the Fund voted proxies relating to portfolio securities for each 12 month period ending June 30 is available without charge, upon request, by calling the Trust at 800-245-0371 (toll free) or 312-557-0164 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge on the SEC’s website at www.sec.gov, or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

D. Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940Act.

Name,Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present; Chairperson, Diamond Hill Funds 2014 to present.	16	Diamond Hill Funds

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	Retired; President, Vadar Capital LLC, 2008 to 2017.	16	None

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Retired; President and CEO of the Ohio Bankers League 1991 to present; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to 2014.	16	Boston Trust & Walden Funds and Coventry Funds Trust

[1]	The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, Illinois 60603.

 19

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND
ADDITIONAL INFORMATION

September 30, 2018 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
David M. Whitaker[2] Year of Birth: 1971	Trustee	Indefinite/ July 2017 to present	President, Foreside Financial Group, LLC, 2011 to present; Director, Portland Air Freight, 2011 to present; Director, National Investment Company Service Association (NICSA) 2018 to present.	16	PAF Transportation

Daniel P. Houlihan[3] Year of Birth: 1966	Trustee	Indefinite/ March 2016 to present	Executive Vice President, The Northern Trust Company, 2008 to present; Chairman, National Investment Company Service Association (NICSA) 2017 to present; Vice Chairman, National Investment Company Service Association (NICSA) 2014 to 2017.	16	None

Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018; Vice President of Advisers Investment Trust, 2012 to 2017.	N/A	N/A

Rita Tholt Year of Birth: 1960	Chief Compliance Officer	Indefinite/December 2016 to present	Director, Foreside Financial Group, LLC, 2016 to present; Chief Compliance Officer, Granite Shares Advisors LLC, 2017 to present; Chief Compliance Officer, Tributary Capital Management, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2015 to 2016; Chief Compliance Officer, Nationwide Investment Advisors, LLC, 2009 to 2015.	N/A	N/A

Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2009 to 2016.	N/A	N/A

 20

ADVISERS INVESTMENT TRUST

RIVER CANYON TOTAL RETURN BOND FUND
ADDITIONAL INFORMATION

September 30, 2018 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/July 2011 to present	Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2008 to 2016.	N/A	N/A

Toni M. Bugni Year of Birth: 1973	Secretary	Indefinite/ March 2018 to present	Senior Vice President, Compliance Support Services, The Northern Trust Company, 2011 to present.	N/A	N/A

Deanna Y. Pellack Year of Birth: 1981	Assistant Secretary	Indefinite/March 2018 to present	Second Vice President, Compliance Support Services, The Northern Trust Company, 2014 to present; Officer, Wealth Management, The Northern Trust Company, 2013 to 2014.	N/A	N/A

1 The mailing address of Messrs. Whitaker, Sheets, and Statczar and Ms. Tholt is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230. The mailing address of Messrs. Houlihan and Jones and Mses. Nelligan, Bugni, and Pellack is 50 S. LaSalle Street, Chicago, IL 60603.

2 Mr. Whitaker is the President of Foreside Financial Group, LLC and is therefore deemed to be an “interested person” of the Trust, as defined in the 1940 Act.

3 Mr. Houlihan is an Executive Vice President of the Northern Trust Company and is therefore deemed to be an “interested person” of the Trust, as defined in the 1940 Act.

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 800-245-0371.

 21

River Canyon Total Return Bond Fund

Notice of Privacy Policy & Practices

SAFEGUARDING PRIVACY

The Fund recognizes and respects the privacy concerns and expectations of our customers. We are committed to maintaining the privacy and security of the personal confidential information we collect about you. We provide this notice so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We collect nonpublic personal information about our customers from the following sources:

●	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

●	Account History, including information about the transactions and balances in a customer’s account(s); and

●	Correspondences including written, telephonic or electronic between a customer and the Funds or service providers to the Funds.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

The Fund may disclose all non-public personal information we collect, as described above, to companies that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services, provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information. The Fund also may disclose non-public personal information as otherwise permitted by law.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We require service providers to the Fund:

●	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Funds; and

●	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Fund.

Investment Adviser
River Canyon Fund Management LLC
2000 Avenue of the Stars, 11th Floor
Los Angeles, California, 90067

Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215-6101

Distributor
Foreside Financial Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

For Additional Information, call
800-245-0371 (toll free) or 312-557-0164

NTAM TREASURY ASSETS FUND

ANNUAL REPORT

SEPTEMBER 30, 2018

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

NTAM TREASURY ASSETS FUND

September 30, 2018

ADVISERS INVESTMENT TRUST
NTAM TREASURY ASSETS FUND
SCHEDULE OF INVESTMENTS
September 30, 2018

	Percentage of Net Assets	Principal Amount (000s)	Value (000s)
U.S. TREASURY OBLIGATIONS	68.6%
U.S. Treasury Bills	40.9%
1.87%, 10/11/18(a)		$680,500	$680,127
1.90%, 10/11/18(a)		800	800
1.97%, 10/25/18(a)		1,286,400	1,284,616
2.09%, 12/20/18(a)		1,018,250	1,013,431
2.17%, 2/7/19(a)		20,000	19,844
2.19%, 2/14/19(a)		35,000	34,710
2.25%, 3/7/19(a)		100,000	99,023
2.22%, 4/25/19(a)		25,000	24,685
2.29%, 5/23/19(a)		35,000	34,483
2.49%, 9/12/19(a)		50,000	48,815
			3,240,534
U.S. Treasury Floating Rate Notes	14.6%
(Floating, U.S. Treasury 3M Bill MMY + 0.00%) 2.19%, 10/1/18(b)		200,000	199,930
(Floating, U.S. Treasury 3M Bill MMY + 0.03%) 2.23%, 10/1/18(b)		334,000	333,994
(Floating, U.S. Treasury 3M Bill MMY + 0.04%) 2.24%, 10/1/18(b)		50,000	49,991
(Floating, U.S. Treasury 3M Bill MMY + 0.06%) 2.25%, 10/1/18(b)		575,000	575,510
			1,159,425
U.S. Treasury Notes	13.1%
1.75%, 10/31/18		100,000	99,984
1.00%, 11/30/18		196,000	195,654
1.38%, 11/30/18		200,000	199,800
1.38%, 2/28/19		265,850	264,967
1.50%, 2/28/19		100,000	99,686
1.63%, 4/30/19		102,500	102,079
3.13%, 5/15/19		12,000	12,058
1.50%, 5/31/19		11,300	11,236
1.00%, 8/31/19		50,000	49,308
			1,034,772
TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,434,731)			5,434,731
REPURCHASE AGREEMENTS(c)	31.5%
Repurchase Agreements	31.5%
BNP Paribas S.A., dated 9/28/18, repurchase price $1,500,280, 2.24%, 10/1/18		1,500,000	1,500,000
JPMorgan Securities LLC, dated 9/28/18, repurchase price $1,000,186, 2.23%, 10/1/18		1,000,000	1,000,000
			2,500,000
TOTAL REPURCHASE AGREEMENTS (Cost $2,500,000)			2,500,000
TOTAL INVESTMENTS (Cost $7,934,731)	100.1%		7,934,731
NET OTHER ASSETS (LIABILITIES)	(0.1%)		(5,009)
NET ASSETS	100.0%		$7,929,722

(a)	Discount rate at the time of purchase.
(b)	Variable rate security. Rate as of September 30, 2018 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.
(c)	The nature and terms of the collateral received for the repurchase agreements are as follows:

See notes to financial statements.

1

ADVISERS INVESTMENT TRUST
NTAM TREASURY ASSETS FUND
SCHEDULE OF INVESTMENTS
September 30, 2018

Name	Value (000s)	Coupon Rates	Maturity Dates
U.S. Treasury Bills	$1	0.00%	10/11/18 — 3/28/19
U.S. Treasury Bonds	$487,610	0.00% — 8.00%	8/15/20 — 2/15/48
U.S. Treasury Notes	$2,062,389	0.75% — 2.75%	3/31/19 — 11/15/27
Total	$2,550,000

At September 30, 2018 the asset allocations for the NTAM Treasury Assets Fund were:

Asset Allocation (Unaudited)	% of Net Assets
U.S. Treasury Bills	40.9%
U.S. Treasury Floating Rate Notes	14.6
U.S. Treasury Notes	13.1
Repurchase Agreements	31.5
Total	100.1%

See notes to financial statements.

2

ADVISERS INVESTMENT TRUST
STATEMENT OF ASSETS & LIABILITIES
September 30, 2018

Amounts in thousands	NTAM Treasury Assets Fund
Assets:
Investments, at value (Cost: $5,434,731)	$5,434,731
Repurchase agreements, cost equals fair value	2,500,000
Cash	414
Receivable for interest	8,400
Prepaid expenses	21
Total Assets	7,943,566
Liabilities:
Distributions payable to shareholders	12,663
Investment advisory fees payable	566
Accounting and Administration fees payable	504
Regulatory and Compliance fees payable	31
Accrued expenses and other payable	80
Total Liabilities	13,844
Net Assets	$7,929,722
Net assets	$7,929,722
Shares of common stock outstanding	7,929,566
Net asset value per share	$1.00
Net Assets:
Paid in capital	$7,929,519
Accumulated net investment income	47
Accumulated net realized gain	156
Net Assets	$7,929,722

See notes to financial statements.

3

ADVISERS INVESTMENT TRUST
STATEMENT OF OPERATIONS

For the period from April 4, 2018, commencement of operations, to September 30, 2018

Amounts in thousands	NTAM Treasury Assets Fund
Investment Income:
Interest income	$70,576
Operating expenses:
Investment advisory	4,056
Accounting and Administration	504
Regulatory and Compliance	177
Trustees	24
Other	128
Total expenses	4,889
Expenses reduced by Adviser	(1,178)
Net expenses	3,711
Net investment income	66,865
Realized Gains from Investment Activities:
Net realized gains from investment transactions	156
Net realized gains from investment activities	156
Change in Net Assets Resulting from Operations	$67,021

See notes to financial statements.

4

ADVISERS INVESTMENT TRUST
STATEMENT OF CHANGES IN NET ASSETS
For the period from April 4, 2018, commencement of operations, to September 30, 2018

NTAM Treasury Assets Fund
Amounts in thousands	September 30, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$66,865
Net realized gains from investment transactions	156
Change in net assets resulting from operations	67,021
Dividends paid to shareholders:
From net investment income	(66,865)
Total dividends paid to shareholders	(66,865)
Capital Transactions:
Proceeds from sale of shares	8,441,864
Value of shares issued to shareholders in reinvestment of dividends	54,202
Value of shares redeemed	(566,500)
Change in net assets from capital transactions	7,929,566
Change in net assets	7,929,722
Net assets:
Beginning of period	—
End of period	$7,929,722
Accumulated net investment income	$47
Share Transactions
Sold	8,441,864
Reinvested	54,202
Redeemed	(566,500)
Change	7,929,566

See notes to financial statements.

5

ADVISERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

For the period from April 4, 2018, commencement of operations, to September 30, 2018

	NTAM Treasury Assets Fund
	Period Ended September 30, 2018

Net asset value, beginning of period	$1.00
Income (loss) from operations:
Net investment income	0.01
Net realized gains from investments	—
Total from investment operations	0.01
Less distributions paid:
From net investment income	(0.01)
Change in net asset value	—
Net asset value, end of period	$1.00
Total return(a)	0.88%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$7,929,722
Ratio of net expenses to average net assets	0.10	%(b)
Ratio of net investment income to average net assets	1.81	%(b)
Ratio of gross expenses to average net assets	0.13	%(b),(c)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.

(c)	During the period shown, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See notes to financial statements.

6

ADVISERS INVESTMENT TRUST
NTAM TREASURY ASSETS FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Second Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated June 21, 2018. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, The Trust was converted to a Delaware Statutory Trust. As an open-end registered investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The NTAM Treasury Assets Fund (the “Fund”) is a series of the Trust, and commenced operations on April 4, 2018. Shares of the Fund are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Investments in the Fund may be made only by individuals or entities that were “accredited investors” within the meaning of Regulation D under the 1933 Act.

The Fund is a diversified fund. The investment objective of the Fund is to seek to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

The Fund operates as a “government money market fund” under Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.     Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at amortized cost, which approximates fair value. Under this method, investments purchased at a discount or premium are valued by accruing or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity. If amortized cost does not approximate fair value, such securities will be fair valued in good faith by the Fund’s Fair Value Committee in accordance with procedures established by and under the general supervision of the Trustees.

The following is a summary of the valuation inputs used as of September 30, 2018 in valuing Fund’s investments based upon the three fair value levels as follows:

• Level 1 —quoted prices in active markets for identical assets

• Level 2 —other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
Amounts in thousands	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Investments held by the NTAM Treasury Assets Fund*	$—	$7,934,731	$—	$7,934,731

* See additional categories in the Schedule of Investments.

7

ADVISERS INVESTMENT TRUST
NTAM TREASURY ASSETS FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

As of September 30, 2018, there were no Level 1 or Level 3 securities held by the Fund. There were no transfers to or from Level 3 during the year ended September 30, 2018.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements under the terms of a master repurchase agreement by which they purchase securities for cash from a seller and agree to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and a liquidity feature which allows the Fund to resell the security quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The Fund is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited. The Fund has entered into such repurchase agreements at September 30, 2018, as reflected in the accompanying Schedule of Investments.

	Gross Amounts not Offset in the
Amounts in thousands	Statement of Assets and Liabilities
	Gross Amounts of Assets
	Presented in Statements of	Financial	Net
Counterparty	Assets and Liablities	Instruments*	Amount
BNP Paribas S.A	$1,500,000	$(1,500,000)	$—
JPMorgan Securities LLC	1,000,000	(1,000,000)	—
	$2,500,000	$(2,500,000)	—

* Collateral received is reflected up to the fair value of the repurchase agreement.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net income are declared daily and paid monthly by the Fund to its shareholders. Net income includes the interest accrued on the Fund’s assets less estimated expenses. The Fund’s net realized short-term capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”).These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

8

ADVISERS INVESTMENT TRUST
NTAM TREASURY ASSETS FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2018, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s Federal tax return for the tax year ended September 30, 2018 remains subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown or uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

NEW ACCOUNTING PRONOUNCEMENTS

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements.

B. Fees and Transactions with Affiliates and Other Parties

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Agreement”) with Northern Trust Investments, Inc. (the “Adviser” or “NTI”) to provide investment management services to the Fund. Total fees incurred pursuant to the Agreement are reflected as “Investment advisory” fees on the Statement of Operations. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee based on the Fund’s daily net assets at the annualized rate of 0.11%.

Foreside Financial Services, LLC (the “Placement Agent”), provides private placement services to the Fund pursuant to a placement agent agreement with the Trust, on behalf of the Fund. Under its agreement with the Trust, the Placement Agent acts as an agent of the Trust in connection with the offering of the shares of the Fund on a private placement basis to eligible investors only. The Adviser, at its own expense, pays the Placement Agent an asset-based fee, which is calculated and billed monthly, for these services and reimbursement for certain expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”, an affiliate to NTI) serves as the administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements between the Trust, on behalf of the Fund, and Northern Trust. The Fund agreed to pay Northern Trust certain annual and transaction-based fees, a tiered basis-point fee based on the Fund’s daily net assets, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

9

ADVISERS INVESTMENT TRUST
NTAM TREASURY ASSETS FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

Foreside Fund Officer Services, LLC (“Foreside”), formerly Foreside Management Services, LLC, provides compliance and financial control services for the Fund pursuant to a written agreement with the Trust, on behalf of the Fund, including providing certain officers to the Fund. The Fund pays Foreside an annual base fee, a basis-point fee based on the Fund’s daily net assets and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Foreside, NorthernTrust, or the Placement Agent and receive no compensation directly from the Fund for serving in their respective roles. Through March 31, 2018, the Trust paid each Independent Trustee compensation for their services based on an annual retainer of $80,000 and reimbursement for certain expenses. Effective April 1, 2018, the Trust pays an annual retainer of $120,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2018, the aggregate Trustee compensation paid by the Trust was $300,000. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” expenses on the Statement of Operations.

The Adviser has contractually agreed to waive fees or reimburse expenses to the extent necessary to limit total annual fund operating expenses (exclusive of the compensation paid to each Trustee, expenses associated with each Trustee’s attendance at Board of Trustees meetings and other Trust related travel, expenses of third party consultants engaged by the Board, membership dues paid to the Investment Company Institute, brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.10% of the average daily net assets of the Fund until March 22, 2019. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three fiscal years from the year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (exclusive of the compensation paid to each Trustee, expenses associated with each Trustee’s attendance at Board of Trustees meetings and other Trust related travel, expenses of third party consultants engaged by the Board, membership dues paid to the Investment Company Institute, brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to exceed the applicable expense limitation in effect at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Agreement.

For the period ended September 30, 2018, the Fund incurred advisory fees payable to NTI, expense waivers and/or reimbursements from NTI, and paid expense recoupments to NTI, as follows:

	Advisory Fee	Expenses Reduced	Advisory Fees
Amounts in thousands	to NTI	by NTI	Recouped by NTI
NTAM Treasury Assets Fund	$4,056	$1,178	$—

C.   Federal Income Tax

As of September 30, 2018, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
Amounts in thousands	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
NTAM Treasury Assets Fund	$7,935	$—	$—	$—

The tax character of distributions paid to shareholders during the latest tax period ended September 30, 2018 for the Fund as follows:

		Net Long	Total Taxable	Tax Return	Total Distributions
Amounts in thousands	Ordinary Income	Term Gains	Distributions	of Capital	Paid
2018	$54,202	$—	$54,202	$—	$54,202

10

ADVISERS INVESTMENT TRUST
NTAM TREASURY ASSETS FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

As of the tax year ended September 30, 2018, the components of accumulated earnings on a tax basis were as follows:

		Undistributed Long-			Accumulated		Total
	Undistributed	Term Capital	Accumulated	Distributions	Capital and	Unrealized	Accumulated
Amounts in thousands	Ordinary Income	Gains	Earnings	Payable	Other Losses	Appreciation	Earnings
NTAM Treasury Assets Fund	$12,866	$—	$—	$(12,663)	$—	$—	$203

Primarily as a result of differing book/tax treatment of offering expenses, the Fund made reclassifications among certain capital accounts. These reclassifications have no effect on net assets or net asset value per share. As of September 30, 2018, the following reclassifications were made to the Fund’s Statement of Assets and Liabilities:

Amounts in thousands	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (loss) from Investment Transactions	Paid-in Capital
NTAM Treasury Assets Fund	$47	$—	$(47)

11

Deloitte & Touche LLP 111 South Wacker Drive Chicago, IL 60606-4301 USA Tel: +1 312 486 1000 Fax: +1 312 486 1486 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Advisers Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the NTAM Treasury Assets Fund (the “Fund”), one of the funds constituting the Advisers Investment Trust (the “Trust”), as of September 30, 2018, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period April 4, 2018 (commencement of operations) through September 30, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the NTAM Treasury Assets Fund of the Trust as of September 30, 2018, and the results of its operations, the changes in its net assets , and the financial highlights for the period April 4, 2018 (commencement of operations) through September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

November 26, 2018

We have served as the auditor of one or more Northern Trust Investments, Inc. investment companies since 2002.

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ADVISERS INVESTMENT TRUST
NTAM TREASURY ASSETS FUND
ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

A.   Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2018 and held for the entire period through September 30, 2018.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Beginning Account	Ending Account
	Expense	Value	Value	Expenses Paid
	Ratio	4/4/2018	9/30/2018	4/1/18-9/30/18
Actual	0.10%	$1,000.00	$1,008.80	$0.49	*
Hypothetical	0.10%	$1,000.00	$1,024.57	$0.51	**

*	NTAM Treasury Assets Fund commenced operations April 4, 2018. Actual expenses presented are based on actual number of days of operations (179 days).

**	Expenses are calculated using the annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

B.    Board Approval of Investment Advisory Agreement

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Agreement between the Trust and the Adviser with respect to the Fund be approved by a majority the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Agreement to determine whether the agreement is fair to the Fund and its shareholders. The Board considered and approved the Agreement for the Fund at an in-person meeting held on March 7, 2018.

The Board requested, and the Adviser provided, both written and oral reports containing information and data relating to the following: (i) the nature, extent and quality of the services provided by the Adviser to the Fund; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and the profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee level reflects these economies of scale to the benefit of the Fund’s shareholders.

The Board examined the nature, extent and quality of the advisory services to be provided to the Fund by the Adviser. The Board considered the terms of the Agreement, information and reports provided by the Adviser on its personnel and operations, and the Adviser’s experience in managing the investment strategy of the Fund. The Board reviewed the Adviser’s investment philosophy and portfolio construction process and the Adviser’s compliance program, pending litigation, insurance coverage, business continuity program, and information security practices. The Board noted that the Adviser was affiliated with the Trust’s fund administrator, transfer agent, and fund

13

ADVISERS INVESTMENT TRUST
NTAM TREASURY ASSETS FUND
ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

accountant as those services are provided by Northern Trust. Taking into account the personnel involved in servicing the Fund as well as the materials and services provided by the Adviser, the Board expressed satisfaction with the quality, extent, and nature of the services expected from the Adviser.

The Board reviewed the investment performance for the Fund’s strategy and the Adviser compared to the selected peer group and benchmark for the Fund. The Board determined that because the Fund had not yet commenced operations, the Trustees would review performance over time; however, the Board noted that the Adviser managed a similar money-market fund and reviewed its performance against the benchmark for the since-inception, one-year, and five-year periods, noting outperformance for the periods. The Board reviewed the peer group which was drawn from Lipper Institutional US Treasury Money Market Funds as further refined by assets under management. The Board expressed satisfaction with the performance of the similar fund and the proposed benchmark of the Fund.

The Board considered the cost of services provided and the profits to be realized by the Adviser and, among other things, discussed compensation and the Adviser’s expected profitability. The Board then reviewed the advisory fee to be paid by the Fund and the total operating expenses of the Fund. The Board noted that the Adviser would receive a management fee of 0.11% of the average daily net assets of the Fund noting that the fee proposed was slightly below the peer group average of 0.125% and the Lipper Institutional Money Market Funds average of 0.124%. The Board reviewed comparative data on fees received by the Adviser as the manager of comparable separately managed accounts. Turning to total annual operating expenses, the Board noted that under a proposed Expense Limitation Agreement, the Adviser would contractually agree to waive fees and or reimburse expenses to the extent necessary to limit the total annual operating expenses to 0.10% annually. Among other factors considered when reviewing the advisory fee and the expense limitation was the fact that the Fund would not be publicly marketed, but rather would be privately placed. The Board concluded that the advisory fees and expense ratios were reasonable.

The Board considered the profitability of the Adviser’s future relationship with the Fund. Referring to information provided by the Adviser, the Board determined that the profit estimated to be earned by the Adviser for management of the Fund was not expected to be excessive.

When considering economies of scale with respect to the Fund, the Board considered that the Fund would be launching as a private placement and the size and scale and was expected to remain the same for the foreseeable future. The Board determined the investment advisory fee to be appropriate and reasonable for the Fund at its expected size and scale and that no additional economies of scale were anticipated.

The Board considered that the Adviser may derive ancillary benefits from its management of the Fund and again considered that the Adviser was affiliated with the Fund’s administrator, transfer agent, and fund accountant.

In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling; and each Trustee assigned different weights to the various factors considered.

C.    Other Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by writing to the Fund at NTAM Treasury Assets Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund at 855-351-4583 (toll free); and (ii) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, by calling the Fund at 855-351-4583 (toll free); and (ii) on the SEC’s website at www.sec.gov.

The Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge on the SEC’s website at www.sec.gov, or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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ADVISERS INVESTMENT TRUST
NTAM TREASURY ASSETS FUND
ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present; Chairperson, Diamond Hill Funds 2014 to present.	16	Diamond Hill Funds
Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	Retired; President, Vadar Capital LLC, 2008 to 2017.	16
Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Retired; President and CEO of the Ohio Bankers League 1991 to present; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to 2014.	16	Boston Trust & Walden Funds and Coventry Funds Trust

1 The mailing address of each Trustee is 50 S. LaSalle St. Chicago, IL 60603.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
David M. Whitaker Year of Birth: 1971[2]	Trustee	Indefinite/ July 2017 to present	President, Foreside Financial Group, LLC, 2011 to present; Director, Portland Air Freight, 2011 to present; Director, National Investment Company Service Association (NICSA) 2018 to present.	16	PAF Transportation
Daniel P. Houlihan Year of Birth: 1966[3]	Trustee	Indefinite/ March 2016 to present	Executive Vice President, The Northern Trust Company, 2008 to present; Chairman, National Investment Company Service Association (NICSA) 2017 to present; Vice Chairman, National Investment Company Service Association (NICSA) 2014 to 2017.	16	None

15

ADVISERS INVESTMENT TRUST
NTAM TREASURY ASSETS FUND
ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018; Vice President of Advisers Investment Trust, 2012 to 2017.	N/A	N/A
Rita Tholt Year of Birth: 1960	Chief Compliance Officer	Indefinite/December 2016 to present	Director, Foreside Financial Group, LLC, 2016 to present; Chief Compliance Officer, Granite Shares Advisors LLC, 2017 to present; Chief Compliance Officer, Tributary Capital Management, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2015 to 2016; Chief Compliance Officer, Nationwide Investment Advisors, LLC, 2009 to 2015.	N/A	N/A
Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2009 to 2016.	N/A	N/A
Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/July 2011 to present	Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2008 to 2016.	N/A	N/A
Toni M. Bugni Year of Birth: 1973	Secretary	Indefinite/ March 2018 to present	Senior Vice President, Compliance Support Services, The Northern Trust Company, 2011 to present.	N/A	N/A
Deanna Y. Pellack Year of Birth: 1981	Assistant Secretary	Indefinite/March 2018 to present	Second Vice President, Compliance Support Services, The Northern Trust Company, 2014 to present; Officer, Wealth Management, The Northern Trust Company, 2013 to 2014.	N/A	N/A

1The mailing address of Mr. Houlihan and Mses. Nelligan, Bugni, and Pellack is 50 S. LaSalle Street, Chicago, IL 60603.

2 Mr.Whitaker is the President of Foreside Financial Group, LLC and is therefore deemed to be an “interested person” of the Trust, as defined in the 1940 Act.

3 Mr. Houlihan is an Executive Vice President of the Northern Trust Company and is therefore deemed to be an “interested person” of the Trust, as defined in the 1940 Act.

16

ADVISERS INVESTMENT TRUST
NTAM TREASURY ASSETS FUND
ADDITIONAL INFORMATION
September 30, 2018 (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 855-351-4583.

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Investment Adviser Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603
Custodian The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603
Independent Registered Public Accounting Firm Deloitte & Touche LLP 111 S. Wacker Drive Chicago, Illinois 60606
Legal Counsel Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215-6101
Placement Agent Foreside Financial Services, LLC 3 Canal Plaza, Suite 100 Portland, ME 04101
For Additional Information, call 855-351-4583 (toll free)

Item 2. Code of Ethics.

As of September 30, 2018, the registrant had adopted a “code of ethics” (as such term is defined in Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer. This code is filed as Exhibit 13(a)(1) hereto. There were no substantive amendments or waivers to the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined the registrant has at least one “audit committee financial expert” (as such term is defined in Item 3 of Form N-CSR) serving on its Audit Committee. The “audit committee financial expert” is Mr. Steven R. Sutermeister, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Independent Franchise Partners US Equity Fund

2018  $19,250

2017  $18,240

JOHCM Funds

2018  $223,200

2017  $188,960

The fees paid to PricewaterhouseCoopers LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-CEN (2018) / Form N-SAR (2017) and Form N-1A.

Vontobel Funds

2018  $78,975

2017  $58,520

The fees paid to Ernst & Young LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-CEN (2018) / Form N-SAR (2017) and Form N-1A.

River Canyon Total Return Bond Fund

2018  $28,350

2017  $27,000

NTAM Treasury Assets Fund

2018  $25,000

2017  N/A

The fees paid to Deloitte & Touche LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-CEN (2018) / Form N-SAR (2017) and Form N-1A.

(b)	Audit-Related Fees

Independent Franchise Partners US Equity Fund

2018  $0

2017  $0

JOHCM Funds

2018  $0

2017  $0

Vontobel Funds

2018  $0

2017  $0

River Canyon Total Return Bond Fund

2018  $0

2017  $0

NTAM Treasury Assets Fund

2018  $0

2017  N/A

(c)	Tax Fees

Independent Franchise Partners US Equity Fund

2018  $5,105

2017  $4,850*

JOHCM Funds

2018  $46,530

2017  $39,280*

The fees to PricewaterhouseCoopers LLP relate to the preparation of the registrant’s tax returns and review of annual distributions.

Vontobel Funds

2018  $59,225

2017  $51,975*

The fees to Ernst & Young LLP relate to the preparation of the registrant’s tax returns, review of annual distributions, and additional tax provision support fees.

River Canyon Total Return Bond Fund

2018  $5,900

2017  $5,600*

NTAM Treasury Assets Fund

2018  $3,130

2017  N/A

The fees to Deloitte & Touche LLP relate to the preparation of the registrant’s tax returns and review of annual distributions.

*Amounts updated for final billings.

(d)	All Other Fees

Independent Franchise Partners US Equity Fund

2018  $0

2017  $0

JOHCM Funds

2018  $0

2017  $0

Vontobel Funds

2018  $0

2017  $0

River Canyon Total Return Bond Fund

2018  $0

2017  $0

NTAM Treasury Assets Fund

2018  $0

2017  N/A

(e)(1)     Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the registrant’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to the registrant, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	Independent Franchise Partners US Equity Fund

2018  0%

2017  0%

JOHCM Funds

2018  0%

2017  0%

Vontobel Funds

2018  0%

2017  0%

River Canyon Total Return Bond Fund

2018  0%

2017  0%

NTAM Treasury Assets Fund

2018  0%

2017  N/A

(f)	Not applicable.

(g)	Independent Franchise Partners US Equity Fund

2018  $5,105

2017  $4,850*

JOHCM Funds

2018  $46,530

2017  $39,280*

Vontobel Funds

2018  $59,225

2017  $51,975*

River Canyon Total Return Bond Fund

2018  $5,900

2017  $5,600*

NTAM Treasury Assets Fund

2018  $3,130

2017  N/A

*Amounts updated for final billings.

(h)         The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advisers Investment Trust

By:	/s/ Troy A. Sheets
Troy A. Sheets
Treasurer and Principal Financial Officer

Date:	December 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara J. Nelligan
Barbara J. Nelligan
President and Principal Executive Officer

Date:	December 6, 2018

By:	/s/ Troy A. Sheets
Troy A. Sheets
Treasurer and Principal Financial Officer

Date:	December 6, 2018